THE AMERICA FIRST ABSOLUTE RETURN PORTFOLIO, SERIES 2

         (A unit investment trust included in Matrix Defined Trusts 12)





                     [LOGO]                          [LOGO]

                 America First                       Matrix
               Capital Management                Defined Trusts










                                   PROSPECTUS


                               SEPTEMBER 2, 2009







As with any investment, the Securities and Exchange Commission has not approved or disapproved of these securities or passed upon the adequacy or accuracy of this prospectus. Any contrary representation is a criminal offense.

              THE AMERICA FIRST ABSOLUTE RETURN PORTFOLIO, SERIES 2

                              INVESTMENT OBJECTIVE

     The trust seeks to provide capital appreciation with a focus on producing positive returns regardless of the directions of financial markets.

                          PRINCIPAL INVESTMENT STRATEGY

     The trust seeks to achieve its objective by investing in a portfolio of securities which may include common stocks of foreign and domestic companies, preferred securities, common stock of mutual funds (i.e., open-end management investment companies) ("open-end funds"), closed-end management investment companies ("closed-end funds") and shares of exchange-traded portfolios ("Exchange Traded Portfolios") selected by applying a uniquely specialized strategy. For purposes of the strategy, we define Exchange Traded Portfolios to include open-end funds and unit investment trusts ("UITs") registered under the Investment Company Act of 1940 (commonly referred to as "exchange-traded funds" or "ETFs"), commodity pools and investment funds that invest in physical commodities, in each case, that issue shares that are approved for listing and trading on a national securities exchange. We<F1>* exclude from the definition of Exchange Traded Portfolios, closed-end funds, funds or pools that are treated as publicly traded partnerships for federal income tax purposes, Holding Company Depositary Receipts ("HOLDRS") and exchange-traded notes. It is possible that the trust may not include all of these types of securities and may only include one of these types of securities. The strategy selected these components in an effort to provide capital appreciation with a focus on absolute return and low correlation to traditional financial market indices. The trust strategy was developed by America First Capital Management, LLC.

     To select the trust portfolio, we first select the 5 "Strategy Components" by applying a defined strategy to a universe of indices (and, with respect to certain indices, the inverses thereof) and, with respect to the Convertible Arbitrage/Market Neutral and Income Component, an open-end fund. Each index (or inverse thereof, as applicable) and/or fund represents, as a proxy, a specific Strategy Component (each a "Proxy" and collectively, the "Proxies"). Once the
5 Strategy Components have been selected, we select the portfolio securities by applying the strategies described for each of the selected Strategy Components. Each Strategy Component is weighted equally in the trust portfolio and consequently, each portfolio security is not necessarily weighted equally in the trust portfolio.

     The selection date for the trust was August 27, 2009. The trust includes the following five Strategy Components: Consumer Services Component, Health Care Component, Global Bond Component, Investment Grade Corporate Bond Component and Convertible Arbitrage/Market Neutral and Income Component.

     While the trust has a term of approximately 13 months, it is designed as part of a long-term investment strategy to be followed on an annual basis. As part of the strategy, we currently intend to offer a subsequent series of the trust for a rollover investment when the current trust terminates for a discounted sales fee. For more information see "Reducing Your Sales Fee-- Rollover/Exchange


<F1>*  "Matrix," "we" and related terms mean Matrix Capital Group, Inc., the trust sponsor, unless the context clearly suggests otherwise.

Option" and "Rollover Option". There will be costs associated with a rollover investment. For more information see "Fee Table--Example". This long-term strategy is designed to outperform the general market over time, but may not do so in any given year. You may achieve more consistent overall results by following the strategy over several years.

     Please note that we applied the strategy to select the portfolio at a particular time. If we create additional units of the trust after the trust's inception date, the trust will purchase the securities originally selected by applying the strategy. This is true even if a later application of the strategy would have resulted in the selection of different securities.

I.   STRATEGY COMPONENT SELECTION.

     Starting with the Proxies listed in the chart below, we first eliminate each Proxy whose collective 3-, 6-, 9- and 12-month Relative Strength is less than that of the Standard and Poor's 500 Index. Second, we filter out any Proxy whose current price is less than its 50-day Moving Average. From the remaining Proxies we select the five final Proxies with the lowest collective 3-, 6- and 9-month Price Momentum, provided that the trust portfolio will include no more than one index inverse Proxy. If more than one index inverse Proxy is selected by the trust strategy, the non-inverse index Proxy with the next lowest Relative Strength will be selected for the portfolio. If the screens discussed above result in less than five Proxies being selected, we select the five Proxies with the highest Long and Short-Term Price Momentum relative to that of the Standard and Poor's 500 Index. Using the list below, once these five Proxies are selected, the five corresponding Strategy Components are selected for inclusion in the trust.

INDEX (OR INVERSE THEREOF)                                       STRATEGY COMPONENT
--------------------------                                      ------------------
Dow Jones U.S. Basic Materials Index                             Basic Materials Component
Dow Jones U.S. Consumer Goods Index                              Consumer Goods Component
Dow Jones U.S. Consumer Services Index                           Consumer Services Component
Dow Jones U.S. Financial Services Index                          Financials Component
Dow Jones U.S. Health Care Index                                 Health Care Component
Dow Jones U.S. Industrials Index                                 Industrials Component
Dow Jones U.S. Oil & Gas Index                                   Oil & Gas Component
Dow Jones U.S. Technology Index                                  Technology Component
Dow Jones U.S. Telecommunications Index                          Telecommunications Component
Dow Jones U.S. Utilities Index                                   Utilities Component
Dow Jones Select MicroCap Index                                  Micro-Cap Component
Morgan Stanley Capital International EAFE Index                  International Component
Morgan Stanley Capital International Emerging Markets Index      Emerging Market Equity Component
Barclays Capital U.S. Corporate High Yield Bond Index            High Yield Bond Component
Barclays Capital U.S. Credit Index                               Investment Grade Corporate Bond Component
Barclays Capital U.S. Government Index                           U.S. Government Bond Component
Thomson U.S. Emerging Market Income Index                        Emerging Market Bond Component
Barclays Capital Global Aggregate Bond Index                     Global Bond Component
Dow Jones U.S. Real Estate Total Return Index                    Real Estate Investment Trust Component


                                      -3-


London Gold PM Fix                                               Gold Component
Standard and Poor's U.S. Preferred Stock Index                   Preferred Component
Standard and Poor's Diversified Trends Indicator                 Managed Futures Component
Inverse return of the Standard and Poor's 500 Index              Inverse Broad Market Equity Component
S&P GSCI Commodity Index                                         Commodity Component
Inverse return of the NASDAQ-100 Index                           Inverse NASDAQ-100 Index Component
Calamos Market Neutral Income Fund                               Convertible Arbitrage/Market Neutral and Income Component
Barclays U.S. Government Inflation-Linked Bond Index             Treasury Inflation-Protected Securities Component

     We then select the trust portfolio securities for these five Strategy Components based upon the Strategy Component sub-strategies discussed below. Please see the "Glossary of Strategy Component Terms" for a description of terms used within each Strategy Component.

II.  PORTFOLIO SECURITY SELECTION UNDER EACH STRATEGY COMPONENT:

Basic Materials Component
-------------------------

     * Start with the common stocks of all basic materials companies (as defined by the Dow Jones Industrial Classification Benchmark) included in the Value Line Composite Index;

     *  Choose the twenty stocks with the highest Operating Earnings Yield;

     * Of the remaining stocks, eliminate stocks whose Price-to-Cash Flow Ratio is less than 10; and

     * Of the remaining stocks, choose the stocks of the five companies with the highest five-year Sales and Earnings Growth.

Consumer Goods Component
------------------------

     * Start with the common stocks of all consumer goods companies (as defined by the Dow Jones Industrial Classification Benchmark) included in the Value Line Composite Index;

     * Eliminate the stocks of companies that have issued common stock within the last 12 months

     *  Keep stocks with a positive one-year Return; and

     * Of the remaining stocks, choose the five stocks with the highest Value Momentum Rating.

Consumer Services Component
---------------------------

     * Start with the common stocks of all consumer services companies (as defined by the Dow Jones Industrial Classification Benchmark) included in the Value Line Composite Index;

     * Eliminate the stocks of companies that have issued common stock within the last 12 months; and

     * Of the remaining stocks, choose the five stocks with the highest Price Momentum.

Financials Component
--------------------

     * Start with the common stocks of all financial services companies (as defined by the Dow Jones Industrial Classification Benchmark) included in the Value Line Composite Index;

     * Eliminate the stocks of companies that issued common stock within the last 12 months;

     * Of the remaining stocks, eliminate those stocks of companies with negative Cash Flow; and

     * Of the remaining stocks, choose the five stocks with the highest Relative Strength.

Health Care Component
---------------------

     * Start with the common stocks of all health care companies (as defined by the Dow Jones Industrial Classification Benchmark) included in the Value Line Composite Index;

     *  Choose the stocks of companies with a positive one-year Sales Growth;

     * Of the remaining stocks, eliminate the stocks of companies with negative Cash Flow; and

     * Of the remaining stocks, choose the stocks of the five companies with the highest one-year Share Buyback Value.

Industrials Component
---------------------

     * Start with the common stocks of all industrials companies (as defined by the Dow Jones Industrial Classification Benchmark) included in the Value Line Composite Index;

     *  Choose the twenty-five stocks with the lowest Price-to-Earnings Ratio;

     * Of the remaining stocks, choose the stocks with a positive Shareholder Yield; and

     * Of the remaining stocks, choose the five stocks with the highest Price Momentum.

Oil & Gas Component
-------------------

     * Start with the common stocks of all oil & gas companies (as defined by the Dow Jones Industrial Classification Benchmark) included in the Value Line Composite Index;

     * Eliminate the stocks of companies that issued common stock within the last 12 months; and

     * Of the remaining stocks, choose the five stocks with the lowest Price-to-Value Ratio.

Technology Component
--------------------

     * Start with the common stocks of all technology companies (as defined by the Dow Jones Industrial Classification Benchmark) included in the Value Line Composite Index;

     * Choose the 100 stocks of companies with the most common shares outstanding;

     * Of the remaining stocks, choose the 20 stocks of companies with the lowest Market Capitalization;

     * Of the remaining stocks, choose the ten stocks with the highest 3-month Price Momentum plus 6-month Price Momentum; and

     * Of the remaining stocks, choose the five stocks with the lowest Price-to-Cash Flow Ratio.

Telecommunications Component
----------------------------

     * Start with the common stocks of all telecommunications companies (as defined by the Dow Jones Industrial Classification Benchmark) included in the Value Line Composite Index;

     *  Choose those stocks of companies with positive Cash Flow; and

     * Of the remaining stocks, choose the five stocks with the lowest Price-to-Earnings Ratio.

Utilities Component
-------------------

     * Start with the common stocks of all utilities companies (as defined by the Dow Jones Industrial Classification Benchmark) included in the Value Line Composite Index;

     *  Choose the stocks of companies with positive Cash Flow; and

     * Of the remaining stocks, choose the five stocks with the lowest values for Price-to-Earnings Ratio divided by the 5-year High Price-to-Earnings Ratio.

Micro-Cap Component
-------------------

     * Start with the common stocks of all companies in the Ford Equity Research HIPER database that are not part of the Standard & Poor's 500, Standard & Poor's MidCap 400, Standard & Poor's SmallCap 600 or
        Value Line Composite indices;

     * Choose the stocks of companies that have one-year Operating Earnings Growth equal or greater than 15%;

     * Of the remaining stocks, choose the remaining stocks whose Value Momentum Rating are greater than 85; and

     * Of the remaining stocks, choose the five stocks of companies with the highest one-year Share Buyback Value.

International Component
-----------------------

     * Start with the common stocks of all companies incorporated outside of the United States included in the Value Line Composite Index;

     * Choose the stocks of companies with positive one-year Operating Earnings Growth;

     * Of the remaining stocks, choose the stocks of companies that have not issued common shares within the last twelve months; and

     * Of the remaining stocks, choose the five stocks with the lowest Price-to-Earnings Ratio.

Emerging Market Equity Component
--------------------------------

     * Start with common stocks of all companies domiciled in emerging markets, as defined by Morningstar Research, listed in the Ford Equity Research HIPER Database;

     * Choose the stocks of companies with positive one-year Operating Earnings Growth; and

     * Of the remaining stocks, choose the five stocks with the highest Value Momentum Rating.

High Yield Bond Component
-------------------------

     * Start with all Exchange Traded Portfolios which seek to replicate the performance of the Barclays Capital U.S. Corporate High Yield
        Bond Index;

     * Choose the Exchange Traded Portfolio with the lowest investor fees, or if two or more Exchange Traded Portfolios charge identical investor fees, select the Exchange Traded Portfolio with the highest
        Trading Volume.

Investment Grade Corporate Bond Component
-----------------------------------------

     * Start with all Exchange Traded Portfolios which seek to replicate the performance of the Barclays Capital U.S. Credit Index;

     * Choose the Exchange Traded Portfolio with the lowest investor fees, or if two or more Exchange Traded Portfolios charge identical investor fees, select the Exchange Traded Portfolio with the highest
        Trading Volume.

U.S. Government Bond Component
------------------------------

     * Start with all Exchange Traded Portfolios which seek to replicate the performance of the Barclays Capital U.S. Government Index;

     * Choose the Exchange Traded Portfolio with the lowest investor fees, or if two or more Exchange Traded Portfolios charge identical investor fees, select the Exchange Traded Portfolio with the highest
        Trading Volume.

Emerging Market Bond Component
------------------------------

     * Start with all emerging market bond closed-end funds, as defined by Morningstar Research;

     * Choose the ten closed-end funds with the lowest Price-to-52-Week High Relationship; and

     * Of the remaining funds, choose the five funds with the highest Flare-Out-Growth Relative Strength.

Global Bond Component
---------------------

     * Start with all global income closed-end funds, as defined by Morningstar Research;

     * Choose those funds whose price exceeds their nine-month simple moving average; and

     * Choose the five funds with the highest one year minus six month Price Momentum.

Real Estate Investment Trust Component
--------------------------------------

     * Start with all real estate investment trusts ("REITs") included in the Value Line Composite Index;

     * Choose the twenty-five REITs with the highest 26-week Relative Strength; and

     *  Choose the five REITs with the highest one-year Share Buyback Value.

Gold Component
--------------

     * Start with all Exchange Traded Portfolios which seek to reflect the price of gold less the fund's expenses and liabilities; and

     * Choose the Exchange Traded Portfolio with the lowest investor fees, or if two or more Exchange Traded Portfolios charge identical investor fees, select the Exchange Traded Portfolio with the highest
        Trading Volume.

Preferred Component
-------------------

     * We begin with all preferred securities listed on a United States securities exchange, excluding securities that are convertible, have variable income payments or have payments linked to the performance of any other security, index or other reference, all as identified by Interactive Data Corp.;

     * We eliminate any remaining securities with a Bid/Ask Spread exceeding 0.025;

     * We then select the ten with the highest value for the quotient of the Price Momentum and 52-week High Closing Price; and

     *  We choose the five preferred securities with the highest Trading Volume.

Managed Futures Component
-------------------------

     *  We choose the Rydex Managed Futures Fund.

Inverse Broad Market Equity Component
-------------------------------------

     * Start with all Exchange Traded Portfolios which seek to replicate the inverse performance of the Standard and Poor's 500 Index; and

     * Choose the Exchange Traded Portfolio with the lowest investor fees, or if two or more Exchange Traded Portfolios charge identical investor fees, select the Exchange Traded Portfolio with the highest
        Trading Volume.

Commodity Component
-------------------

     *  We choose the Rydex Commodities Strategy Fund.

Inverse NASDAQ-100 Index Component
----------------------------------

     * Start with all Exchange Traded Portfolios and open-end funds which seek to replicate the inverse performance of the NASDAQ-100 Index; and

     * Choose the Exchange Traded Portfolio or open-end fund with the lowest investor fees, or if two or more Exchange Traded Portfolios and/or open-end funds charge identical investor fees, select the Exchange Traded Portfolio or open-end fund with the highest Trading Volume.

Convertible Arbitrage/Market Neutral and Income Component
---------------------------------------------------------

     * We choose the Calamos Market Neutral Income Fund. The Calamos Market Neutral Income Fund seeks high current income consistent with the stability of principal. The fund invests mainly in convertible securities of U.S. companies and employs short selling to enhance income and hedge against market risk. The fund anticipates that, from time to time, approximately 30-70% of its net assets will be employed for short sales and therefore the fund may not consistently offer exposure to a pure convertible arbitrage strategy.

Treasury Inflation-Protected Securities Component
-------------------------------------------------

     * Start with all Exchange Traded Portfolios and open-end funds which seek to replicate the performance of the Barclays U.S. Government Inflation-Linked Bond Index; and

     * Choose the Exchange Traded Portfolio or open-end fund with the lowest investor fees, or if two or more Exchange Traded Portfolios and/or open-end funds charge identical investor fees, select the Exchange Traded Portfolio or open-end fund with the highest Trading Volume.


Please refer to the "Glossary of Terms" for definitions of terms used in these screens.

                                 PRINCIPAL RISKS

     As with all investments, you can lose money by investing in this trust. The trust also might not perform as well as you expect. This can happen for reasons such as these:

     * SECURITY PRICES WILL FLUCTUATE. The value of your investment may fall over time. You should understand the section titled "The Trust-- Investment Risks--Market Risk" before you invest.

     * A SECURITY ISSUER MAY BE UNWILLING OR UNABLE TO DECLARE DIVIDENDS OR MAY REDUCE THE LEVEL OF DIVIDENDS DECLARED OR MAY BE UNABLE TO MAKE PAYMENTS OF INTEREST OR PRINCIPAL IN THE FUTURE. This may result in a reduction in the value of your units. You should understand the section titled "The Trust--Investment Risks--Dividend Payment Risk" before you invest.

     * THE FINANCIAL CONDITION OF AN ISSUER OF THE SECURITIES MAY WORSEN OR ITS CREDIT RATINGS MAY DROP, RESULTING IN A REDUCTION IN THE VALUE OF YOUR UNITS. This may occur at any point in time, including during the initial offering period. You should understand the section titled "The Trust--Investment Risks--Credit and Income Risk" before you invest.

     * THE VALUE OF FIXED INCOME SECURITIES IN AN UNDERLYING FUND WILL GENERALLY FALL IF INTEREST RATES, IN GENERAL, RISE. No one can predict whether interest rates will rise or fall in the future. You should understand the section titled "The Trust--Investment Risks--Interest Rate Risk" before you invest.

     * THE TRUST INVESTS IN SHARES OF OPEN-END FUNDS, CLOSED-END FUNDS AND EXCHANGE TRADED PORTFOLIOS. Shares of closed-end funds and Exchange Traded Portfolios tend to trade at a discount from their net asset value. Shares of all of these funds are subject to risks related to factors such as the manager's ability to achieve a fund's objective and market conditions affecting a fund's investments. The trust and the underlying funds have management and operating expenses. Exchange Traded Portfolios generally sell and redeem shares in large blocks, often known as creation units, however, the sponsor does not purchase, sell or redeem Exchange Traded Portfolio shares in this manner. You will bear not only your share of the trust's expenses, but also the expenses of the underlying funds. By investing in other funds, the trust incurs greater expenses than you would incur if you invested directly in the funds. You should understand the sections titled "The Trust--Investment Risks--Open End Funds, --Closed-End Funds and -- Exchange Traded Portfolios" before you invest.

     * THE TRUST INVESTS IN SECURITIES ISSUED BY COMPANIES IN THE CONSUMER SERVICES AND HEALTH CARE INDUSTRY SECTORS. Negative developments in these sectors will affect the value of your investment more than would be the case in a more diversified investment. You should understand the section titled "The Trust--Investment Risks--Sector Concentrations" before you invest.

     * THE TRUST IS EXPOSED TO CONVERTIBLE SECURITIES THROUGH ITS INVESTMENT IN UNDERLYING FUNDS IN THE TRUST. The market value of convertible securities tend to decline as interest rates increase, and conversely, to increase as interest rates decline. The credit standing of the company and other factors also may have an effect on the convertible security's investment value. You should understand the section titled "The Trust--Investment Risks--Convertible Securities" before you invest.

     * CERTAIN FUNDS IN THE TRUST MAY WRITE OPTIONS ON THEIR ASSETS. The use of options may require a fund to purchase or sell portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation a fund can realize on an investment, or may cause a fund to hold a security it might otherwise sell. To the extent a fund purchases options pursuant to a hedging strategy, the fund could lose its entire investment in the option.
          You should understand the section titled "The Trust--Investment Risks--Options" before you invest.

     * SECURITIES OF FOREIGN COMPANIES HELD BY THE TRUST OR BY AN UNDERLYING FUND IN THE TRUST PRESENT RISKS BEYOND THOSE OF U.S. ISSUERS. These risks may include market and political factors related to the company's foreign market, international trade conditions, less regulation, smaller or less liquid markets, increased volatility, differing accounting practices and changes in the value of foreign currencies. You should understand the section titled "The Trust-- Investment Risks--Foreign Issuer Risk" before you invest.

     * THE TRUST MAY BE EXPOSED TO THE RISKS OF SHORT SALES THROUGH ITS INVESTMENT IN THE UNDERLYING FUNDS IN THE TRUST. A fund may incur a loss (without limit) as a result of a short sale if the market value of the borrowed security increases between the date of the short sale and the date the fund replaces the security. You should understand the section titled "The Trust--Investment Risks--Short Sales" before you invest.

     * CERTAIN OF THE SECURITIES HELD BY UNDERLYING FUNDS IN THE TRUST MAY EITHER BE RATED BELOW INVESTMENT GRADE BY ONE OR MORE RATINGS AGENCIES OR MAY BE UNRATED. These securities may be considered to be speculative and may be subject to greater market and credit risks. Accordingly, the risk of default may be higher than investment grade securities. In addition, these securities may be more sensitive to interest rate changes and may be more likely to make early returns of principal. You should understand the section titled "The Trust-- Investment Risks--High Yield Security Risk" before you invest.

     * THE TRUST'S PERFORMANCE MIGHT NOT SUFFICIENTLY CORRESPOND TO THE HYPOTHETICAL PERFORMANCE OF THE TRUST'S STRATEGY. This can happen for reasons such as an inability to exactly replicate the weightings of securities in the strategy or be fully invested, timing of the trust offering or timing of your investment, and trust expenses. You should understand the section titled "The Trust--Investment Risks--Strategy Correlation Risk" before you invest.

     * WE DO NOT ACTIVELY MANAGE THE PORTFOLIO. Except in limited circumstances, the trust will hold, and continue to buy, shares of the same securities even if their market value declines.

                                WHO SHOULD INVEST

     You should consider this investment if you want:

     * to own a defined portfolio of securities which may include common stocks, preferred securities, common stock of open-end funds, closed-end funds and/or shares of Exchange Traded Portfolios, selected based on a defined investment strategy.

     * to pursue a long-term investment strategy that includes investment in subsequent portfolios, if available.

     *    the potential to receive capital appreciation.

     You should not consider this investment if you:

     * are uncomfortable with the risks of an unmanaged investment in the securities held by the trust, which may include common stocks, preferred securities, common stock of open-end funds, closed-end funds and/or shares of Exchange Traded Portfolios.

     *    are uncomfortable with the trust's strategies.


          ------------------------------------------------------------

                              ESSENTIAL INFORMATION
                              ---------------------

          UNIT PRICE AT INCEPTION                             $10.0000

          INCEPTION DATE                             September 2, 2009
          TERMINATION DATE                             October 1, 2010


          DISTRIBUTION DATES                    10th day of each month
          RECORD DATES                          25th day of each month

          CUSIP NUMBERS
          Standard Accounts
          Cash distributions                                 57690C108
          Reinvest distributions                             57690C116
          Fee Based Accounts
          Cash distributions                                 57690C124
          Reinvest distributions                             57690C132

          MINIMUM INVESTMENT                          $1,000/100 units

          ------------------------------------------------------------

                                    FEE TABLE

     The amounts below are estimates of the direct and indirect expenses that you may incur based on a $10 unit price. Actual expenses may vary.


                                   AS A %           AMOUNT
                                  OF $1,000        PER 100
SALES FEE                         INVESTED          UNITS
                                  ------------------------

Initial sales fee*                  1.00%           $10.00
Deferred sales fee*                 1.45             14.50
Creation & development fee*         0.50              5.00
                                   -------         -------
Maximum sales fee                   2.95%           $29.50
                                   =======         =======

ORGANIZATION COSTS                  0.50%            $5.00
                                   =======         =======

                                   AS A %          AMOUNT
ANNUAL                             OF  NET        PER 100
OPERATING EXPENSES                 ASSETS          UNITS
                                  ------------------------

Trustee fee & expenses              0.109%           $1.05
Supervisory, evaluation
  and administration fees           0.177             1.71
Underlying fund expenses**          0.804             7.76
                                   -------         -------
Total                               1.090%          $10.52
                                   =======         =======

     * The initial sales fee is the difference between the total sales fee (maximum of 2.95% of the unit offering price) and the sum of the remaining deferred sales fee and the total creation and development fee. The deferred sales fee is fixed at $0.145 per unit and is paid in three monthly installments beginning on October 2, 2009. The creation and development fee is fixed at $0.05 per unit and is paid at the end of the initial offering period (anticipated to be one month). The sponsor receives the creation and development fee from your trust for creating and developing the trust, including determining the trust's objectives, policies, composition and size, selecting service providers and information services and for providing other similar administrative and ministerial functions.

    ** The trust will bear the management and operating expenses of any underlying funds. While the trust will not pay these expenses directly out of its assets, these expenses are shown in the trust's annual expenses above to illustrate the impact of these expenses. The trustee or sponsor will waive fees otherwise payable by the trust in an amount equal to any 12b-1 fees or other compensation the trustee, sponsor or an affiliate receives from the funds in connection with the trust's investment in the funds.

                                     EXAMPLE

     This example helps you compare the cost of this trust with other unit trusts and mutual funds. In the example we assume that the expenses do not change and that the trust's annual return is 5%. Your actual returns and expenses will vary. Based on these assumptions, you would pay these expenses for every $10,000 you invest in the trust:

                 1 year            $454

                 3 years           $1,168

                 5 years           $1,901

                 10 years          $3,816

     This example assumes that you continue to follow the trust strategy and roll your investment, including all distributions, into a new series of the trust each year subject to a reduced rollover sales fee of 1.95%.

THE AMERICA FIRST ABSOLUTE RETURN PORTFOLIO, SERIES 2
(MATRIX DEFINED TRUSTS 12)
PORTFOLIO
AS OF THE TRUST INCEPTION DATE, SEPTEMBER 2, 2009


                                                                          PERCENTAGE
                                                                              OF
  NUMBER                                                                  AGGREGATE        MARKET          COST OF
    OF                                                                     OFFERING       VALUE PER      SECURITIES TO
  SHARES                   ISSUER(1)                                        PRICE         SHARE(2)        TRUST(1)(2)
----------------------------------------------------------------------------------------------------------------------


COMMON STOCKS -- 39.79%

Consumer Services -- 19.90%

     222       Gaylord Entertainment Company                                 3.98%         $19.18           $4,258
     332       Harte-Hanks, Inc.                                             3.98           12.85            4,266
     233       Royal Caribbean Cruises Ltd. (3)                              3.98           18.28            4,259
     154       Starwood Hotels & Resorts Worldwide, Inc.                     3.98           27.71            4,267
     151       Whole Foods Market, Inc.                                      3.98           28.18            4,255

Health Care -- 19.89%

     153       Aetna, Inc.                                                   3.98           27.86            4,263
     201       AmerisourceBergen Corp.                                       3.98           21.20            4,261
     111       Gen-Probe Incorporated                                        3.98           38.28            4,249
     77        Medco Health Solutions Inc.                                   3.97           55.20            4,250
     159       The Advisory Board Company                                    3.98           26.81            4,263


REGISTERED INVESTMENT COMPANIES -- 60.21 %

Closed-End Funds -- 19.95%

     744       Aberdeen Asia-Pacific Income Fund, Inc.                       3.99            5.75            4,278
     400       Aberdeen Global Income Fund, Inc.                             3.99           10.68            4,272
     279       Eaton Vance Short Duration Diversified Income Fund            3.99           15.31            4,271
     251       Nuveen Global Government Enhanced Income Fund                 3.99           17.01            4,270
     470       Templeton Global Income Fund                                  3.99            9.08            4,268

Exchange-Traded Funds -- 20.09%

     213       iShares Barclays Credit Bond Fund                            20.09          100.94           21,500

Open-End Funds -- 20.17%

   1,954       Calamos Market Neutral Income Fund                           20.17           11.05           21,592

                                                                          ---------                      ----------
                                                                           100.00%                        $107,042
                                                                          =========                      ==========




                                      -15-

Notes to Portfolio

(1) Securities are represented by contracts to purchase securities. The value of each non-exchange-traded open-end fund is based on the last computed net asset value of such fund calculated as of the close of regular trading of the New York Stock Exchange on the business day prior to the trust's inception date. The value of each other security is based on the most recent closing sale price of such security as of the close of regular trading on the New York Stock Exchange on the business day prior to the trust's inception date. In accordance with Statement of Financial Accounting Standards No. 157, "Fair Value Measurements", the Portfolio's investments are classified as Level 1, which refers to security prices determined using quoted prices in active markets for identical securities.

(2) The cost of the securities to the sponsor and the sponsor's profit (or loss) (which is the difference between the cost of the securities to the sponsor and the cost of the securities to the trust) are $107,340 and ($298), respectively.

(3) This is a security issued by a foreign company that trades on a U.S. securities exchange.

                      GLOSSARY OF STRATEGY COMPONENT TERMS

BARCLAYS CAPITAL GLOBAL AGGREGATE BOND INDEX - The Barclays Capital Global Aggregate Bond Index represents securities of the U.S. dollar denominated investment grade bond market and measures a wide spectrum of global government, government-related agencies, corporate and securitized fixed-income investments, all with maturities greater than one year.

BARCLAYS CAPITAL U.S. CORPORATE HIGH YIELD BOND INDEX - The Barclays Capital Global Aggregate Bond Index represents securities of the U.S. dollar denominated non-investment grade bond market.

BARCLAYS CAPITAL U.S. CREDIT INDEX - The Barclays Capital U.S. Credit Index measures performance of investment grade corporate debt and sovereign, supranatural, local authority and non-U.S. agency bonds that are U.S. dollar denominated and have a remaining maturity of greater than or equal to one year.

BARCLAYS CAPITAL U.S. GOVERNMENT INDEX - A market value weighted index of U.S. government and government agency securities (other than mortgage securities) with maturities of one year or more. Returns are inclusive of accrued interest.

BARCLAYS U.S. GOVERNMENT INFLATION-LINKED BOND INDEX - The Barclays U.S. Government Inflation-Linked Bond Index measures the performance of the inflation-protected public obligations of the U.S. Treasury.

BID-ASK SPREAD - (closing ask price-closing bid price)/closing bid price.

CASH FLOW - Last company reported annual flow of cash (as per the Ford Equity Research HIPER Database).

DIVIDEND YIELD - Most recent full-year dividend/share price.

DOW JONES U.S. BASIC MATERIALS INDEX - The Dow Jones U.S. Basic Materials Index measures the performance of the basic materials economic sector of the U.S. equity market. Component companies are involved in the production of aluminum, commodity chemicals, specialty chemicals, forest products, non-ferrous metals, paper products, precious metals and steel.

DOW JONES U.S. CONSUMER GOODS INDEX - The Dow Jones U.S. Consumer Goods Index measures the performance of consumer spending in the goods industry of the U.S. equity market. Component companies include automobiles and auto parts and tires, brewers and distillers, farming and fishing, durable and non-durable household product manufacturers, cosmetic companies, food and tobacco products, clothing accessories and footwear.

DOW JONES U.S. CONSUMER SERVICES INDEX - The Dow Jones U.S. Consumer Services Index measures the performance of consumer spending in the services industry of the U.S. equity market. Component companies include airlines, broadcasting and entertainment, apparel and broadline retailers, food and drug retailers, media agencies, publishing, gambling, hotels, restaurants and bars, and travel and tourism.

DOW JONES U.S. FINANCIAL SERVICES INDEX - The Dow Jones U.S. Financials Index measures the performance of the financials industry of the U.S. equity market. Component companies include banks; insurance companies and brokers; real estate companies, including REITs, real estate holding and development companies, and real estate services companies; financial services companies, including asset managers, consumer finance companies, specialty finance companies, investment services providers, mortgage finance providers, corporate closed-end investment entities such as investment trusts and venture capital trusts; and non-corporate, open-ended investment instruments.

DOW JONES U.S. HEALTH CARE INDEX - The Dow Jones U.S. Health Care Sector Index measures the performance of the health care economic sector of the U.S. equity market. Component companies include health care providers, biotechnology companies and manufacturers of medical supplies, advanced medical devices and pharmaceuticals.

DOW JONES U.S. INDUSTRIALS INDEX - The Dow Jones U.S. Industrials Index measures the performance of the industrial economic sector of the U.S. equity market. Component companies include building materials, heavy construction, factory equipment, heavy machinery, industrial services, pollution control, containers and packaging, industrial diversified, air freight, marine transportation, railroads, trucking, land-transportation equipment, shipbuilding, transportation services, advanced industrial equipment, electric components and equipment, and aeorspace.

DOW JONES SELECT MICROCAP INDEX -The Dow Jones Select MicroCap Index represents the "investable" portion of U.S. micro-cap companies. It measures the performance of micro-capitalization stocks traded on the major U.S. exchanges, screening for size, trading volume and fundamentals.

DOW JONES U.S. OIL & GAS INDEX - The Dow Jones U.S. Oil & Gas Index measures the performance of the energy sector of the U.S. equity market. Component companies include oil drilling equipment and services, coal, oil companies-major, oil companies-secondary, pipelines, liquid, solid or gaseous fossil fuel producers and service companies.

DOW JONES U.S. REAL ESTATE TOTAL RETURN INDEX - The Dow Jones U.S. Real Estate Total Return Index measures the performance of the real estate industry of the U.S. equity market. Component companies include those that invest directly or indirectly through development, management or ownership of shopping malls, apartment buildings and housing developments; and REITs that invest in apartments, office and retail properties. REITs are passive investment vehicles that invest primarily in income-producing real estate or real estate related loans or interests.

DOW JONES U.S. TECHNOLOGY INDEX - The Dow Jones U.S. Technology Index measures the performance of the technology sector of the U.S. equity market. Component companies include those involved in computers and office equipment, software, communications technology, semiconductors, diversified technology services and Internet services.

DOW JONES U.S. TELECOMMUNICATIONS INDEX - The Dow Jones U.S. Telecommunications Index measures providers of fixed-line and mobile telephone services. Fixed-line includes regional and long-distance carriers. Mobile includes cellular, satellite and paging services.

DOW JONES U.S. UTILITIES INDEX- The Dow Jones U.S. Utilities Index measures the performance of the utilities economic sector of the U.S. equity market. Component companies include electric utilities, gas utilities and water utilities.

EARNING GROWTH - Earnings growth measures the growth of net income from one period to another.

EARNINGS YIELD - Earnings yield measures the earnings per share divided by the price per share.

INTRINSIC VALUE - Ford establishes a quality rating, normal earnings and ten-year projected growth rate for each company. The future value of the company is determined by compounding the latest earnings by the growth rate for ten years and assigning a nominal price-to-earnings ratio to the expected earnings at year ten. The future value and dividend stream are then discounted by the AAA long term corporate bond rate, modified by the quality rating, to arrive at the current Intrinsic Value.

FLARE-OUT-GROWTH RELATIVE STRENGTH - (one-year Return) - (three-month Return) - (3 X one-month Return).

FORD EQUITY RESEARCH HIPER DATABASE - The Ford Equity Research HIPER Database universe includes domestic and international constituents of the following market indices: Standard & Poor's 500, Standard & Poor's MidCap 400, Standard & Poor's SmallCap 600, Dow Jones Industrial Average, NASDAQ-100, Russell 1000, and the Russell 2000.

LONDON GOLD PM FIX- The setting of the gold price at 3:00 PM in London by representatives of the London Gold Market. Informally the London Gold PM Fix provides a recognized rate that is used as a benchmark for pricing the majority of gold products and derivatives throughout the world's markets.

LONG-TERM PRICE MOMENTUM - Long term price momentum measures the one year change in share price.

MARKET CAPITALIZATION - current share price X current number of shares outstanding.

MORGAN STANLEY CAPITAL INTERNATIONAL EAFE INDEX - The Morgan Stanley Capital International Europe, Australasia and Far East Index is a free float-adjusted market capitalization index that is designed to measure developed-market equity performance, excluding the United States and Canada. As of April 2002, the MSCI EAFE Index consisted of the following 21 developed-market country indices:
Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom.

MORGAN STANLEY CAPITAL INTERNATIONAL EMERGING MARKETS INDEX - The Morgan Stanley Capital International Emerging Markets Index is a float-adjusted market capitalization index consisting of indices in 26 emerging economies: Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Israel, Jordan, Korea, Malaysia, Mexico, Morocco, Pakistan, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, Turkey and Venezuela.

MOVING AVERAGE - Moving average is a technical analysis term meaning the average price of a security over a specified time period (the most common being 20, 30, 50, 100 and 200 days), used in order to spot pricing trends by flattening out large fluctuations.

NASDAQ-100 INDEX - The NASDAQ-100 Index includes 100 of the largest domestic and international non-financial securities listed on The Nasdaq Stock Market based on market capitalization. The index reflects companies across major industry groups including computer hardware and software, telecommunications, retail/wholesale trade and biotechnology. It does not contain securities of financial companies including investment companies.

OPERATING EARNINGS GROWTH - A measure of growth in a company's operating income over a specific period (as provided by the Ford Database).

OPERATING EARNINGS YIELD - The operating earnings per share for the most recent 12-month period divided by the current market price per share.

PLOWBACK RATIO - Plowback Ratio measures the portion of earnings that is plowed back into the business and is measured by retained earnings per share divided by price per share.

PRICE MOMENTUM -  26-week Return + 13-week Return.

PRICE-TO-CASH FLOW RATIO - Earnings-to-price ratio based on the last three quarters of reported company operating earnings and the current quarter's estimate (as per the Ford Equity Research HIPER Database). Such reported operating earnings are calculated by adjusting reported earnings for unusual revenue and expense items.

PRICE-TO-EARNINGS RATIO - current share price/last reported annual net income per share.

PRICE-TO-SALES RATIO - A ratio for valuing a stock relative to its own past performance, other companies or the market itself. Price to sales is calculated by dividing a stock's current price by its revenue per share for the trailing 12 months.

PRICE-TO-VALUE RATIO -  current share price/Intrinsic Value of the company.

PRICE-TO-52 WEEK HIGH RELATIONSHIP - current share price/high share price over the prior 52-week period.

RELATIVE STRENGTH - A measure of price trend that indicates how a stock is performing relative to other stocks in its industry. Relative Strength is calculated by dividing the price performance of a stock by the price performance of an appropriate index for the same time period.

RELATIVE VALUE - The ratio of current Price-to-Earnings to average Price-to-Earnings.

RETURN - (one-year change in share price + dividends or interest received in the prior year)/share price one year ago.

RETURN ON INVESTMENT - Return on Investment is the amount, expressed as a percentage, that is earned on a company's total capital calculated by dividing the total capital into earnings before interest, taxes, or dividends are paid.

SALES AND EARNINGS GROWTH - sales growth + earnings growth (over a variable of time).

SALES GROWTH -  The change in net sales over a variable of time.

SHARE BUYBACK VALUE - shares bought back by a company over the prior year - shares issued by a company over the prior year.

SHAREHOLDER YIELD -  Dividend Yield + Share Buyback Value + Plowback Ratio.

SHORT-TERM PRICE MOMENTUM -  44 day price change + 66 day price change.

S&P GSCI COMMODITY INDEX - The S&P GSCI is a composite index of commodity sector returns representing an unleveraged, long-only investment in commodity futures that is broadly diversified across the spectrum of commodities. The returns are calculated on a fully collateralized basis with full reinvestment.

STANDARD AND POOR'S DIVERSIFIED TRENDS INDICATOR- The Standard and Poor's Diversified Trends Indicator is a composite of 24 highly liquid futures grouped into 14 sectors, evenly weighted between financials and physical commodities.

STANDARD AND POOR'S U.S. PREFERRED STOCK INDEX - The Standard and Poor's U.S. Preferred Stock Index is designed to serve as an investable benchmark representing the U.S. preferred stock market. The index includes all preferred stocks issued by U.S. corporations and those trading in major exchanges, subject to criteria relating to minimum size, liquidity and time to maturity.

THOMSON U.S. EMERGING MARKET INCOME INDEX - An equal weighted index of mutual funds within the Emerging Markets Income category. Funds in this category seek income by investing in income producing securities from emerging market countries. The index represents component funds at closing net asset value and includes all annual asset-based fees and expenses charged to those funds, including management and 12b-1 fees.

TRADING VOLUME - 3-month average of the number of shares traded daily X daily closing share price.

VALUE LINE COMPOSITE INDEX - The Value Line Composite Index is an equal-weighted stock index containing 1,700 companies from the New York Stock Exchange, American Stock Exchange, Nasdaq Stock Market and over-the-counter market.

VALUE MOMENTUM RATING - A proprietary stock ranking system created by Ford Equity Research which combines acceleration of Earnings Growth with Relative Value and Price Momentum. Ford's Earnings Momentum, IBES Standard Unexpected Earnings, and the one month change in the IBES consensus earnings estimates for fiscal year 1 and fiscal year 2 are combined with Earnings Yield (based on Ford's operating earnings for the last three quarters and the current quarter estimate) and Ford's Price Momentum.

VALUE MOMENTUM RATIO -  Intrinsic Value of the company/Price Momentum.

3-MONTH PRICE MOMENTUM - change in price over a 66 day period.

5-YEAR HIGH PRICE-TO-EARNINGS RATIO - the highest price to earnings ratio over a five year period.

52-WEEK HIGH CLOSING PRICE -  high share price over the past 52-weeks.

6-MONTH PRICE MOMENTUM - change in price over a 132 day period.

9-MONTH PRICE MOMENTUM - change in price over a 198 day period.

                                    THE TRUST

                                HOW TO BUY UNITS

     You can buy units of the trust on any business day the New York Stock Exchange is open by contacting your financial professional. Unit prices are available daily on the Internet at www.matrix-afcm.com. The public offering price of units includes:

     *    the net asset value per unit plus

     *    organization costs plus

     *    the sales fee.

     The "net asset value per unit" is the value of the securities, cash and other assets in the trust reduced by the liabilities of the trust divided by the total units outstanding. We often refer to the public offering price of units as the "offer price" or "purchase price." The offer price will be effective for all orders received prior to the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time). If we receive your order prior to the close of regular trading on the New York Stock Exchange or authorized financial professionals receive your order prior to that time, then you will receive the price computed on the date of receipt. If we receive your order after the close of regular trading on the New York Stock Exchange or if authorized financial professionals receive your order after that time, then you will receive the price computed on the date of the next determined offer price provided that your order is received in a timely manner on that date. It is the responsibility of the authorized financial professional to transmit the orders that they receive to us in a timely manner. Certain broker-dealers may charge a transaction or other fee for processing unit purchase orders. Units of the trust are available for purchase through financial professionals, including the sponsor, and are not available for purchase directly from the trust.

     VALUE OF THE SECURITIES. We determine the value of the securities as of the close of regular trading on the New York Stock Exchange on each day that exchange is open. We generally determine the value of securities using the last sale price for securities traded on a national securities exchange or the last computed net asset value for non-exchange-traded open-end funds. In some cases we will price a security based on its fair value after considering appropriate factors relevant to the value of the security. We will only do this if a security is not principally traded on a national securities exchange or if the market quotes are unavailable or inappropriate, or with respect to a non-exchange-traded open-end fund, if the net asset value of the fund is unavailable from the issuer.

     We determined the initial prices of the securities shown under "Portfolio" for the trust in this prospectus as described above at the close of regular trading on the New York Stock Exchange on the business day before the date of this prospectus. On the first day we sell units we will compute the unit price as of the close of regular trading on the New York Stock Exchange or the time the registration statement filed with the Securities and Exchange Commission becomes effective, if later.

     ORGANIZATION COSTS. During the initial offering period, part of the public offering price of the units represents an amount that will pay the costs of creating your trust. These costs include the costs of preparing the registration statement and legal documents, federal and state registration fees, the initial fees and expenses of the trustee and the initial audit. Your trust will sell securities to reimburse us for these costs at the end of the initial offering period or after six months, if earlier. The value of your units will decline when your trust pays these costs.

     TRANSACTIONAL SALES FEE. You pay a fee in connection with purchasing units. We refer to this fee as the "transactional sales fee." The transactional sales fee has both an initial and a deferred component and equals 2.45% of the public offering price per unit based on a $10 public offering price per unit. This percentage amount of the transactional sales fee is based on the unit price on the trust's inception date. The transactional sales fee equals the difference between the total sales fee and the creation and development fee. As a result, the percentage and dollar amount of the transactional sales fee will vary as the public offering price per unit varies. The transactional sales fee does not include the creation and development fee which is described under "The Trust -- Expenses."

     The maximum sales fee equals 2.95% of the public offering price per unit at the time of purchase. You pay the initial sales fee at the time you buy units. The initial sales fee is the difference between the total sales fee percentage (maximum of 2.95% of the public offering price per unit) and the sum of the remaining fixed dollar deferred sales fee and the total fixed dollar creation and development fee. The initial sales fee should be approximately 1.00% of the public offering price per unit depending on the public offering price per unit. The deferred sales fee is fixed at $0.145 per unit. Your trust pays the deferred sales fee in equal monthly installments as described in the "Fee Table". If you redeem or sell your units prior to collection of the total deferred sales fee, you will pay any remaining deferred sales fee upon redemption or sale of your units. Because the deferred sales fee and creation and development fee are fixed dollar amounts per unit, the actual fees will exceed the percentages shown in the "Fee Table" if the public offering price per unit falls below $10 and will be less than the percentages shown in the "Fee Table" if the public offering price per unit exceeds $10. In no event will the total sales fee exceed 2.95% of the public offering price per unit.

     Since the deferred sales fee and creation and development fee are fixed dollar amounts per unit, your trust must charge these amounts per unit regardless of any decrease in net asset value. However, if the public offering price per unit falls to the extent that the maximum sales fee percentage results in a dollar amount that is less than the combined fixed dollar amounts of the deferred sales fee and creation and development fee, your initial sales fee will be a credit equal to the amount by which these fixed dollar fees exceed your sales fee at the time you buy units. In such a situation, the value of securities per unit would exceed the public offering price per unit by the amount of the initial sales fee credit and the value of those securities will fluctuate, which could result in a benefit or detriment to unitholders that purchase units at that price. The initial sales fee credit is paid by the sponsor and is not paid by the trust. The "Fee Table" shows the sales fee calculation at a $10 public offering price per unit and the following examples illustrate the sales fee at prices below and above $10. If the public offering price per unit fell to $6, the maximum sales fee would be $0.1770 (2.95% of the public offering price per unit), which consists of an initial sales fee of - $0.0180, a deferred sales fee of $0.145 and a creation and development fee of $0.05. If the public offering price per unit rose to $14, the maximum sales fee would be $0.4130 (2.95% of the public offering price per unit), consisting of an initial sales fee of $0.2180, a deferred sales fee of $0.145 and the creation and development fee of $0.05. The actual sales fee that may be paid by an investor may differ slightly from the sales fees shown herein due to rounding that occurs in the calculation of the public offering price and in the number of units purchased.

     REDUCING YOUR SALES FEE.   We offer a variety of ways for you to reduce the
fee you pay. It is your financial professional's responsibility to alert us of any discount when you order units. Since the deferred sales fee and the creation and development fee are fixed dollar amounts per unit, your trust
must charge these fees per unit regardless of any discounts.   However, if you
are eligible to receive a discount such that your total sales fee is less than the fixed dollar amounts of the deferred sales fee and the creation and development fee, we will credit you the difference between your total sales fee and these fixed dollar fees at the time you buy units.

     Large Purchases. You can reduce your sales fee by increasing the size of your investment:

      TRANSACTION AMOUNT                    SALES FEE
     -------------------                    ---------

     Less than $100,000                        2.95%
     $100,000 - $249,999                       2.70
     $250,000 - $499,999                       2.45
     $500,000 - $999,999                       2.20
     $1,000,000 or more                        1.95

We apply these fees as a percent of the public offering price per unit at the time of purchase. We also apply the different purchase levels on a unit basis using a $10 unit equivalent. For example, if you purchase between 10,000 and 24,999 units, your fee is 2.70% of your public offering price per unit.

     You may aggregate unit orders submitted by the same person for units of any of the trusts we sponsor on any single day from any one broker-dealer to qualify for a purchase level. You can also include these orders as your own for purposes of this aggregation:

     * orders submitted by your spouse or minor children living in the same household; and

     * orders submitted by your trustee or other fiduciary purchasing units for a single trust, estate (including multiple trusts created under a single estate) or fiduciary account.

     The discounts described above apply only during the initial offering period.

     Fee Accounts. We waive the transactional sales fee for purchases made through registered investment advisers, certified financial planners or registered broker-dealers who charge periodic fees in lieu of commissions or who charge for financial planning or for investment advisory or asset management services or provide these services as part of an investment account where a comprehensive "wrap fee" is imposed. You should consult your financial advisor to determine whether you can benefit from these accounts. To purchase units in these fee-based accounts, your financial advisor must purchase units designated with one of the fee account CUSIP numbers, if available. Please contact your financial advisor for more information. Fee account purchases are not subject to the transactional sales fee but will be subject to the creation and development fee that is retained by the sponsor.

     This discount applies only during the initial offering period. Certain fee account investors may be assessed transaction or other fees on the purchase and/or redemption of units by their broker-dealer or other processing organizations for providing certain transaction or account activities. We reserve the right to limit or deny purchases of units in fee accounts by investors or selling firms whose frequent trading activity is determined to be detrimental to the trust.

     Employees. We waive the transactional sales fee for purchases made by officers, directors and employees of the sponsor and its affiliates and their family members (spouses, children and parents).

These purchases are not subject to the transactional sales fee but will be subject to the creation and development fee.

     We also waive a portion of the sales fee for purchases made by registered representatives of selling firms and their family members (spouses, children and parents). These purchases may be made at the public offering price per unit less the applicable regular dealer concession.

     These discounts apply during the initial offering period and in the secondary market.

     Rollover/Exchange Option. We waive a portion of the sales fee on units of the trust offered in this prospectus if you buy your units with redemption or termination proceeds from any of our other unit trusts. You may also purchase units of the trust offered in this prospectus at this reduced fee if you purchase your units with (1) termination proceeds from an unaffiliated unit trust or (2) redemption proceeds from an unaffiliated unit trust if such trust is scheduled to terminate within 30 days of the redemption. The discounted public offering price per unit for these transactions is equal to the regular public offering price per unit less 1.00%. To qualify for this discount, the termination or redemption proceeds used to purchase units of the trust offered in this prospectus must be derived from a transaction that occurred within 30 days of your purchase of units of the trust offered in this prospectus. In addition, the discount will only be available for investors that utilize the same broker-dealer (or a different broker-dealer with appropriate notification) for both the unit purchase and the transaction resulting in the receipt of the termination or redemption proceeds used for the unit purchase. You may be required to provide appropriate documentation or other information to your broker-dealer to evidence your eligibility for this sales fee discount.

     Please note that if you purchase units of the trust in this manner using redemption proceeds from trusts which assess the amount of any remaining deferred sales fee at redemption, you should be aware that any deferred sales fee remaining on these units will be deducted from those redemption proceeds. This discount applies only during the initial offering period.

     Dividend Reinvestment Plan. We do not charge any sales fee when you reinvest distributions from your trust into additional units of the trust. This sales fee discount applies during the initial offering period and in the secondary market. Since the deferred sales fee and the creation and development fee are fixed dollar amounts per unit, your trust must charge these fees per unit regardless of this discount. If you elect the distribution reinvestment plan, we will credit you with additional units with a dollar value sufficient to cover the amount of any remaining deferred sales fee or creation and development fee that will be collected on such units at the time of reinvestment. The dollar value of these units will fluctuate over time.

     RETIREMENT ACCOUNTS. The portfolio may be suitable for purchase in tax-advantaged retirement accounts. You should contact your financial professional about the accounts offered and any additional fees imposed.

                             HOW TO SELL YOUR UNITS

     You can sell or redeem your units on any business day the New York Stock Exchange is open through your financial professional or the trustee of your trust. Unit prices are available daily on the internet at www.matrix-afcm.com or through your financial professional. The sale and redemption price of units is equal to the net asset value per unit, provided that you will not pay any remaining creation and development fee or organization costs if you sell or redeem units during the initial offering period. The sale and redemption price is sometimes referred to as the "liquidation price." You pay any remaining deferred sales fee when you sell or redeem your units. Certain broker-dealers may charge a transaction or other fee for processing unit redemption or sale requests.

     SELLING UNITS. We may maintain a secondary market for units. This means that if you want to sell your units, we may buy them at the current net asset value, provided that you will not pay any remaining creation and development fee or organization costs if you sell units during the initial offering period. We may then resell the units to other investors at the public offering price or redeem them for the redemption price. Our secondary market repurchase price is the same as the redemption price. Certain broker-dealers might also maintain a secondary market in units. You should contact your financial professional for current repurchase prices to determine the best price available. We may discontinue our secondary market at any time without notice. Even if we do not make a market, you will be able to redeem your units with the trustee on any business day for the current redemption price.

     REDEEMING UNITS. You may also redeem your units directly with the trustee, The Bank of New York Mellon, on any day the New York Stock Exchange is open. The redemption price that you will receive for units is equal to the net asset value per unit, provided that you will not pay any remaining creation and development fee or organization costs if you redeem units during the initial offering period. You will pay any remaining deferred sales fee at the time you redeem units. You will receive the net asset value for a particular day if the trustee receives your completed redemption request prior to the close of regular trading on the New York Stock Exchange. Redemption requests received by authorized financial professionals prior to the close of regular trading on the New York Stock Exchange that are properly transmitted to the trustee by the time designated by the trustee, are priced based on the date of receipt. Redemption requests received by the trustee after the close of regular trading on the New York Stock Exchange, redemption requests received by authorized financial professionals after that time or redemption requests received by such persons that are not transmitted to the trustee until after the time designated by the trustee, are priced based on the date of the next determined redemption price provided they are received in a timely manner by the trustee on such date. It is the responsibility of authorized financial professionals to transmit redemption requests received by them to the trustee so they will be received in a timely manner. If your request is not received in a timely manner or is incomplete in any way, you will receive the next net asset value computed after the trustee receives your completed request.

     If you redeem your units, the trustee will generally send you a payment for your units no later than seven days after it receives all necessary documentation (this will usually only take three business days). The only time the trustee can delay your payment is if the New York Stock Exchange is closed (other than weekends or holidays), the Securities and Exchange Commission determines that trading on that exchange is restricted or an emergency exists making sale or evaluation of the securities not reasonably practicable, and for any other period that the Securities and Exchange Commission permits.

     To redeem your units, you must send the trustee any certificates for your units. You must properly endorse your certificates or sign a written transfer instrument with a signature guarantee. The trustee may require additional documents such as a certificate of corporate authority, trust documents, a death certificate, or an appointment as executor, administrator or guardian. The trustee cannot complete your redemption or send your payment to you until it receives all of these documents in complete form.



     EXCHANGE OPTION.   You may be able to exchange your units for units of our
other unit trusts at a reduced sales fee. You can contact your financial professional for more information about trusts currently available for exchanges. Before you exchange units, you should read the prospectus carefully and understand the risks and fees. You should then discuss this option with your financial professional to determine whether your investment goals have changed, whether current trusts suit you and to discuss tax consequences. We may discontinue this option at any time upon sixty days notice.

     ROLLOVER OPTION. The trust strategy is a long-term investment strategy designed to be followed on an annual basis. You may achieve more consistent long-term investment results by following the strategy. As part of the strategy, we currently intend to offer a subsequent series of the trust for a rollover when the current trust terminates. When the trust terminates you will have the option to (1) participate in a rollover and have your units reinvested into a subsequent trust series through a rollover as described in this section, if available, or (2) receive a cash distribution.

     If you elect to participate in a rollover, your units will be redeemed on your trust's termination date. As the redemption proceeds become available, the proceeds (including dividends) will be invested in a new trust series, if available, at the public offering price for the new trust. The trustee will attempt to sell securities to satisfy the redemption as quickly as practicable on the termination date. We do not anticipate that the sale period will be longer than one day, however, certain factors could affect the ability to sell the securities and could impact the length of the sale period. The liquidity of any security depends on the daily trading volume of the security and the amount available for redemption and reinvestment on any day.

     We intend to make subsequent trust series available for sale at various times during the year. Of course, we cannot guarantee that a subsequent trust or sufficient units will be available or that any subsequent trust will offer the same investment strategy or objectives as the current trust. We cannot guarantee that a rollover will avoid any negative market price consequences resulting from trading large volumes of securities. Market price trends may make it advantageous to sell or buy securities more quickly or more slowly than permitted by the trust's procedures. We may, in our sole discretion, modify a rollover or stop creating units of the trust at any time regardless of whether all proceeds of unitholders have been reinvested in a rollover. We may decide not to offer the rollover option upon sixty days notice. Cash which has not been reinvested in a rollover will be distributed to unitholders shortly after the termination date. Rollover participants may receive taxable dividends or realize taxable capital gains which are reinvested in connection with a rollover but may not be entitled to a deduction for capital losses due to the "wash sale" tax rules. Due to the reinvestment in a subsequent trust, no cash will be distributed to pay any taxes. See "The Trust -- Taxes."

                                  DISTRIBUTIONS

     DISTRIBUTIONS. Your trust generally pays distributions of its net investment income along with any excess capital on each distribution date to unitholders of record on the preceding record date. The record and distribution dates are shown under "Essential Information". In some cases, your trust might pay a special distribution if it holds an excessive amount of cash pending distribution. For example, this could happen as a result of a merger or similar transaction involving a company whose stock is in your portfolio. Your trust will also generally make required distributions or distributions to avoid imposition of tax at the end of each year because it is structured as a "regulated investment company" for federal tax purposes. The amount of your distributions will vary from time to time as companies change their dividends or with changes in your trust's fees and expenses, in income payments received and with the acquisition, call maturity or sale of securities.

     REPORTS. The trustee or your financial professional will make available to you a statement showing income and other receipts of your trust for each distribution. Each year the trustee will also provide an annual report on your trust's activity and certain tax information. You can request copies of security evaluations to enable you to complete your tax forms and audited financial statements for your trust, if available.

                                INVESTMENT RISKS

     All investments involve risk. This section describes the main risks that can impact the value of the securities in your portfolio. You should understand these risks before you invest. If the value of the securities falls, the value of your units will also fall. We cannot guarantee that your trust will achieve its objective or that your investment return will be positive over any period.

     MARKET RISK is the risk that the value of the securities in your trust or in the underlying funds in the trust will fluctuate. This could cause the value of your units to fall below your original purchase price. Market value fluctuates in response to various factors. These can include changes in interest rates, inflation, the financial condition of a security's issuer, perceptions of the issuer, or ratings on a security. Even though we supervise your portfolio, you should remember that we do not manage your portfolio. Your trust will not sell a security solely because the market value falls as is possible in a managed fund.

     DIVIDEND PAYMENT RISK is the risk that an issuer of a security is unwilling or unable to pay income on a security. Stocks represent ownership interests in the issuers and are not obligations of the issuers. Common stockholders have a right to receive dividends only after the company has provided for payment of its creditors, bondholders and preferred stockholders. Common stocks do not assure dividend payments. Dividends are paid only when declared by an issuer's board of directors and the amount of any dividend may vary over time.

     INTEREST RATE RISK is the risk that the value of securities held by an underlying fund in the trust will fall if interest rates increase. The securities held by certain underlying funds typically fall in value when interest rates rise and rise in value when interest rates fall. The securities held by underlying funds with longer periods before maturity are often more sensitive to interest rate changes.

     CREDIT AND INCOME RISK is the risk that the issuer of a preferred security or fixed-income security underlying fund in the trust is unable to make interest and/or principal payments on the security. An issuer's credit rating or general market assessments of the issuer's ability to pay its obligations may affect the market value of the securities in the trust. Trust preferred securities are subject to unique risks which include the fact that dividend payments will only be paid if interest payments on the underlying obligations are made. Such interest payments are dependent on the financial condition of the issuer. Dividend payments for both preferred securities and trust preferred securities may not be paid at all or may generally be deferred without default.

     CALL RISK is the risk that an issuer of a security in the trust or in underlying funds in the trust prepays or "calls" a security before its stated maturity. An issuer might call a security if interest rates fall and the security pays a higher interest rate or if it no longer needs the money for the original purpose. If an issuer calls a security, the trust will distribute the principal to you but your future income distributions will fall. You might not be able to reinvest this principal at as high a yield. A security's call price could be less than the price the trust paid for the security and could be below the security's par value. This means that you could receive less than the amount you paid for your units. Some or all of the securities may also be subject to extraordinary optional or mandatory redemptions if certain events occur, such as certain changes in tax laws, the substantial damage or destruction by fire or other casualty of the project for which the proceeds of the securities were used, and various other events. The call provisions applicable to securities held directly by the trust, if any, are described in general terms in the "Portfolio" under "Redemption Provisions".

     STRATEGY CORRELATION RISK is the risk that the trust's performance will not sufficiently correspond with the hypothetical performance of the trust's investment strategy. This can happen for reasons such as:

     * the impracticability of owning each of the strategy securities with the exact weightings at a given time,

     * strategy performance is based on a calendar year strategy while the trust may be created at various times during the year and generally has a 13-month term,

     *    a trust may not be fully invested at all times, and

     *    trust fees and expenses.

     INDEX CORRELATION RISK is the risk that the performance of an underlying fund in the trust will vary from the actual performance of the fund's target index, if any, known as "tracking error." This can happen due to transaction costs, market impact, corporate actions (such as mergers and spin-offs) and timing variances. Certain funds may use a technique called "representative sampling," which means that the fund invests in a representative sample of securities in its target index rather than all of the index securities. This could increase the risk of a tracking error.

     CLOSED-END FUNDS. The trust may in invest in closed-end funds. Closed-end funds are a type of investment company that hold an actively managed portfolio of securities. Closed-end funds issue shares in "closed-end" offerings which generally trade on a stock exchange. Although some closed-end fund shares are not listed on a securities exchange, the funds in the trust all are currently listed on a securities exchange. Since closed-end funds maintain a relatively fixed pool of investment capital, portfolio managers may be better able to adhere to their investment philosophies through greater flexibility and control. In addition, closed-end funds don't have to manage fund liquidity to meet potentially large redemptions.

     Shares of closed-end funds frequently trade at a discount from their net asset value in the secondary market. This risk is separate and distinct from the risk that the net asset value of closed-end fund shares may decrease. The amount of such discount from net asset value is subject to change from time to time in response to various factors. Closed-end funds are subject to various risks, including management's ability to meet the closed-end fund's investment objective, and to manage the closed-end fund portfolio when the underlying securities are redeemed or sold, during periods of market turmoil and as investors' perceptions regarding closed-end funds or their underlying investments change. The trust and the underlying funds have operating expenses. You will bear not only your share of the trust's expenses, but also the expenses of the underlying funds. By investing in the other funds, the trust incurs greater expenses than you would incur if you invested directly in the funds.

     The closed-end funds included in the trust may employ the use of leverage in their portfolios through the issuance of preferred stock or other methods. While leverage often serves to increase the yield of a closed-end fund, this leverage also subjects the closed-end fund to increased risks. These risks may include the likelihood of increased volatility and the possibility that the closed-end fund's common share income will fall if the dividend rate on the preferred shares or the interest rate on any borrowings rises.

     Certain of the funds in the trust may be classified as "non-diversified" under the Investment Company Act of 1940. These funds have the ability to invest more than 5% of their assets in securities of a single issuer which could reduce diversification.

     Only the trustee may vote the shares of the funds held in the trust. The trustee will vote the shares in the same general proportion as shares held by other shareholders of each fund. Your trust is generally required, however, to reject any offer for securities or other property in exchange for portfolio securities as described under "Trust Administration."

     OPEN-END FUNDS. The trust may invest in non-exchange-traded open-end funds. Open-end funds are a type of investment company that hold an actively managed portfolio of securities. An open-end fund's share price is calculated by determining its net asset value. The net asset value is the current market value of a fund's holdings, less the fund's liabilities, usually expressed as a per-share amount. For most funds, the net asset value is determined daily, after the close of trading on some specified financial exchange, but some funds update their net asset value multiple times during the trading day. Open-end funds do not have restrictions on the amount of shares the fund will issue. If demand for a fund is high enough, the fund will generally continue to issue shares no matter how many investors there are, however, if a fund's investment manager determines that a fund's total assets have become too large to effectively execute its stated objective, the fund may be closed to new investors and, in extreme cases, be closed to new investment by existing fund investors. Open-end funds also redeem their shares when investors wish to sell.

     Open-end funds are subject to various risks, including management's ability to meet the fund's investment objective, and to manage the fund's portfolio when the underlying securities are redeemed or sold, during the periods of market turmoil and as investors' perceptions regarding open-end funds or their underlying investment change. The trust and the underlying funds have operating expenses. You will bear not only your share of the trust's expenses, but also the expenses of the underlying funds. By investing in the other funds, the trust incurs greater expenses than you would incur if you invested directly in the funds.

     Certain of the funds in the trust may be classified as "non-diversified" under the Investment Company Act of 1940. These funds have the ability to invest more than 5% of their assets in securities of a single issuer which could reduce diversification.

     Only the trustee may vote the shares of the funds held in the trust. The trustee will vote the shares in the same general proportion as shares held by other shareholders of each fund. Your trust is generally required, however, to reject any offer for securities or other property in exchange for portfolio securities as described under "Trust Administration."

     Under laws and regulations applicable to the trust, an underlying fund in the trust that is an investment company registered under the Investment Company Act of 1940 is not obligated to allow the trust to redeem shares in an amount exceeding one percent of such fund's total outstanding securities during any period of less than thirty days. Because the sponsor anticipates that the trust will conduct all transactions in shares of any closed-end funds and Exchange Traded Portfolios on a securities exchange, this issue is anticipated to apply only to any non-exchange-traded open-end funds held in the trust. Accordingly, if the trust owns shares of such a fund in an amount exceeding such percentage, this restriction could affect the trust's ability to liquidate shares of such a fund.

     EXCHANGE TRADED PORTFOLIOS. The trust may invest in shares of exchange-traded portfolios. Exchange Traded Portfolios are investment pools that hold other securities, physical commodities, futures contracts or other assets. The Exchange Traded Portfolios in the trust, if any, are passively-managed funds that seek to replicate the performance or composition of a recognized securities index or which hold physical commodities, futures contracts or other assets. The Exchange Traded Portfolios held by the trust may include open-end funds and unit investment trusts registered under the Investment Company Act of 1940, commodity pools and investment funds that invest in physical commodities, in each case, that issue shares that are approved for listing and trading on a national securities exchange. We exclude from the definition of Exchange Traded Portfolios, closed-end funds, funds or pools that are treated as publicly traded partnerships for federal income tax purposes, Holding Company Depositary Receipts and exchange-traded notes. Unlike typical open-end funds or unit investment trusts, Exchange Traded Portfolios generally do not sell or redeem their individual shares at net asset value. Exchange Traded Portfolios generally sell and redeem shares in large blocks, often known as creation units, however, the sponsor does not purchase, sell or redeem Exchange Traded Portfolio shares in this manner. In addition, securities exchanges list Exchange Traded Portfolio shares for trading, which allows investors to purchase and sell individual Exchange Traded Portfolio shares among themselves at market prices throughout the day. The trust will purchase and sell Exchange Traded Portfolio shares on these securities exchanges. Exchange Traded Portfolios therefore possess characteristics of traditional open-end funds and unit investment trusts, which issue redeemable shares, and of corporate common stocks, which generally issue shares that trade at negotiated prices on securities exchanges and are not redeemable.

     Exchange Traded Portfolios can provide exposure to broad-based indices, growth and value styles, market cap segments, sectors, industries, specific countries or regions of the world, physical commodities and asset classes. The securities comprising Exchange Traded Portfolios may be common equity securities, fixed income securities. physical commodities or futures contracts. Each Exchange Traded Portfolio contains a number of equity securities. In general, equity Exchange Traded Portfolios contain anywhere from fewer than 20 equity securities up to more than 1,000 equity securities. As a result, investors in Exchange Traded Portfolios (and investors in the trust) obtain exposure to a much greater number of securities than an individual investor would typically be able to obtain on their own. The performance of Exchange Traded Portfolios is generally highly correlated with the indices or sectors which they are designed to track.

     Shares of Exchange Traded Portfolios frequently trade at a discount from their net asset value in the secondary market. This risk is separate and distinct from the risk that the net asset value of fund shares may decrease. The amount of such discount from net asset value is subject to change from time to time in response to various factors. Exchange Traded Portfolios are subject to various risks, including management's ability to meet the fund's investment objective, and to manage the fund's portfolio when the underlying securities are redeemed or sold, during the periods of market turmoil and as investors' perceptions regarding Exchange Traded Portfolios or their underlying investment change. The trust and the underlying funds have operating expenses. You will bear not only your share of the trust's expenses, but also the expenses of the underlying funds. By investing in the other funds, the trust incurs greater expenses than you would incur if you invested directly in the funds.

     Certain of the funds in the trust may be classified as "non-diversified" under the Investment Company Act of 1940. These funds have the ability to invest more than 5% of their assets in securities of a single issuer which could reduce diversification.

     Only the trustee may vote the shares of the funds held in the trust. The trustee will vote the shares in the same general proportion as shares held by other shareholders of each fund. Your trust is generally required, however, to reject any offer for securities or other property in exchange for portfolio securities as described under "Trust Administration."

     INVERSE FUNDS. An inverse fund, sometimes referred to as a "bear fund" or "short fund," is a special type of index fund that is designed to provide investment results that move in the opposite direction of the daily price movement of the index to which it is benchmarked. Put another way, an inverse fund is designed to go up in value when its benchmark index goes down in value, and go down in value when its benchmark index goes up in value. Inverse funds can be used to establish a hedge position within an investment portfolio to attempt to protect its value during market declines. Though inverse funds may reduce downside risk and volatility in a down market, they are not suitable for all investors. The value of an inverse investment may tend to increase on a daily basis by the amount of any decrease in the index, but the converse is also true that the value of the investment will also tend to decrease on a daily basis by the amount of any increase in the index.

     Investing in inverse funds involves certain risks, which may include increased volatility due to the funds' possible use of short sales of securities and derivatives such as options and futures. Inverse funds are subject to active trading risks that may increase volatility and impact the funds' ability to achieve their investment objectives. The use of leverage by a fund increases the risk to the fund. The more a fund invests in leveraged instruments, the more the leverage will magnify any gains or losses on those investments.

     Most inverse funds "reset" daily, meaning that they are designed to achieve their stated objectives on a daily basis. Due to the effect of compounding, the performance of these funds over longer periods of time can differ significantly from the performance (or inverse of the performance) of the fund's underlying index or benchmark during the same period of time. This effect can be magnified in volatile markets. Inverse funds typically are not suitable for retail investors who plan to hold them for more than one trading session, particularly in volatile markets.

     PREFERRED SECURITIES. The trust may invest in preferred securities, including preferred stocks, trust preferred securities and other similar securities. Preferred stocks are unique securities that combine some of the characteristics of both common stocks and bonds. Preferred stocks generally pay a fixed rate of return and are sold on the basis of current yield, like bonds. However, because they are equity securities, preferred stocks provide equity ownership of a company and the income is paid in the form of dividends. Preferred stocks typically have a yield advantage over common stocks as well as comparably-rated fixed income investments. Preferred stocks are typically subordinated to bonds and other debt instruments in a company's capital structure, in terms of priority to corporate income, and therefore will be subject to greater credit risk than those debt instruments.

     Trust preferred securities are limited-life preferred securities typically issued by corporations, generally in the form of interest-bearing notes or preferred securities, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. Distribution payments of the trust preferred securities generally coincide with interest payments on the underlying obligations. Trust preferred securities generally have a yield advantage over traditional preferred stocks, but unlike preferred stocks, distributions are treated as interest rather than dividends for federal income tax purposes and therefore, are not eligible for the dividends- received deduction. Trust preferred securities prices fluctuate for several reasons including changes in investors' perception of the financial condition of an issuer or the general condition of the market for trust preferred securities, or when political or economic events affecting the issuers occur.

     Trust preferred securities are also sensitive to interest rate fluctuations, as the cost of capital rises and borrowing costs increase in a rising interest rate environment and the risk that a trust preferred security may be called for redemption in a falling interest rate environment. Trust preferred securities are also subject to unique risks which include the fact that dividend payments will only be paid if interest payments on the underlying obligations are made, which interest payments are dependent on the financial condition of the issuer and may be deferred for up to 20 consecutive quarters. During any deferral period, investors are generally taxed as if the trust had received current income. In such a case, unitholders will have income taxes due prior to receiving cash distributions to pay such taxes. In addition, the underlying obligations, and thus the trust preferred securities, may be prepaid after a stated call date or as a result of certain tax or regulatory events. Preferred securities are typically subordinated to bonds and other debt instruments in a company's capital structure, in terms of priority to corporate income, and therefore will be subject to greater credit risk than those debt instruments.

     SECTOR CONCENTRATIONS. Your trust may invest significantly in certain sectors. Any negative impact on the related sector will have a greater impact on the value of units than on a portfolio diversified over several sectors. You should understand the risks of these sectors before you invest.

     Basic Materials Issuers. The trust or underlying funds in the trust may invest in securities of basic materials companies. General risks of the basic materials sector include the general state of the economy, consolidation, domestic and international politics and excess capacity. In addition, basic materials companies may also be significantly affected by volatility of commodity prices, import controls, worldwide competition, liability for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control devices.

     Consumer Product and Retail Issuers. The trust or underlying funds in the trust may invest significantly in companies that manufacture or sell various consumer products. General risks of these companies include the general state of the economy, intense competition and consumer spending trends. A decline in the economy which results in a reduction of consumers' disposable income can negatively impact spending habits. Competitiveness in the retail industry will require large capital outlays for the installation of automated checkout equipment to control inventory, track the sale of items and gauge the success of sales campaigns. Retailers who sell their products over the Internet have the potential to access more consumers, but will require sophisticated technology to remain competitive.

     Energy Issuers. The trust or underlying funds in the trust may invest significantly in energy companies. Energy companies face risks related to political conditions in oil producing regions (such as the Middle East), the actions of the Organization of Petroleum Exporting Countries (OPEC), the price and worldwide supply of oil and natural gas, the price and availability of alternative fuels, the ability to find and acquire oil and gas reserves that are economically recoverable, operating hazards, government regulation and the level of consumer demand. Political conditions of some oil producing regions have been unstable in the past. Political instability or war in these regions could have a negative impact on your investment. Oil and natural gas prices can be extremely volatile.

     OPEC controls a substantial portion of world oil production. OPEC may take actions to increase or suppress the price or availability of oil. Various domestic and foreign government authorities and international cartels also impact these prices. Any substantial decline in these prices could have an adverse effect on energy companies. Energy companies depend on their ability to find and acquire additional energy reserves. The exploration and recovery process involves significant operating hazards and can be very costly. An energy company has no assurance that it will find reserves or that any reserves found will be economically recoverable. The industry also faces substantial government regulation, including environmental regulation. These regulations have increased costs and limited production and usage of certain fuels.

      Financials Issuers. The trust or underlying funds in the trust may invest significantly in financial companies. Banks, thrifts and their holding companies are especially subject to the adverse effects of economic recession; decreases in the availability of capital; decreases in the availability of capital; volatile interest rates; portfolio concentrations in geographic markets and in commercial and residential real estate loans; and competition from new entrants in their fields of business. Although recently-enacted legislation repealed most of the barriers which separated the banking, insurance and securities industries, these industries are still extensively regulated at both the federal and state level and may be adversely affected by increased regulations.

     Recent negative developments relating to the subprime mortgage market have adversely affected credit and capital markets worldwide and reduced the willingness of lenders to extend credit, thus making borrowing on favorable terms more difficult. In addition, the liquidity of certain debt instruments has been reduced or eliminated due to the lack of available market makers. Banks and thrifts face increased competition from nontraditional lending sources as regulatory changes, such as the recently enacted financial-services overhaul legislation, permit new entrants to offer various financial products. Technological advances such as the Internet allow these nontraditional lending sources to cut overhead and permit the more efficient use of customer data.

     Brokerage firms, broker/dealers, investment banks, finance companies and mutual fund companies are also financial services providers. These companies compete with banks and thrifts to provide traditional financial service products, in addition to their traditional services, such as brokerage and investment advice. In addition, all financial service companies face shrinking profit margins due to new competitors, the cost of new technology and the pressure to compete globally. Companies involved in the insurance sector are engaged in underwriting, selling, distributing or placing of property and casualty, life or health insurance. Insurance company profits are affected by many factors, including interest rate movements, the imposition of premium rate caps, competition and pressure to compete globally. Property and casualty insurance profits may also be affected by weather catastrophes, acts of terrorism and other disasters. Life and health insurance profits may be affected by mortality rates. Already extensively regulated, insurance companies' profits may also be adversely affected by increased government regulations or tax law changes.

     Health Care Issuers. The trust or underlying funds in the trust may invest significantly in health care companies. These issuers include companies involved in advanced medical devices and instruments, drugs and biotechnology, managed care, hospital management/health services and medical supplies. These companies face substantial government regulation and approval procedures. Congress and the president have proposed a variety of legislative changes concerning health care issuers from time to time. Government regulation, and any change in regulation, can have a significantly unfavorable effect on the price and availability of products and services. Drug and medical products companies also face the risk of increasing competition from new products or services, generic drug sales, termination of patent protection for drug or medical supply products and the risk that a product will never come to market. The research and development costs of bringing a new drug or medical product to market are substantial. This process involves lengthy government review with no guarantee of approval. These companies may have losses and may not offer proposed products for several years, if at all. The failure to gain approval for a new drug or product can have a substantial negative impact on a company and its stock. Health care facility operators face risks related to demand for services, the ability of the facility to provide required services, confidence in the facility, management capabilities, competition, efforts by insurers and government agencies to limit rates, expenses, the cost and possible unavailability of malpractice insurance, and termination or restriction of government financial assistance (such as Medicare, Medicaid or similar programs).

     Industrials Issuers. The trust or underlying funds in the trust may invest significantly in industrials companies. General risks of industrials companies include the general state of the economy, intense competition, consolidation, domestic and international politics, excess capacity and consumer spending trends. Capital goods companies may also be significantly affected by overall capital spending and leverage levels, economic cycles, technical obsolescence, delays in modernization, limitations on supply of key materials, labor relations, government regulations, government contracts and e-commerce initiatives. Furthermore, certain companies involved in the industry have also faced scrutiny for alleged accounting irregularities that may have led to the overstatement of their financial results, and other companies in the industry may face similar scrutiny. Industrials companies may also be affected by factors more specific to their individual industries. Industrial machinery manufacturers may be subject to declines in commercial and consumer demand and the need for modernization. Aerospace and defense companies may be influenced by decreased demand for new equipment, aircraft order cancellations, disputes over or ability to obtain or retain government contracts, labor disputes, changes in government budget priorities, changes in aircraft-leasing contracts and cutbacks in profitable business travel. The number of housing starts, levels of public and nonresidential construction including weakening demand for new office and retail space, and overall construction spending may adversely affect construction materials and equipment manufacturers.

     Real Estate Investment Trusts. The trust or underlying funds in the trust may invest significantly in REITs. Many factors can have an adverse impact on the performance of a particular REIT, including its cash available for distribution, the credit quality of a particular REIT or the real estate industry generally. The success of REITs depends on various factors, including occupancy and rent levels, appreciation of the underlying property and the ability to raise rents on those properties. Economic recession, overbuilding, tax law changes, higher interest rates or excessive speculation can all negatively impact REITs and their future earnings and share prices. Risks associated with the direct ownership of real estate include, among other factors:

     *    general U.S. and global as well as local economic conditions;

     *    decline in real estate values;

     *    the financial health of tenants;

     *    overbuilding and increased competition for tenants;

     *    oversupply of properties for sale;

     *    changing demographics;

     *    changes in interest rates, tax rates and other operating expenses;

     *    changes in government regulations;

     *    changes in zoning laws;

     * the ability of the owner to provide adequate management, maintenance and insurance;

     *    faulty construction and the ongoing need for capital improvements;

     *    the cost of complying with the Americans with Disabilities Act;

     * regulatory and judicial requirements, including relating to liability for environmental hazards;

     *    natural or man-made disasters;

     * changes in the perception of prospective tenants of the safety, convenience and attractiveness of the properties;

     *    changes in neighborhood values and buyer demand; and

     * the unavailability of construction financing or mortgage loans at rates acceptable to developers.

     Variations in rental income and space availability and vacancy rates in terms of supply and demand are additional factors affecting real estate generally and REITs in particular. Properties owned by a REIT may not be adequately insured against certain losses and may be subject to significant environmental liabilities, including remediation costs. You should also be aware that REITs may not be diversified and are subject to the risks of financing projects. The real estate industry may be cyclical, and, if the trust acquires REIT Securities at or near the top of the cycle, there is increased risk of a decline in value of the REIT Securities and therefore the value of the units. REITs are also subject to defaults by borrowers and the market's perception of the REIT industry generally. Because of their structure, and the legal requirement that they distribute at least 90% of their taxable income to shareholders annually, REITs require frequent amounts of new funding, through both borrowing money and issuing stock. Thus, REITs historically have frequently issued substantial amounts of new equity shares (or equivalents) to purchase or build new properties. This may have adversely affected REIT equity share market prices. Both existing and new share issuances may have an adverse effect on these prices in the future, especially when REITs continue to issue stock when real estate prices are relatively high and stock prices are relatively low.

     Technology Issuers. The trust or underlying funds in the trust may invest significantly in technology companies. These companies include companies that are involved in computer and business services, enterprise software/technical software, Internet and computer software, Internet-related services, networking and telecommunications equipment, telecommunications services, electronics products, server hardware, computer hardware and peripherals, semiconductor capital equipment and semiconductors. These companies face risks related to rapidly changing technology, rapid product obsolescence, cyclical market patterns, evolving industry standards and frequent new product introductions. An unexpected change in technology can have a significant negative impact on a company. The failure of a company to introduce new products or technologies or keep pace with rapidly changing technology, can have a negative impact on the company's results. Technology stocks tend to experience substantial price volatility and speculative trading. Announcements about new products, technologies, operating results or marketing alliances can cause stock prices to fluctuate dramatically. At times, however, extreme price and volume fluctuations are unrelated to the operating performance of a company. This can impact your ability to redeem your units at a price equal to or greater than what you paid.

     Telecommunications Issuers. The trust or underlying funds in the trust may invest significantly in telecommunications companies. Because your trust may also hold securities of issuers in the telecommunications industry, the value of the units may be susceptible to factors affecting the telecommunications industry. The telecommunications industry is subject to governmental regulation. For example, the United States government and state governments regulate permitted rates of return and the kinds of services that a company may offer. The products and services of telecommunications companies may become outdated very rapidly. A company's performance can be hurt if the company fails to keep pace with technological advances. These factors could affect the value of units. Certain types of companies represented in a portfolio are engaged in fierce competition for a share of the market of their products and may have higher costs, including liabilities associated with the medical, pension and postretirement expenses of their workforce, than their competitors. As a result, competitive pressures are intense and the stocks are subject to rapid price volatility.

     In 2002, several high-profile bankruptcies of large telecommunications companies illustrated the potentially unstable condition of the telecommunications industry. High debt loads that were accumulated during the industry growth spurt of the 1990s caught up to the industry, causing debt and stock prices to trade at distressed levels for many telecommunications companies and increasing the cost of capital for needed additional investment. At the same time, demand for some telecommunications services remains weak, as several key markets are oversaturated and many customers can choose between several service providers and technology platforms. To meet increasing competition, companies may have to commit substantial capital, particularly in the formulation of new products and services using new technologies. As a result, many companies have been compelled to cut costs by reducing their workforce, out sourcing, consolidating and/or closing existing facilities and divesting low selling product lines. Furthermore, certain companies involved in the industry have also faced scrutiny for alleged accounting irregularities that may have led to the overstatement of their financial results, and other companies in the industry may face similar scrutiny. Moreover, some companies have begun the process of emerging from bankruptcy and may have reduced levels of debt and other competitive advantages over other telecommunications companies. Due to these and other factors, the risk level of owning the securities of telecommunications companies has increased substantially and may continue to rise.

     In addition, recent federal legislation governing the United States telecommunications industry remains subject to judicial review and additional interpretation, which may adversely affect the companies whose securities are held by the trust. Moreover, the recent rapid consolidation in this industry could create integration expenses and delay, and consequent management diversion of attention away from ongoing operations and related risks, among other factors, could result in the failure of these companies to realize expected cost savings or synergies.

     Utilities Issuers. The trust or the underlying funds in the trust may invest significantly in utilities companies. Many utility companies, especially electric and gas and other energy related utility companies, are subject to various uncertainties, including:

     *    risks of increases in fuel and other operating costs;

     * restrictions on operations and increased costs and delays as a result of environmental, nuclear safety and other regulations;

     * regulatory restrictions on the ability to pass increasing wholesale costs along to the retail and business customer;

     *    coping with the general effects of energy conservation;

     * technological innovations which may render existing plants, equipment or products obsolete;

     * the effects of unusual, unexpected or normal local weather, maturing markets and difficulty in expanding to new markets due to regulatory and other factors;

     *    the potential impact of natural or man-made disasters;

     * difficulty obtaining adequate returns on invested capital, even if frequent rate increases are approved by public service commissions;

     *    the high cost of obtaining financing during periods of inflation;

     * difficulties of the capital markets in absorbing utility debt and equity securities; and

     *    increased competition.

     Any of these factors, or a combination of these factors, could affect the supply of or demand for energy, such as electricity or natural gas, or water, or the ability of the issuers to pay for such energy or water which could adversely affect the profitability of the issuers of the Securities and the performance of the trust.

     Utility companies are subject to extensive regulation at the federal and state levels in the United States. At the federal level, the Federal Energy Regulatory Commission (the "FERC"), the Federal Trade Commission (the "FTC"), the Securities and Exchange Commission (the "SEC"), and the Nuclear Regulatory Commission (the "NRC") have authority to oversee electric and combination electric and gas utilities. The value of utility company stocks may decline because governmental regulation affecting the utilities industry can change. This regulation may prevent or delay the utility company from passing along cost increases to its customers, which could hinder the utility company's ability to meet its obligations to its suppliers and could lead to the taking of measures, including the acceleration of obligations or the institution of involuntary bankruptcy proceedings, by its creditors against such utility company. Furthermore, regulatory authorities, which may be subject to political and other pressures, may not grant future rate increases, or may impose accounting or operational policies, any of which could adversely affect a company's profitability and its stock price. Mergers in the utility industry may require approval from several federal and state regulatory agencies, including the FERC, the FTC, and the SEC. These regulatory authorities could, as a matter of policy, reverse the trend toward deregulation and make consolidation more difficult, or cause delay in the merger process, any of which could cause the prices of these stocks to fall.

     COMMODITY RISK. The trust may be exposed to commodities through its investment in underlying funds in the trust. A commodity is a basic good used in commerce that is interchangeable with other commodities of the same type and which is supplied without qualitative differentiation across a given market. Commodities are most often used as inputs in the production of other goods or services. The quality of a given commodity may differ slightly, but it is essentially uniform across producers. Well-established physical commodities have actively traded spot and derivative markets. Generally, these are basic resources and agricultural products such as iron ore, crude oil, coal, ethanol, sugar, soybeans, aluminum, rice, wheat, gold and silver. Commodities prices are highly volatile and are affected by numerous factors in addition to economic activity. These include political events, weather, labor activity, direct government intervention, such as embargos, and supply disruptions in major producing or consuming regions. Those events tend to affect prices worldwide, regardless of the location of the event. Market expectations about these events and speculative activity also cause prices to fluctuate. These factors may adversely affect the performance of the reference assets or their components and, as a result, the market value of the funds in the trust.

     GOLD INVESTMENTS. Through its investment in underlying funds in the trust, the trust may be subject to increased risks associated with an investment in gold. For example, an investment in the trust may be adversely affected by competition from other methods of investing in gold. The funds in the trust compete with other financial vehicles, including traditional debt and equity securities issued by companies in the gold industry and other securities backed by or linked to gold, direct investments in gold and investment vehicles similar to the funds. Crises may motivate large-scale sales of gold which could decrease the price of gold and adversely affect an investment in the funds in the trust. The possibility of large-scale distress sales of gold in times of crisis may have a short-term negative impact on the price of gold and adversely affect an investment in the funds in the trust. Crises in the future may impair gold's price performance which would, in turn, adversely affect an investment in the funds in the trust. Substantial sales of gold by the official sector could adversely affect an investment in the funds in the trust.

     The official sector consists of central banks, other governmental agencies and multi-lateral institutions that buy, sell and hold gold as part of their reserve assets. The official sector holds a significant amount of gold, most of which is static, meaning that it is held in vaults and is not bought, sold, leased or swapped or otherwise mobilized in the open market. A number of central banks have sold portions of their gold over the past 10 years, with the result that the official sector, taken as a whole, has been a net supplier to the open market. Since 1999, most sales have been made in a coordinated manner under the terms of the Central Bank Gold Agreement, under which 15 of the world's major central banks (including the European Central Bank) agreed to limit the level of their gold sales and lending to the market. It is possible that the agreement may not be renewed when it expires in September 2009. In the event that future economic, political or social conditions or pressures require members of the official sector to liquidate their gold assets all at once or in an uncoordinated manner, the demand for gold might not be sufficient to accommodate the sudden increase in the supply of gold to the market. Consequently, the price of gold could decline significantly, which would adversely affect an investment in the funds in the trust.

     FUTURES RISK. The trust may be exposed to futures through its investment in underlying funds in the trust. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. There are significant risks associated with an investment in futures contracts and related options, including: (1) the success of a hedging strategy may depend on the ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates;
(2) there may be an imperfect or no correlation between the changes in market value of the securities held by a fund and the prices of futures and options on futures; (3) there may not be a liquid secondary market for a futures contract or option; (4) trading restrictions or limitations may be imposed by an exchange; and (5) government regulations may restrict trading in futures contracts and options on futures. In addition, some strategies reduce a fund's exposure to price fluctuations, while others tend to increase its market exposure. An investment in the futures market may expose an investment to the risks associated with an investment in commodities, currencies and the financial markets. An investment in the futures market may be affected by variables such as weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. In addition, an investment in futures generally involves an investment in the global economy and subjects investors to the correlative risks of international investment.

     TREASURY INFLATION-PROTECTED SECURITIES.  Certain funds in the trust may
invest in TIPS.   TIPS are direct obligations of the United States which are backed by the full faith and credit of the United States. TIPS are marketable securities whose principal is adjusted by changes in the CPI. With inflation (a rise in the index), the principal increases and with a deflation (a drop in the index), the principal decreases. The relationship between TIPS and the CPI affects both the sum that holders are paid when the TIPS mature and the amount of interest that a TIPS pays. TIPS pay interest at a fixed rate. Because the rate is applied to the adjusted principal, however, interest payments can vary in amount from one period to the next. If inflation occurs, the interest payment increases. In the event of deflation, the interest payment decreases. Inflation-indexed investments tend to react to changes in "real" interest rates. Real interest rates represent "nominal" or stated interest rates reduced by the inflation rate. For example, if a bond is yielding 5% and inflation is 2%, the real interest rate is 3%. In general, the price of an inflation-indexed bond can fall when real interest rates rise and can rise when real interest rates fall. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, potentially leading to an increase in value of inflation-indexed securities. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed securities.

     The value of TIPS will also be adversely affected by decreases in bond prices. Certain TIPS may have been purchased at prices less than their par value at maturity, indicating a market discount. Other TIPS may have been purchased at prices greater than their par value at maturity, indicating a market premium. The coupon interest rate of TIPS purchased at a market discount is generally lower than current market interest rates of newly issued bonds of comparable rating and type and the coupon interest rate of TIPS purchased at a market premium is generally higher than current market interest rates of newly issued bonds of comparable rating and type. Generally, the value of bonds purchased at a market discount will increase in value faster than bonds purchased at a market premium if interest rates decrease. Conversely, if interest rates increase, the value of bonds purchased at a market discount will decrease faster than bonds purchased at a market premium.

     FOREIGN ISSUER RISK. The trust and certain underlying funds in the trust may invest in stocks of foreign companies. Therefore, the trust may involve additional risks that differ from an investment exclusively in domestic stocks. These risks include the risk of losses due to future political and economic developments, international trade conditions, foreign withholding taxes and restrictions on foreign investments and exchange of securities. The trust may also involve the risk that fluctuations in exchange rates between the U.S. dollar and foreign currencies may negatively affect the value of the stocks.
The trust may involve the risk that information about the stocks is not publicly available or is inaccurate due to the absence of uniform accounting and financial reporting standards. In addition, some foreign securities markets are less liquid than U.S. markets. This could cause the trust to buy stocks at a higher price or sell stocks at a lower price than would be the case in a highly liquid market. Foreign securities markets are often more volatile and involve higher trading costs than U.S. markets, and foreign companies, securities markets and brokers are also generally not subject to the same level of supervision and regulation as in the U.S. The foreign securities held directly by the trust, if any, are held in the form of American Depositary Receipts or other similar receipts ("ADRs"). ADRs represent receipts for foreign common stock deposited with a custodian (which may include the trustee of your trust). The ADRs in the trust trade in the U.S. in U.S. dollars and are registered with the Securities and Exchange Commission. ADRs generally involve the same types of risks as foreign common stock held directly. Some ADRs may experience less liquidity than the underlying common stocks traded in their home market.

     SHORT SALES.   The trust may be exposed to the risks of short sales through its investment in the underlying funds in the trust. A short sale may be effected when a fund's investment adviser believes that the price of a security will decline, and involves the sale of securities that the fund does not own, in the hope of purchasing the same securities at a later date at a lower price. A fund may incur a loss (without limit) as a result of a short sale if the market value of the borrowed security increases between the date of the short sale and the date the fund replaces the security. A fund may be unable to repurchase the borrowed security at a particular time or at an acceptable price.

     EMERGING MARKET RISK. The trust may be exposed to securities issued by entities located in emerging markets through its investment in securities and in underlying funds in the trust. Emerging markets are generally defined as countries in the initial stages of their industrialization cycles with low per capita income. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies.
All of the risks of investing in foreign securities described above are heightened by investing in emerging markets countries.

     SMALL-CAP AND MICRO-CAP COMPANIES. The trust or the underlying funds in the trust may invest in securities issued by small companies. Securities prices of these small-cap and micro-cap companies are often more volatile than those of larger companies as a result of several factors common to many such issuers, including limited trading volumes, products or financial resources, management inexperience and less publicly available information.

     QUALITY RISK. Security quality risk is the risk that a security will fall in value if a rating agency decreases the security's rating.

     HIGH YIELD SECURITY RISK. The trust may be exposed to high yield securities or unrated securities in its investment in the securities or in underlying funds in the trust. High yield, high risk securities are subject to greater market fluctuations and risk of loss than securities with higher investment ratings. The value of these securities will decline significantly with increases in interest rates, not only because increases in rates generally decrease values, but also because increased rates may indicate an economic slowdown. An economic slowdown, or a reduction in an issuer's creditworthiness, may result in the issuer being unable to maintain earnings at a level sufficient to maintain interest and principal payments.

     High-yield or "junk" securities, the generic names for securities rated below "BBB" by Standard & Poor's or "Baa" by Moody's, are frequently issued by corporations in the growth stage of their development or by established companies who are highly leveraged or whose operations or industries are depressed. Securities rated below BBB or Baa are considered speculative as these ratings indicate a quality of less than investment grade. Because high-yield securities are generally subordinated obligations and are perceived by investors to be riskier than higher rated securities, their prices tend to fluctuate more than higher rated securities and are affected by short-term credit developments to a greater degree.

     The market for high-yield securities is smaller and less liquid than that for investment grade securities. Due to the smaller, less liquid market for high-yield securities, the bid-offer spread on such securities is generally greater than it is for investment grade securities and the purchase or sale of such securities may take longer to complete.

     OPTIONS. Certain funds in the trust may write options on their assets. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller of the option the obligation to sell, the underlying security, index or other instrument at the exercise price. A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the seller the obligation to buy, the underlying security, index, or other instrument at the exercise price. When a fund writes a covered call option, the fund forgoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but has retained the risk of loss should the price of the underlying security decline. When the fund writes covered put options, it bears the risk of loss if the value of the underlying stock declines below the exercise price. If the option is exercised, the fund could incur a loss if it is required to purchase the stock underlying the put option at a price greater than the market price of the stock at the time of exercise. While the fund's potential gain in writing a covered put option is limited to the interest earned on the liquid assets securing the put option plus the premium received from the purchaser of the put option, the fund risks a loss equal to the entire value of the stock.

     Certain funds are authorized to purchase and sell exchange-listed options and over-the-counter options. Exchange-listed options are issued by a regulated intermediary such as the Options Clearing Corporation, which guarantees the performance of the obligations of the parties to such options. In addition, a fund may purchase instruments structured by broker-dealers or investment banks that package or possess economic characteristics of options. A fund's ability to close out its position as a purchaser or seller of an over-the-counter or exchange-listed put or call option is dependent, in part, upon the liquidity of the option market. There are significant differences between the securities and options markets that could result in an imperfect correlation among these markets, causing a given transaction not to achieve its objectives. A fund's ability to utilize options successfully will depend on the ability of the fund's investment adviser to predict pertinent market movements, which cannot be assured.

     A fund's availability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. Unless the parties provide for it, there is no central clearing or guaranty function in an over-the-counter option. As a result, if the counterparty fails to make or take delivery of the security or other instrument underlying an over-the-counter option it has entered into with a fund or fails to make a cash settlement payment due in accordance with the terms of that option, the fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, a fund's investment adviser must assess the creditworthiness of each such counterparty or any guarantor or credit enhancement of the counterparty's credit to determine the likelihood that the terms of the over-the-counter option will be satisfied.

     A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price. There can be no assurance that a liquid market will exist when the fund seeks to close out an option position. If trading were discontinued, the secondary market on that exchange (or in that class of series of options) would cease to exist.

      If the fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise. The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets.

     Options are marked to market daily and their value will be affected by changes in the value of and dividend rates of the underlying common stocks, an increase in interest rates, changes in the actual or perceived volatility of the stock market and the underlying common stocks and the remaining time to the options' expiration. Additionally, the exercise price of an option may be adjusted downward before the option's expiration as a result of the occurrence of certain corporate events affecting the underlying equity security, such as extraordinary dividends, stock splits, merger or other extraordinary distributions or events. A reduction in the exercise price of an option would reduce the fund's capital appreciation potential on the underlying security.

     To the extent that the fund purchases options pursuant to a hedging strategy, the fund will be subject to the following additional risks. If a put or call option purchased by the fund is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater that the exercise price (in the case of a put), or remains less than or equal to the exercise price (in the case of a call), the fund will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security. If restrictions on exercise were imposed, the fund might be unable to exercise an option it had purchased. If the fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless.

     DERIVATIVES. In addition to writing covered call options and purchasing put options, the risks of which are described above, certain funds in the trust may invest in a variety of derivative instruments for hedging or risk management purposes or as part of a leveraging strategy. Derivatives can be illiquid, may disproportionately increase losses and may have a potentially large negative impact on a fund's performance. Derivative transactions, including options on securities and securities indices and other transactions in which certain funds may engage (such as futures contracts and options thereon, swaps and short sales), may subject such funds to increased risk of principal loss due to unexpected movements in stock prices, changes in stock volatility levels and interest rates, and imperfect correlations between a fund's securities holdings and indices upon which the derivative transactions are based.

     CONVERTIBLE SECURITIES. Certain of the funds in the trust may invest in convertible securities. Convertible securities generally offer lower interest or dividend yields than non-convertible fixed-income securities of similar credit quality because the potential for capital appreciation. The market value of convertible securities tend to decline as interest rates increase, and conversely, to increase as interest rates decline. However, a convertible security's market value also tends to reflect the market price of the common stock of the issuing company, particularly when that stock price is greater than
the convertible security's "conversion price."   The credit standing of the
company and other factors also may have an effect on the convertible security's investment value. Convertible securities fall below debt obligations of the same issuer in order of preference or priority in the event of a liquidation and are typically unrated or lower rated than such debt obligations.

     Convertible securities include debt obligations and preferred stock of the company issuing the security, which may be exchanged for a predetermined price (the conversion price) into the company's common stock. Certain convertible debt securities include a "put option," which entitles the fund to sell the security to the company before maturity at a stated price, which may represent a premium over the stated principal amount of the debt security. Conversely, many convertible securities are issued with a "call" feature that allows the security's issuer to choose when to redeem the security. If a convertible security held by the fund is called for redemption, the fund will be required to redeem the security, convert it into the underlying common stock, or sell it to a third party at a time that may be unfavorable to the fund.

     Certain funds in the trust may seek to enhance income and protect against market risk by hedging a portion of the equity risk inherent in the convertible securities purchased for the fund. This hedging is achieved by selling short some or all of the common stock issuable upon exercise of the convertible security. In a short sale, the fund borrows securities from a broker and sells the borrowed securities. The proceeds of the sale are generally used to secure the fund's obligation to the lending broker and are invested in liquid securities. If the market price of the common stock increases above the conversion price on the convertible security, the price of the convertible security will increase. The fund's increased liability on the short position would, in whole or in part, reduce this gain. If the price of the common stock declines, any decline in the price of the convertible security would offset, in whole or in part, the fund's gain on the short position. A fund may profit from this strategy by receiving interest and/or dividends on the convertible security and by adjusting the amount of equity risk that is hedged by short sales. In determining the appropriate portion of the fund's equity exposure to hedge, it may consider the general outlook for interest rates and equity markets, the availability of stock to sell short and expected returns and volatility.

     Certain funds in the trust may invest in "synthetic" convertible securities. A "synthetic" convertible instrument combines separate securities that possess the economic characteristics similar to a convertible security, i.e., fixed-income securities ("fixed-income component," which may be a convertible or non-convertible security) and the right to acquire equity securities ("convertible component"). The fixed-income component is achieved by investing in fixed-income securities, including bonds, preferred stocks and money market instruments. The convertible component is achieved by investing in warrants or options to buy common stock at a certain exercise price, or options on a stock index. In establishing a synthetic convertible instrument, the fund may also pool a basket of fixed-income securities and a basket of warrants or options that produce the economic characteristics similar to a convertible security. Within each basket of fixed-income securities and warrants or options, different companies may issue the fixed-income and convertible components, which may be purchased separately and at different times.

     Certain funds in the trust may also purchase synthetic convertible instruments created by other parties, typically investment banks, including convertible structured notes. Convertible structured notes are fixed-income debentures linked to equity. Convertible structured notes have the attributes of a convertible security; however, the investment bank that issued the convertible note assumes the credit risk associated with the investment, rather than the issuer of the underlying common stock into which the note is convertible. Purchasing synthetic convertible instruments may offer more flexibility than purchasing a convertible security. The value of a synthetic convertible instrument will respond differently to market fluctuations than a convertible security because a synthetic convertible instrument is composed of two or more separate securities, each with its own market value. In addition, if the value of the underlying common stock or the level of the index involved in the convertible component falls below the exercise price of the warrant or option, the warrant or option may lose all value.

     RULE 144A SECURITIES. Certain securities in which certain funds in the trust may invest, such as convertible and debt securities, typically are purchased in transactions exempt from the registration requirements of the Securities Act of 1933 pursuant to Rule 144A under that act. Rule 144A securities may only be sold to qualified institutional buyers, such as a fund. Any resale of these securities must generally be effected through a sale that is registered under the Securities Act of 1933 or otherwise exempted or excepted from such registration requirements. Under the supervision of the fund's board of trustees, the fund's investment adviser will determine whether Rule 144A securities are illiquid. Typically, a fund purchases Rule 144A securities only if the fund's investment adviser has determined them to be liquid. If any Rule 144A security held by a fund should become illiquid, the value of the security may be reduced and a sale of the security may be more difficult.

     LEGISLATION OR LITIGATION RISK. Tax legislation proposed by the President or Congress, tax regulations proposed by the U.S. Treasury or positions taken by the Internal Revenue Service could affect the value of the trust by changing the taxation or tax characterizations of the portfolio securities, or dividends and other income paid by or related to such securities. Congress has considered such proposals in the past and may do so in the future. Various legislative initiatives will be proposed from time to time in the United States and abroad which may have a negative impact on certain of the companies represented in the trust. In addition, litigation regarding any of the issuers of the securities or of the industries represented by these issuers may negatively impact the share prices of these securities. No one can predict whether any legislation will be proposed, adopted or amended by Congress and no one can predict the impact that any other legislation might have on the trust or its portfolio securities.

     LIQUIDITY RISK is the risk that the value of a security will fall if trading in the security is limited or absent. No one can guarantee that a liquid trading market will exist for any security.

     NO FDIC GUARANTEE. An investment in the trust is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                              TRUST ADMINISTRATION

     YOUR TRUST. Your trust is a unit investment trust registered under the Investment Company Act of 1940. We created the trust under a trust agreement between Matrix Capital Group, Inc. (as depositor/sponsor, evaluator and supervisor) and The Bank of New York Mellon (as trustee). To create your trust, we deposited securities with the trustee (or contracts to purchase securities along with an irrevocable letter of credit, cash or other consideration to pay for the securities). In exchange, the trustee delivered units of your trust to us. Each unit represents an undivided interest in the assets of your trust. These units remain outstanding until redeemed or until your trust terminates. At the close of the New York Stock Exchange on the trust's inception date or on the first day units are sold to the public, if later, the number of units may be adjusted so that the public offering price per unit equals $10. The number of units and fractional interest of each unit in the trust will increase or decrease to the extent of any adjustment.

     CHANGING YOUR PORTFOLIO. Your trust is not a managed fund. Unlike a managed fund, we designed your portfolio to remain relatively fixed. Your trust will generally buy and sell securities:

     *    to pay expenses,

     *    to issue additional units or redeem units,

     *    in limited circumstances to protect the trust,

     * to make required distributions or avoid imposition of taxes on the trust, or

     *    as permitted by the trust agreement.

     When your trust sells securities, the composition and diversity of the securities in the portfolio may be altered. If a public tender offer has been made for a security or a merger, acquisition or similar transaction has been announced affecting a security, the trustee may either sell the security or accept a tender offer if the supervisor determines that the action is in the best interest of unitholders. The trustee will distribute any cash proceeds to unitholders. If your trust receives securities or other property, it will either hold the securities or property in the portfolio or sell the securities or property and distribute the proceeds. If any contract for the purchase of securities fails, the sponsor will refund the cash and sales fee attributable to the failed contract to unitholders on or before the next distribution date unless substantially all of the moneys held to cover the purchase are reinvested in substitute securities in accordance with the trust agreement. The sponsor may direct the reinvestment of security sale proceeds if the sale is the direct result of serious adverse credit factors which, in the opinion of the sponsor, would make retention of the securities detrimental to your trust. In such a case, the sponsor may, but is not obligated to, direct the reinvestment of sale proceeds in any other securities that meet the criteria for inclusion in your trust on the trust's inception date. The sponsor may also instruct the trustee to take action necessary to ensure that the portfolio continues to satisfy the qualifications of a regulated investment company.

     We will increase the size of your trust as we sell units. When we create additional units, we will seek to replicate the existing portfolio. When your trust buys securities, it may pay brokerage or other acquisition fees. You could experience a dilution of your investment because of these fees and fluctuations in security prices between the time we create units and the time your trust buys the securities. When your trust buys or sells securities, we may direct that it place orders with and pay brokerage commissions to brokers that sell units or are affiliated with your trust or the trustee.

     The trust agreement requires the trustee to vote all shares of the funds held in the trust in the same manner and ratio on all proposals as the owners of such shares not held by the trust. The sponsor will instruct the trustee how to vote the stocks held in the trust. The trustee will vote the stocks in the same general proportion as shares held by other shareholders if the sponsor fails to provide instructions.

     AMENDING THE TRUST AGREEMENT. The sponsor and the trustee can change the trust agreement without your consent to correct any provision that may be defective or to make other provisions that will not materially adversely affect your interest (as determined by the sponsor and the trustee). We cannot change this agreement to reduce your interest in your trust without your consent. Investors owning two-thirds of the units in your trust may vote to change this agreement.

     TERMINATION OF YOUR TRUST. Your trust will terminate on the termination date set forth under "Essential Information". The trustee may terminate your trust early if the value of the trust is less than 40% of the original value of the securities in the trust at the time of deposit. At this size, the expenses of your trust may create an undue burden on your investment. Investors owning two-thirds of the units in your trust may also vote to terminate the trust early. The trustee will liquidate your trust in the event that a sufficient number of units not yet sold to the public are tendered for redemption so that the net worth of the trust would be reduced to less than 40% of the value of the securities at the time they were deposited in the trust. If this happens, we will refund any sales fee that you paid.

     The trustee will notify you of any termination and sell any remaining securities. The trustee will send your final distribution to you within a reasonable time following liquidation of all the securities after deducting final expenses. Your termination distribution may be less than the price you originally paid for your units.

     THE SPONSOR. The sponsor of the trust is Matrix Capital Group, Inc. acting through its Matrix Defined Trusts division. Matrix is registered under the Securities Exchange Act of 1934 as a broker-dealer. Matrix is organized as a corporation under the laws of the State of New York. Matrix is a member of the Financial Industry Regulatory Authority, Inc. Matrix provides brokerage services to institutions, investment advisers, high net worth individuals and proprietary retail clients. The principal office of Matrix is 420 Lexington Avenue, Suite 601, New York, New York 10170. If we fail to or cannot perform our duties as sponsor or become bankrupt, the trustee may replace us, continue to operate your trust without a sponsor, or terminate your trust.

     We and your trust have adopted a code of ethics requiring our employees who have access to information on trust transactions to report personal securities transactions. The purpose of the code is to avoid potential conflicts of interest and to prevent fraud, deception or misconduct with respect to your trust.

     The trust strategy was developed by America First Capital Management, LLC, an investment adviser formed in January 2007. America First Capital Management, LLC and the sponsor are affiliated companies.

     THE TRUSTEE. The Bank of New York Mellon is the trustee of your trust with its principal unit investment trust division offices located at 2 Hanson Place, 12th Floor, Brooklyn, New York 11217. You can contact the trustee by calling the telephone number on the back cover of this prospectus or by writing to its unit investment trust office. We may remove and replace the trustee in some cases without your consent. The trustee may also resign by notifying us and investors.

                              DISTRIBUTION OF UNITS

      We sell units to the public through broker-dealers and other firms. We pay part of the sales fee to these distribution firms when they sell units. During the initial offering period, the distribution fee (the broker-dealer concession or agency commission) for broker-dealers and other firms is as follows:

                                          CONCESSION OR
      TRANSACTION AMOUNT                AGENCY COMMISSION
     -------------------                -----------------

     Less than $100,000                       2.25%
     $100,000 - $249,999                      2.00
     $250,000 - $499,999                      1.75
     $500,000 - $999,999                      1.50
     $1,000,000 or more                       1.25

We apply these concessions or agency commissions as a percent of the public offering price per unit at the time of the transaction. We also apply the different levels on a unit basis using a $10 unit equivalent. The broker-dealer concession or agency commission is 80% of the sales fee for secondary market sales. For transactions involving unitholders of other unit investment trusts who use their redemption or termination proceeds to purchase units of the trust, the distribution fee is 1.30% of the public offering price per unit. No distribution fee is paid to broker-dealers or other selling firms in connection with unit sales in investment accounts that charge a "wrap fee" or periodic fees for investment advisory, financial planning or asset management services in lieu of commissions.

     Broker-dealers and other firms that sell units of all Matrix Defined Trusts are eligible to receive additional compensation for volume sales. Such payments will be in addition to the regular concessions paid to firms as set forth in the applicable trust's prospectus. The additional concession is based on total initial offering period sales of all Matrix Defined Trusts during a calendar quarter as set forth in the following table:

      INITIAL OFFERING PERIOD SALES
     VOLUME DURING CALENDAR QUARTER          VOLUME CONCESSION
     ------------------------------          -----------------

     Less than $5,000,000                          0.000%
     $5,000,000 - $10,000,000                      0.050
     $10,000,000 - $25,000,000                     0.075
     $25,000,000 - $50,000,000                     0.100
     $50,000,000 - $100,000,000                    0.125
     $100,000,000 - $1,000,000,000                 0.150
     $1,000,000,000 or more                        0.175

     This volume concession will be paid on units of all eligible Matrix Defined Trusts sold in the initial offering period. For a trust to be eligible for this additional compensation for calendar quarter sales, the trust's prospectus must include disclosure related to this additional compensation; the trust is not eligible for this additional compensation if the prospectus for such trust does not include disclosure related to this additional compensation. Broker-dealer firms will not receive additional compensation unless they sell at least $5.0 million in units during a calendar quarter. For example, if a firm sells $4.5 million in units in the initial offering period during a calendar quarter, the firm will not receive any additional compensation. Once a firm reaches a particular breakpoint during a quarter, the firm will receive the stated volume concession on all initial offering period sales during the applicable quarter. For example, if a firm sells $7.5 million of units in the initial offering period during a calendar quarter, the firm will receive additional compensation of 0.050% of $7.5 million and if a firm sells $12.5 million of units in the initial offering period during a calendar quarter, the firm will receive additional compensation of 0.075% of $12.5 million. In addition, dealer firms will not receive volume concessions on the sale of units which are not subject to a transactional sales fee. However, such sales will be included in determining whether a firm has met the sales level breakpoints for volume concessions. Secondary market sales of all unit trusts are excluded for purposes of these volume concessions. We will pay these amounts out of our own assets within a reasonable time following each calendar quarter.

     Any sales fee discount is borne by the broker-dealer or selling firm out of the distribution fee. We reserve the right to change the amount of concessions or agency commissions from time to time.

     We may provide, at our own expense and out of our own profits, additional compensation and benefits to broker-dealers who sell units of this trust and our other products. This compensation is intended to result in additional sales of our products and/or compensate broker-dealers and financial advisors for past sales. We may make these payments for marketing, promotional or related expenses, including, but not limited to, expenses of entertaining retail customers and financial advisors, advertising, sponsorship of events or seminars, obtaining shelf space in broker-dealer firms and similar activities designed to promote the sale of the our products. These arrangements will not change the price you pay for your units.

     We generally register units for sale in various states in the U.S. We do not register units for sale in any foreign country. This prospectus does not constitute an offer of units in any state or country where units cannot be offered or sold lawfully. We may reject any order for units in whole or in part.

     We may gain or lose money when we hold units in the primary or secondary market due to fluctuations in unit prices. The gain or loss is equal to the difference between the price we pay for units and the price at which we sell or redeem them. We may also gain or lose money when we deposit securities to create units. The amount of our profit or loss on the initial deposit of securities into your trust is shown in the "Notes to Portfolio".

                                      TAXES

     This section summarizes some of the main U.S. federal income tax consequences of owning units of the trust. This section is current as of the date of this prospectus. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. For example, these summaries generally do not describe your situation if you are a corporation, a non-U.S. person, a broker/dealer, or other investor with special circumstances. In addition, this section does not describe your state, local or foreign tax consequences.

     This federal income tax summary is based in part on the advice of counsel to the sponsor. The Internal Revenue Service could disagree with any conclusions set forth in this section. In addition, our counsel was not asked to review, and has not reached a conclusion with respect to the federal income tax treatment of the assets to be deposited in the trust. This may not be sufficient for you to use for the purpose of avoiding penalties under federal tax law.

     As with any investment, you should seek advice based on your individual circumstances from your own tax advisor.

     TRUST STATUS. The trust intends to qualify as a "regulated investment company" under the federal tax laws. If the trust qualifies as a regulated investment company and distributes its income as required by the tax law, the trust generally will not pay federal income taxes.

     DISTRIBUTIONS. Trust distributions are generally taxable. After the end of each year, you will receive a tax statement that separates your trust's distributions into two categories, ordinary income distributions and capital gains dividends. Ordinary income distributions are generally taxed at your ordinary tax rate, however, as further discussed below, certain ordinary income distributions received from the trust may be taxed at the capital gains tax rates. Generally, you will treat all capital gains dividends as long-term
capital gains regardless of how long you have owned your shares.   To determine
your actual tax liability for your capital gains dividends, you must calculate your total net capital gain or loss for the tax year after considering all of your other taxable transactions, as described below. In addition, the trust may make distributions that represent a return of capital for tax purposes and thus will generally not be taxable to you. The tax status of your distributions from your trust is not affected by whether you reinvest your distributions in additional shares or receive them in cash. The income from your trust that you must take into account for federal income tax purposes is not reduced by amounts used to pay a deferred sales fee, if any. The tax laws may require you to treat distributions made to you in January as if you had received them on December 31 of the previous year.

     DIVIDENDS RECEIVED DEDUCTION. A corporation that owns shares generally will not be entitled to the dividends received deduction with respect to many dividends received from the trust because the dividends received deduction is generally not available for distributions from regulated investment companies. However, certain ordinary income dividends on shares that are attributable to qualifying dividends received by the trust from certain corporations may be designated by the trust as being eligible for the dividends received deduction.

     SALE OR REDEMPTION OF SHARES. If you sell or redeem your shares, you will generally recognize a taxable gain or loss. To determine the amount of this gain or loss, you must subtract your tax basis in your shares from the amount you receive in the transaction. Your tax basis in your shares is generally equal to the cost of your shares, generally including sales fees. In some cases, however, you may have to adjust your tax basis after you purchase your shares.

     CAPITAL GAINS AND LOSSES AND CERTAIN ORDINARY INCOME DIVIDENDS. If you are an individual, the maximum marginal federal tax rate for net capital gain is generally 15% (generally 5% for certain taxpayers in the 10% and 15% tax brackets). These new capital gains rates are generally effective for taxable years beginning before January 1, 2011.

     Net capital gain equals net long-term capital gain minus net short-term capital loss for the taxable year. Capital gain or loss is long-term if the holding period for the asset is more than one year and is short-term if the holding period for the asset is one year or less. You must exclude the date you
purchase your shares to determine your holding period.    However, if you
receive a capital gain dividend from your trust and sell your share at a loss after holding it for six months or less, the loss will be recharacterized as long-term capital loss to the extent of the capital gain dividend received. The tax rates for capital gains realized from assets held for one year or less are generally the same as for ordinary income. The Internal Revenue Code treats certain capital gains as ordinary income in special situations.

     Ordinary income dividends received by an individual shareholder from a regulated investment company such as the trust are generally taxed at the same rates that apply to net capital gain (as discussed above), provided certain holding period requirements are satisfied and provided the dividends are attributable to qualifying dividends received by the trust itself. These special rules relating to the taxation of ordinary income dividends from regulated investment companies generally apply to taxable years beginning before January 1, 2011. The trust will provide notice to its shareholders of the amount of any distribution which may be taken into account as a dividend which is eligible for the capital gains tax rates.



     EXCHANGES. If you elect to have your proceeds from your trust rolled over into a future series of the trust, the exchange would generally be considered a sale for federal income tax purposes.

     DEDUCTIBILITY OF TRUST EXPENSES. Expenses incurred and deducted by your trust will generally not be treated as income taxable to you. In some cases, however, you may be required to treat your portion of these trust expenses as income. In these cases you may be able to take a deduction for these expenses. However, certain miscellaneous itemized deductions, such as investment expenses, may be deducted by individuals only to the extent that all of these deductions exceed 2% of the individual's adjusted gross income.

     FOREIGN TAX CREDIT. If your trust invests in any foreign securities, the tax statement that you receive may include an item showing foreign taxes your trust paid to other countries. In this case, dividends taxed to you will include your share of the taxes your trust paid to other countries. You may be able to deduct or receive a tax credit for your share of these taxes.

     FOREIGN INVESTORS. If you are a foreign investor (i.e., an investor other than a U.S. citizen or resident or a U.S. corporation, partnership, estate or trust), you should be aware that, generally, subject to applicable tax treaties, distributions from the trust will be characterized as dividends for federal income tax purposes (other than dividends which the trust designates as capital gain dividends) and will be subject to U.S. income taxes, including withholding taxes, subject to certain exceptions described below. However, distributions received by a foreign investor from the trust that are properly designated by the trust as capital gain dividends may not be subject to U.S. federal income taxes, including withholding taxes, provided that the trust makes certain elections and certain other conditions are met.

                                    EXPENSES

     Your trust will pay various expenses to conduct its operations. The "Fee Table" shows the estimated amount of these expenses.

     The sponsor will receive a fee from your trust for creating and developing the trust, including determining the trust's objectives, policies, composition and size, selecting service providers and information services and for providing other similar administrative and ministerial functions. This "creation and development fee" is a charge of $0.05 per unit. The trustee will deduct this amount from your trust's assets as of the close of the initial offering period. No portion of this fee is applied to the payment of distribution expenses or as compensation for sales efforts. This fee will not be deducted from proceeds received upon a repurchase, redemption or exchange of units before the close of the initial public offering period.

     Your trust will pay a fee to the trustee for its services. The trustee also benefits when it holds cash for your trust in non-interest bearing accounts. Your trust will reimburse us as supervisor, evaluator and sponsor for providing portfolio supervisory services, for evaluating your portfolio and for providing bookkeeping and administrative services. Our reimbursements may exceed the costs of the services we provide to your trust but will not exceed the costs of services provided to all of our unit investment trusts in any calendar year. All of these fees may adjust for inflation without your approval.

     The trust will also bear the expenses of the underlying funds. While the trust will not pay these expenses directly out of its assets, these expenses are shown in the trust's annual operating expenses in the "Fee Table" to illustrate the impact of these expenses.

     Your trust will also pay its general operating expenses. Your trust may pay expenses such as trustee expenses (including legal and auditing expenses), various governmental charges, fees for extraordinary trustee services, costs of taking action to protect your trust, costs of indemnifying the trustee and the sponsor, legal fees and expenses, expenses incurred in contacting you and costs incurred to reimburse the trustee for advancing funds to meet distributions. Your trust may pay the costs of updating its registration statement each year. The trustee will generally pay trust expenses from distributions received on the securities but in some cases may sell securities to pay trust expenses.

                                     EXPERTS

     LEGAL MATTERS. Chapman and Cutler LLP acts as counsel for the trust. Dorsey & Whitney LLP acts as counsel for the trustee.

     INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. Grant Thornton LLP, independent registered public accounting firm, audited the statement of financial condition and the portfolio included in this prospectus.

                             ADDITIONAL INFORMATION

     This prospectus does not contain all the information in the registration statement that your trust filed with the Securities and Exchange Commission. The Information Supplement, which was filed with the Securities and Exchange Commission, includes more detailed information about the securities in your portfolio, investment risks and general information about your trust. You can obtain the Information Supplement by contacting us or the Securities and Exchange Commission as indicated on the back cover of this prospectus. This prospectus incorporates the Information Supplement by reference (it is legally considered part of this prospectus).

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

UNITHOLDERS
MATRIX DEFINED TRUSTS 12

     We have audited the accompanying statement of financial condition, including the trust portfolio set forth on pages 15 and 16 of this prospectus, of Matrix Defined Trusts 12, as of September 2, 2009, the initial date of deposit. The statement of financial condition is the responsibility of the trust's sponsor. Our responsibility is to express an opinion on this statement of financial condition based on our audit.

     We conducted our audit in accordance with auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of financial condition is free of material misstatement. The trust is not required to have, nor were we engaged to perform an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of financial condition, assessing the accounting principles used and significant estimates made by the sponsor, as well as evaluating the overall statement of financial condition presentation. Our procedures included confirmation with The Bank of New York Mellon, trustee, of cash or an irrevocable letter of credit deposited for the purchase of securities as shown in the statement of financial condition as of September 2, 2009. We believe that our audit of the statement of financial condition provides a reasonable basis for our opinion.

     In our opinion, the statement of financial condition referred to above presents fairly, in all material respects, the financial position of Matrix Defined Trusts 12 as of September 2, 2009, in conformity with accounting principles generally accepted in the United States of America.

                                GRANT THORNTON LLP

Chicago, Illinois
September 2, 2009

MATRIX DEFINED TRUSTS 12

STATEMENT OF FINANCIAL CONDITION AS OF SEPTEMBER 2, 2009
------------------------------------------------------------------------------------------
  INVESTMENT IN SECURITIES

  Contracts to purchase underlying securities (1)(2) . . . . . . . . . . . . .  $  107,042
                                                                                ----------
    Total  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  $  107,042
                                                                                ==========

  LIABILITIES AND INTEREST OF INVESTORS
  Liabilities:
    Organization costs (3) . . . . . . . . . . . . . . . . . . . . . . . . . .  $      541
    Deferred sales fee (4) . . . . . . . . . . . . . . . . . . . . . . . . . .       1,568
    Creation and development fee (4) . . . . . . . . . . . . . . . . . . . . .         541
                                                                                ----------
                                                                                $    2,650
                                                                                ----------

  Interest of investors:
    Cost to investors (5)  . . . . . . . . . . . . . . . . . . . . . . . . . .     108,120
    Less: initial sales fee (4)(5) . . . . . . . . . . . . . . . . . . . . . .       1,078
    Less: deferred sales fee, creation & development fee
              and organization costs (3)(4)(5) . . . . . . . . . . . . . . . .       2,650
                                                                                ----------
         Net interest of investors . . . . . . . . . . . . . . . . . . . . . .     104,392
                                                                                ----------
         Total . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  $  107,042
                                                                                ==========

  Number of units  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      10,812
                                                                                ==========

  Net asset value per unit . . . . . . . . . . . . . . . . . . . . . . . . . .  $    9.655
                                                                                ==========


(1) Aggregated cost of the securities is based on the closing sale price evaluations as determined by the evaluator.
(2) Cash or an irrevocable letter of credit has been deposited with the trustee covering the funds (aggregating $107,042) necessary for the purchase of securities in the trust represented by purchase contracts.
(3) A portion of the public offering price represents an amount sufficient to pay for all or a portion of the costs incurred in establishing the trust. These costs have been estimated at $0.05 per unit for the trust.
     A distribution will be made as of the earlier of the close of the initial offering period or six months following the trust's inception date to an account maintained by the trustee from which this obligation of the investors will be satisfied. To the extent the actual organization costs are greater than the estimated amount, only the estimated organization costs added to the public offering price will be reimbursed to the sponsor and deducted from the assets of the trust.
(4) The total sales fee consists of an initial sales fee, a deferred sales fee and a creation and development fee. The initial sales fee is equal to the difference between the maximum sales fee and the sum of the remaining deferred sales fee and the total creation and development fee. The maximum sales fee is 2.95% of the public offering price per unit. The deferred sales fee is equal to $0.145 per unit and the creation and development fee is equal to $0.05 per unit.
(5) The aggregate cost to investors includes the applicable sales fee assuming no reduction of sales fees.

                       THIS PAGE INTENTIONALLY LEFT BLANK.

              THE AMERICA FIRST ABSOLUTE RETURN PORTFOLIO, SERIES 2

                           (MATRIX DEFINED TRUSTS 12)



                     [LOGO]                          [LOGO]

                 America First                       Matrix
               Capital Management                Defined Trusts



                                   PROSPECTUS

                               SEPTEMBER 2, 2009

CONTENTS

                                          VISIT US ON THE INTERNET
THE AMERICA FIRST ABSOLUTE RETURN         http://www.matrix-afcm.com
  PORTFOLIO                          2
Investment Objective                 2    BY E-MAIL
Principal Investment Strategy        2    info@afcm-uit.com
Principal Risks                     10
Who Should Invest                   12    CALL MATRIX CAPITAL GROUP, INC.
Essential Information               12    (866) 960-1355
Fee and Expenses                    13    CALL THE BANK OF NEW YORK MELLON
Portfolio                           15    (800) 428-8890
Glossary of Strategy
  Component Terms                   17
                                                 ADDITIONAL INFORMATION
THE TRUST                           22    This prospectus does not contain all
How to Buy Units                    22    information filed with the Securities
How to Sell Your Units              25    and Exchange Commission.  To obtain or
Distributions                       27    copy this information including the
Investment Risks                    28    Information Supplement (a duplication
Trust Administration                45    fee may be required):
Distribution of Units               47    E-MAIL:  publicinfo@sec.gov
Taxes                               49    WRITE:   Public Reference Section
Expenses                            51             Washington, D.C.  20549
Experts                             52    VISIT:   http://www.sec.gov
Additional Information              52             (EDGAR Database)
Report of Independent Registered          CALL:    1-202-551-8090 (only for
  Public Accounting Firm            53             information on the operation
Statements of Financial Condition   54             of the Public Reference
                                                   Section)


                                          MATRIX DEFINED TRUSTS 12
                                          Securities Act file number:
                                            333-160747
                                          Investment Company Act file number:
                                            811-22166

                            MATRIX DEFINED TRUSTS 12

                             INFORMATION SUPPLEMENT

      This Information Supplement provides additional information concerning the trust described in the prospectus for the Matrix Defined Trusts series identified above. This Information Supplement should be read in conjunction with the prospectus. It is not a prospectus. It does not include all of the information that an investor should consider before investing in the trust. It may not be used to offer or sell units of the trust without the prospectus.
This Information Supplement is incorporated into the prospectus by reference and has been filed as part of the registration statement with the Securities and Exchange Commission. Investors should obtain and read the prospectus prior to purchasing units of the trust. You can obtain the prospectus without charge by contacting your financial professional or by contacting Matrix Capital Group, Inc. at 420 Lexington Avenue, Suite 601, New York, New York 10170 or by calling
(866) 960-1355. This Information Supplement is dated as of the date of the prospectus.


                                    CONTENTS

          General Information                                   2
          Investment Objective and Policies                     3
          Risk Factors                                          4
          Trust Administration                                 24
          Portfolio Transactions and Brokerage Allocation      33
          Purchase, Redemption and Pricing of Units            33
          Taxation                                             39
          Performance Information                              40

GENERAL INFORMATION

     The trust is one of a series of separate unit investment trusts created under the name Matrix Defined Trusts and registered under the Investment Company Act of 1940. Each trust was created as a common law trust on the inception date described in the prospectus under the laws of the state of New York. Each trust was created under the trust agreement among Matrix Capital Group, Inc. (as sponsor, evaluator and supervisor) and The Bank of New York Mellon (as trustee).

     When your trust was created, the sponsor delivered to the trustee securities or contracts for the purchase thereof for deposit in the trust and the trustee delivered to the sponsor documentation evidencing the ownership of units of the trust. At the close of the New York Stock Exchange on the trust's inception date, the number of units may be adjusted so that the public offering price per unit equals $10. The number of units, fractional interest of each unit in the trust and estimated income distributions per unit will increase or decrease to the extent of any adjustment. Additional units of the trust may be issued from time to time by depositing in the trust additional securities (or contracts for the purchase thereof together with cash or irrevocable letters of credit) or cash (including a letter of credit or the equivalent) with instructions to purchase additional securities. As additional units are issued by the trust as a result of the deposit of additional securities by the sponsor, the aggregate value of the securities in the trust will be increased and the fractional undivided interest in the trust represented by each unit will be decreased. The sponsor may continue to make additional deposits of securities into the trust, provided that such additional deposits will be in amounts, which will generally maintain the existing relationship among the shares of the securities in such trust. Thus, although additional units will be issued, each unit will generally continue to represent the same number of shares of each security. If the sponsor deposits cash to purchase additional securities, existing and new investors may experience a dilution of their investments and a reduction in their anticipated income because of fluctuations in the prices of the securities between the time of the deposit and the purchase of the securities and because your trust will pay any associated brokerage fees.

     The trustee has not participated in the selection of the securities deposited in your trust and has no responsibility for the composition of the trust portfolio.

     Each unit initially offered represents an undivided interest in the related trust. To the extent that any units are redeemed by the trustee or additional units are issued as a result of additional securities being deposited by the sponsor, the fractional undivided interest in the trust represented by each unredeemed unit will increase or decrease accordingly, although the actual interest in such trust represented by such fraction will remain unchanged.
Units will remain outstanding until redeemed upon tender to the trustee by unitholders, which may include the sponsor, or until the termination of the trust agreement.

     The trust consists of (a) the securities listed under "Portfolio" in the prospectus as may continue to be held from time to time in the trust, (b) any additional securities acquired and held by the trust pursuant to the provisions of the trust agreement and (c) any cash held in the accounts of the trust. Neither the sponsor nor the trustee shall be liable in any way for any failure in any of the securities. However, should any contract for the purchase of any of the securities initially deposited in the trust fail, the sponsor will, unless substantially all of the moneys held in the trust to cover such purchase are reinvested in substitute securities in accordance with the trust agreement, refund the cash and sales fee attributable to such failed contract to all unitholders on the next distribution date.

INVESTMENT OBJECTIVE AND POLICIES

     The objective of the trust is described in the prospectus in the individual trust section. The trust invests in a diversified portfolio consisting of the components described in the prospectus. There is, of course, no guarantee that the trust will achieve its objective.

     The trust is a unit investment trust and is not an "actively managed" fund. Traditional methods of investment management for a managed fund typically involve frequent changes in a portfolio of securities on the basis of economic, financial and market analysis. The portfolio of the trust, however, will not be actively managed and therefore the adverse financial condition of an issuer will not necessarily require the sale of its securities from a portfolio.

     The sponsor may not alter the portfolio of the trust by the purchase, sale or substitution of securities, except in special circumstances as provided in the trust agreement. Thus, the assets of the trust will generally remain unchanged under normal circumstances. The trust agreement provides that the sponsor may (but need not) direct the trustee to dispose of a security in certain events such as the issuer having defaulted on the payment on any of its outstanding obligations or the price of a security has declined to such an extent or other such credit factors exist so that in the opinion of the supervisor the retention of such securities would be detrimental to your trust.

     If a public tender offer has been made for a security or a merger, acquisition or similar transaction has been announced affecting a security, the trustee may either sell the security or accept a tender offer if the supervisor determines that the action is in the best interest of unitholders. The trustee will distribute any excess cash proceeds to unitholders. If your trust receives securities or other property, it will either hold the securities or property in the portfolio or sell the securities or property and distribute the proceeds.

     The trustee may sell securities, designated by the supervisor, from the trust for the purpose of redeeming units of such trust tendered for redemption and the payment of expenses.

     Proceeds from the sale of securities (or any securities or other property received by the trust in exchange for securities) are credited to the Capital Account of the trust for distribution to unitholders or to meet redemptions. Except for failed securities and as provided herein, in the prospectus or in the trust agreement, the acquisition by the trust of any securities other than the portfolio securities is prohibited.

     Because certain of the securities in the trust may from time to time under certain circumstances be sold or otherwise liquidated and because the proceeds from such events will be distributed to unitholders and will not be reinvested, no assurance can be given that the trust will retain for any length of time its present size and composition. Neither the sponsor nor the trustee shall be liable in any way for any default, failure or defect in any security. In the event of a failure to deliver any security that has been purchased for the trust under a contract ("Failed Securities"), the sponsor is authorized under the trust agreement to direct the trustee to acquire other securities ("Replacement Securities") to make up the original corpus of such trust.

     The Replacement Securities must be purchased within 20 days after delivery of the notice that a contract to deliver a security will not be honored and the purchase price may not exceed the amount of funds reserved for the purchase of the Failed Securities. The Replacement Securities must be equity securities of the type selected for your trust and must not adversely affect the federal income tax status of the trust. Whenever a Replacement Security is acquired for the trust, the trustee shall notify all unitholders of the trust of the acquisition of the Replacement Security and shall, on the next monthly distribution date which is more than 30 days thereafter, make a pro rata distribution of the amount, if any, by which the cost to the trust of the Failed Security exceeded the cost of the Replacement Security. Once all of the securities in the trust are acquired, the trustee will have no power to vary the investments of the trust, i.e., the trustee will have no managerial power to take advantage of market variations to improve a unitholder's investment.

     If the right of limited substitution described in the preceding paragraphs is not utilized to acquire Replacement Securities in the event of a failed contract, the sponsor will refund the sales fee attributable to such Failed Securities to all unitholders of the trust and the trustee will distribute the cash attributable to such Failed Securities not more than 30 days after the date on which the trustee would have been required to purchase a Replacement Security. In addition, unitholders should be aware that, at the time of receipt of such cash, they may not be able to reinvest such proceeds in other securities at a return equal to or in excess of the return which such proceeds would have earned for unitholders of such trust.

     In the event that a Replacement Security is not acquired by the trust, the income for such trust may be reduced.

     To the best of the sponsor's knowledge, there is no litigation pending as of the trust's inception in respect of any security that might reasonably be expected to have a material adverse effect on the trust. At any time after your trust's inception, litigation may be instituted on a variety of grounds with respect to the securities. The sponsor is unable to predict whether any such litigation may be instituted, or if instituted, whether such litigation might have a material adverse effect on your trust. The sponsor and the trustee shall not be liable in any way for any default, failure or defect in any security.

RISK FACTORS

     MARKET RISK is the risk that the value of the securities in your trust or in the underlying funds in the trust will fluctuate. This could cause the value of your units to fall below your original purchase price. Market value fluctuates in response to various factors. These can include changes in interest rates, inflation, the financial condition of a security's issuer, perceptions of the issuer, or ratings on a security. Even though we supervise your portfolio, you should remember that we do not manage your portfolio. Your trust will not sell a security solely because the market value falls as is possible in a managed fund.

     DIVIDEND PAYMENT RISK is the risk that an issuer of a security is unwilling or unable to pay income on a security. Stocks represent ownership interests in the issuers and are not obligations of the issuers. Common stockholders have a right to receive dividends only after the company has provided for payment of its creditors, bondholders and preferred stockholders. Common stocks do not assure dividend payments. Dividends are paid only when declared by an issuer's board of directors and the amount of any dividend may vary over time.

     INTEREST RATE RISK is the risk that the value of securities held by an underlying fund in the trust will fall if interest rates increase. The securities held by certain underlying funds typically fall in value when interest rates rise and rise in value when interest rates fall. The securities held by underlying funds with longer periods before maturity are often more sensitive to interest rate changes.

     CREDIT AND INCOME RISK is the risk that the issuer of a preferred security or fixed-income security underlying fund in the trust is unable to make interest and/or principal payments on the security. An issuer's credit rating or general market assessments of the issuer's ability to pay its obligations may affect the market value of the securities in the trust. Trust preferred securities are subject to unique risks which include the fact that dividend payments will only be paid if interest payments on the underlying obligations are made. Such interest payments are dependent on the financial condition of the issuer. Dividend payments for both preferred securities and trust preferred securities may not be paid at all or may generally be deferred without default.

     CALL RISK is the risk that an issuer of a security in the trust or in underlying funds in the trust prepays or "calls" a security before its stated maturity. An issuer might call a security if interest rates fall and the security pays a higher interest rate or if it no longer needs the money for the original purpose. If an issuer calls a security, the trust will distribute the principal to you but your future income distributions will fall. You might not be able to reinvest this principal at as high a yield. A security's call price could be less than the price the trust paid for the security and could be below the security's par value. This means that you could receive less than the amount you paid for your units. Some or all of the securities may also be subject to extraordinary optional or mandatory redemptions if certain events occur, such as certain changes in tax laws, the substantial damage or destruction by fire or other casualty of the project for which the proceeds of the securities were used, and various other events. The call provisions applicable to securities held directly by the trust, if any, are described in general terms in the "Portfolio" under "Redemption Provisions".

     STRATEGY CORRELATION RISK is the risk that the trust's performance will not sufficiently correspond with the hypothetical performance of the trust's investment strategy. This can happen for reasons such as:

  * the impracticability of owning each of the strategy securities with the exact weightings at a given time,

  * strategy performance is based on a calendar year strategy while the trust may be created at various times during the year and generally has a 13-month term,

  *  a trust may not be fully invested at all times, and

  *  trust fees and expenses.

     INDEX CORRELATION RISK is the risk that the performance of an underlying fund in the trust will vary from the actual performance of the fund's target index, if any, known as "tracking error." This can happen due to transaction costs, market impact, corporate actions (such as mergers and spin-offs) and timing variances. Certain funds may use a technique called "representative sampling," which means that the fund invests in a representative sample of securities in its target index rather than all of the index securities. This could increase the risk of a tracking error.

     CLOSED-END FUNDS. The trust may in invest in closed-end funds. Closed-end funds are a type of investment company that hold an actively managed portfolio of securities. Closed-end funds issue shares in "closed-end" offerings which generally trade on a stock exchange. Although some closed-end fund shares are not listed on a securities exchange, the funds in the trust all are currently listed on a securities exchange. Since closed-end funds maintain a relatively fixed pool of investment capital, portfolio managers may be better able to adhere to their investment philosophies through greater flexibility and control. In addition, closed-end funds don't have to manage fund liquidity to meet potentially large redemptions.

     Shares of closed-end funds frequently trade at a discount from their net asset value in the secondary market. This risk is separate and distinct from the risk that the net asset value of closed-end fund shares may decrease. The amount of such discount from net asset value is subject to change from time to time in response to various factors. Closed-end funds are subject to various risks, including management's ability to meet the closed-end fund's investment objective, and to manage the closed-end fund portfolio when the underlying securities are redeemed or sold, during periods of market turmoil and as investors' perceptions regarding closed-end funds or their underlying investments change. The trust and the underlying funds have operating expenses. You will bear not only your share of the trust's expenses, but also the expenses of the underlying funds. By investing in the other funds, the trust incurs greater expenses than you would incur if you invested directly in the funds.

     The closed-end funds included in the trust may employ the use of leverage in their portfolios through the issuance of preferred stock or other methods. While leverage often serves to increase the yield of a closed-end fund, this leverage also subjects the closed-end fund to increased risks. These risks may include the likelihood of increased volatility and the possibility that the closed-end fund's common share income will fall if the dividend rate on the preferred shares or the interest rate on any borrowings rises.

     Certain of the funds in the trust may be classified as "non-diversified" under the Investment Company Act of 1940. These funds have the ability to invest more than 5% of their assets in securities of a single issuer which could reduce diversification.

     Only the trustee may vote the shares of the funds held in the trust. The trustee will vote the shares in the same general proportion as shares held by other shareholders of each fund. Your trust is generally required, however, to reject any offer for securities or other property in exchange for portfolio securities as described under "Trust Administration."

     OPEN-END FUNDS. The trust may invest in non-exchange-traded open-end funds. Open-end funds are a type of investment company that hold an actively managed portfolio of securities. An open-end fund's share price is calculated by determining its net asset value. The net asset value is the current market value of a fund's holdings, less the fund's liabilities, usually expressed as a per-share amount. For most funds, the net asset value is determined daily, after the close of trading on some specified financial exchange, but some funds update their net asset value multiple times during the trading day. Open-end funds do not have restrictions on the amount of shares the fund will issue. If demand for a fund is high enough, the fund will generally continue to issue shares no matter how many investors there are, however, if a fund's investment manager determines that a fund's total assets have become too large to effectively execute its stated objective, the fund may be closed to new investors and, in extreme cases, be closed to new investment by existing fund investors. Open-end funds also redeem their shares when investors wish to sell.

     Open-end funds are subject to various risks, including management's ability to meet the fund's investment objective, and to manage the fund's portfolio when the underlying securities are redeemed or sold, during the periods of market turmoil and as investors' perceptions regarding open-end funds or their underlying investment change. The trust and the underlying funds have operating expenses. You will bear not only your share of the trust's expenses, but also the expenses of the underlying funds. By investing in the other funds, the trust incurs greater expenses than you would incur if you invested directly in the funds.

     Certain of the funds in the trust may be classified as "non-diversified" under the Investment Company Act of 1940. These funds have the ability to invest more than 5% of their assets in securities of a single issuer which could reduce diversification.

     Only the trustee may vote the shares of the funds held in the trust. The trustee will vote the shares in the same general proportion as shares held by other shareholders of each fund. Your trust is generally required, however, to reject any offer for securities or other property in exchange for portfolio securities as described under "Trust Administration."

     Under laws and regulations applicable to the trust, an underlying fund in the trust that is an investment company registered under the Investment Company Act of 1940 is not obligated to allow the trust to redeem shares in an amount exceeding one percent of such fund's total outstanding securities during any period of less than thirty days. Because the sponsor anticipates that the trust will conduct all transactions in shares of any closed-end funds and Exchange Traded Portfolios on a securities exchange, this issue is anticipated to apply only to any non-exchange-traded open-end funds held in the trust. Accordingly, if the trust owns shares of such a fund in an amount exceeding such percentage, this restriction could affect the trust's ability to liquidate shares of such a fund.

     EXCHANGE TRADED PORTFOLIOS. The trust may invest in shares of exchange-traded portfolios. Exchange Traded Portfolios are investment pools that hold other securities, physical commodities, futures contracts or other assets. The Exchange Traded Portfolios in the trust, if any, are passively-managed funds that seek to replicate the performance or composition of a recognized securities index or which hold physical commodities, futures contracts or other assets. The Exchange Traded Portfolios held by the trust may include open-end funds and unit investment trusts registered under the Investment Company Act of 1940, commodity pools and investment funds that invest in physical commodities, in each case, that issue shares that are approved for listing and trading on a national securities exchange. We exclude from the definition of Exchange Traded Portfolios, closed-end funds, funds or pools that are treated as publicly traded partnerships for federal income tax purposes, Holding Company Depositary Receipts and exchange-traded notes. Unlike typical open-end funds or unit investment trusts, Exchange Traded Portfolios generally do not sell or redeem their individual shares at net asset value. Exchange Traded Portfolios generally sell and redeem shares in large blocks, often known as creation units, however, the sponsor does not purchase, sell or redeem Exchange Traded Portfolio shares in this manner. In addition, securities exchanges list Exchange Traded Portfolio shares for trading, which allows investors to purchase and sell individual Exchange Traded Portfolio shares among themselves at market prices throughout the day. The trust will purchase and sell Exchange Traded Portfolio shares on these securities exchanges. Exchange Traded Portfolios therefore possess characteristics of traditional open-end funds and unit investment trusts, which issue redeemable shares, and of corporate common stocks, which generally issue shares that trade at negotiated prices on securities exchanges and are not redeemable.

     Exchange Traded Portfolios can provide exposure to broad-based indices, growth and value styles, market cap segments, sectors, industries, specific countries or regions of the world, physical commodities and asset classes. The securities comprising Exchange Traded Portfolios may be common equity securities, fixed income securities. physical commodities or futures contracts. Each Exchange Traded Portfolio contains a number of equity securities. In general, equity Exchange Traded Portfolios contain anywhere from fewer than 20 equity securities up to more than 1,000 equity securities. As a result, investors in Exchange Traded Portfolios (and investors in the trust) obtain exposure to a much greater number of securities than an individual investor would typically be able to obtain on their own. The performance of Exchange Traded Portfolios is generally highly correlated with the indices or sectors which they are designed to track.

     Shares of Exchange Traded Portfolios frequently trade at a discount from their net asset value in the secondary market. This risk is separate and distinct from the risk that the net asset value of fund shares may decrease. The amount of such discount from net asset value is subject to change from time to time in response to various factors. Exchange Traded Portfolios are subject to various risks, including management's ability to meet the fund's investment objective, and to manage the fund's portfolio when the underlying securities are redeemed or sold, during the periods of market turmoil and as investors' perceptions regarding Exchange Traded Portfolios or their underlying investment change. The trust and the underlying funds have operating expenses. You will bear not only your share of the trust's expenses, but also the expenses of the underlying funds. By investing in the other funds, the trust incurs greater expenses than you would incur if you invested directly in the funds.

     Certain of the funds in the trust may be classified as "non-diversified" under the Investment Company Act of 1940. These funds have the ability to invest more than 5% of their assets in securities of a single issuer which could reduce diversification.

     Only the trustee may vote the shares of the funds held in the trust. The trustee will vote the shares in the same general proportion as shares held by other shareholders of each fund. Your trust is generally required, however, to reject any offer for securities or other property in exchange for portfolio securities as described under "Trust Administration."

     INVERSE FUNDS. An inverse fund, sometimes referred to as a "bear fund" or "short fund," is a special type of index fund that is designed to provide investment results that move in the opposite direction of the daily price movement of the index to which it is benchmarked. Put another way, an inverse fund is designed to go up in value when its benchmark index goes down in value, and go down in value when its benchmark index goes up in value. Inverse funds can be used to establish a hedge position within an investment portfolio to attempt to protect its value during market declines. Though inverse funds may reduce downside risk and volatility in a down market, they are not suitable for all investors. The value of an inverse investment may tend to increase on a daily basis by the amount of any decrease in the index, but the converse is also true that the value of the investment will also tend to decrease on a daily basis by the amount of any increase in the index.

     Investing in inverse funds involves certain risks, which may include increased volatility due to the funds' possible use of short sales of securities and derivatives such as options and futures. Inverse funds are subject to active trading risks that may increase volatility and impact the funds' ability to achieve their investment objectives. The use of leverage by a fund increases the risk to the fund. The more a fund invests in leveraged instruments, the more the leverage will magnify any gains or losses on those investments.

     Most inverse funds "reset" daily, meaning that they are designed to achieve their stated objectives on a daily basis. Due to the effect of compounding, the performance of these funds over longer periods of time can differ significantly from the performance (or inverse of the performance) of the fund's underlying index or benchmark during the same period of time. This effect can be magnified in volatile markets. Inverse funds typically are not suitable for retail investors who plan to hold them for more than one trading session, particularly in volatile markets.

     PREFERRED SECURITIES. The trust may invest in preferred securities, including preferred stocks, trust preferred securities and other similar securities. Preferred stocks are unique securities that combine some of the characteristics of both common stocks and bonds. Preferred stocks generally pay a fixed rate of return and are sold on the basis of current yield, like bonds. However, because they are equity securities, preferred stocks provide equity ownership of a company and the income is paid in the form of dividends. Preferred stocks typically have a yield advantage over common stocks as well as comparably-rated fixed income investments. Preferred stocks are typically subordinated to bonds and other debt instruments in a company's capital structure, in terms of priority to corporate income, and therefore will be subject to greater credit risk than those debt instruments.

     Trust preferred securities are limited-life preferred securities typically issued by corporations, generally in the form of interest-bearing notes or preferred securities, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. Distribution payments of the trust preferred securities generally coincide with interest payments on the underlying obligations. Trust preferred securities generally have a yield advantage over traditional preferred stocks, but unlike preferred stocks, distributions are treated as interest rather than dividends for federal income tax purposes and therefore, are not eligible for the dividends- received deduction. Trust preferred securities prices fluctuate for several reasons including changes in investors' perception of the financial condition of an issuer or the general condition of the market for trust preferred securities, or when political or economic events affecting the issuers occur.

     Trust preferred securities are also sensitive to interest rate fluctuations, as the cost of capital rises and borrowing costs increase in a rising interest rate environment and the risk that a trust preferred security may be called for redemption in a falling interest rate environment. Trust preferred securities are also subject to unique risks which include the fact that dividend payments will only be paid if interest payments on the underlying obligations are made, which interest payments are dependent on the financial condition of the issuer and may be deferred for up to 20 consecutive quarters. During any deferral period, investors are generally taxed as if the trust had received current income. In such a case, unitholders will have income taxes due prior to receiving cash distributions to pay such taxes. In addition, the underlying obligations, and thus the trust preferred securities, may be prepaid after a stated call date or as a result of certain tax or regulatory events. Preferred securities are typically subordinated to bonds and other debt instruments in a company's capital structure, in terms of priority to corporate income, and therefore will be subject to greater credit risk than those debt instruments.

     SECTOR CONCENTRATIONS. Your trust may invest significantly in certain sectors. Any negative impact on the related sector will have a greater impact on the value of units than on a portfolio diversified over several sectors. You should understand the risks of these sectors before you invest.

     Basic Materials Issuers. The trust or underlying funds in the trust may invest in securities of basic materials companies. General risks of the basic materials sector include the general state of the economy, consolidation, domestic and international politics and excess capacity. In addition, basic materials companies may also be significantly affected by volatility of commodity prices, import controls, worldwide competition, liability for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control devices.

     Consumer Product and Retail Issuers. The trust or underlying funds in the trust may invest significantly in companies that manufacture or sell various consumer products. General risks of these companies include the general state of the economy, intense competition and consumer spending trends. A decline in the economy which results in a reduction of consumers' disposable income can negatively impact spending habits. Competitiveness in the retail industry will require large capital outlays for the installation of automated checkout equipment to control inventory, track the sale of items and gauge the success of sales campaigns. Retailers who sell their products over the Internet have the potential to access more consumers, but will require sophisticated technology to remain competitive.

     Energy Issuers. The trust or underlying funds in the trust may invest significantly in energy companies. Energy companies face risks related to political conditions in oil producing regions (such as the Middle East), the actions of the Organization of Petroleum Exporting Countries (OPEC), the price and worldwide supply of oil and natural gas, the price and availability of alternative fuels, the ability to find and acquire oil and gas reserves that are economically recoverable, operating hazards, government regulation and the level of consumer demand. Political conditions of some oil producing regions have been unstable in the past. Political instability or war in these regions could have a negative impact on your investment. Oil and natural gas prices can be extremely volatile.

     OPEC controls a substantial portion of world oil production. OPEC may take actions to increase or suppress the price or availability of oil. Various domestic and foreign government authorities and international cartels also impact these prices. Any substantial decline in these prices could have an adverse effect on energy companies. Energy companies depend on their ability to find and acquire additional energy reserves. The exploration and recovery process involves significant operating hazards and can be very costly. An energy company has no assurance that it will find reserves or that any reserves found will be economically recoverable. The industry also faces substantial government regulation, including environmental regulation. These regulations have increased costs and limited production and usage of certain fuels.

      Financials Issuers. The trust or underlying funds in the trust may invest significantly in financial companies. Banks, thrifts and their holding companies are especially subject to the adverse effects of economic recession; decreases in the availability of capital; decreases in the availability of capital; volatile interest rates; portfolio concentrations in geographic markets and in commercial and residential real estate loans; and competition from new entrants in their fields of business. Although recently-enacted legislation repealed most of the barriers which separated the banking, insurance and securities industries, these industries are still extensively regulated at both the federal and state level and may be adversely affected by increased regulations.

     Recent negative developments relating to the subprime mortgage market have adversely affected credit and capital markets worldwide and reduced the willingness of lenders to extend credit, thus making borrowing on favorable terms more difficult. In addition, the liquidity of certain debt instruments has been reduced or eliminated due to the lack of available market makers. Banks and thrifts face increased competition from nontraditional lending sources as regulatory changes, such as the recently enacted financial-services overhaul legislation, permit new entrants to offer various financial products. Technological advances such as the Internet allow these nontraditional lending sources to cut overhead and permit the more efficient use of customer data.

     Brokerage firms, broker/dealers, investment banks, finance companies and mutual fund companies are also financial services providers. These companies compete with banks and thrifts to provide traditional financial service products, in addition to their traditional services, such as brokerage and investment advice. In addition, all financial service companies face shrinking profit margins due to new competitors, the cost of new technology and the pressure to compete globally. Companies involved in the insurance sector are engaged in underwriting, selling, distributing or placing of property and casualty, life or health insurance. Insurance company profits are affected by many factors, including interest rate movements, the imposition of premium rate caps, competition and pressure to compete globally. Property and casualty insurance profits may also be affected by weather catastrophes, acts of terrorism and other disasters. Life and health insurance profits may be affected by mortality rates. Already extensively regulated, insurance companies' profits may also be adversely affected by increased government regulations or tax law changes.

     Health Care Issuers. The trust or underlying funds in the trust may invest significantly in health care companies. These issuers include companies involved in advanced medical devices and instruments, drugs and biotechnology, managed care, hospital management/health services and medical supplies. These companies face substantial government regulation and approval procedures. Congress and the president have proposed a variety of legislative changes concerning health care issuers from time to time. Government regulation, and any change in regulation, can have a significantly unfavorable effect on the price and availability of products and services. Drug and medical products companies also face the risk of increasing competition from new products or services, generic drug sales, termination of patent protection for drug or medical supply products and the risk that a product will never come to market. The research and development costs of bringing a new drug or medical product to market are substantial. This process involves lengthy government review with no guarantee of approval. These companies may have losses and may not offer proposed products for several years, if at all. The failure to gain approval for a new drug or product can have a substantial negative impact on a company and its stock. Health care facility operators face risks related to demand for services, the ability of the facility to provide required services, confidence in the facility, management capabilities, competition, efforts by insurers and government agencies to limit rates, expenses, the cost and possible unavailability of malpractice insurance, and termination or restriction of government financial assistance (such as Medicare, Medicaid or similar programs).

     Industrials Issuers. The trust or underlying funds in the trust may invest significantly in industrials companies. General risks of industrials companies include the general state of the economy, intense competition, consolidation, domestic and international politics, excess capacity and consumer spending trends. Capital goods companies may also be significantly affected by overall capital spending and leverage levels, economic cycles, technical obsolescence, delays in modernization, limitations on supply of key materials, labor relations, government regulations, government contracts and e-commerce initiatives. Furthermore, certain companies involved in the industry have also faced scrutiny for alleged accounting irregularities that may have led to the overstatement of their financial results, and other companies in the industry may face similar scrutiny. Industrials companies may also be affected by factors more specific to their individual industries. Industrial machinery manufacturers may be subject to declines in commercial and consumer demand and the need for modernization. Aerospace and defense companies may be influenced by decreased demand for new equipment, aircraft order cancellations, disputes over or ability to obtain or retain government contracts, labor disputes, changes in government budget priorities, changes in aircraft-leasing contracts and cutbacks in profitable business travel. The number of housing starts, levels of public and nonresidential construction including weakening demand for new office and retail space, and overall construction spending may adversely affect construction materials and equipment manufacturers.

     Real Estate Investment Trusts. The trust or underlying funds in the trust may invest significantly in REITs. Many factors can have an adverse impact on the performance of a particular REIT, including its cash available for distribution, the credit quality of a particular REIT or the real estate industry generally. The success of REITs depends on various factors, including occupancy and rent levels, appreciation of the underlying property and the ability to raise rents on those properties. Economic recession, overbuilding, tax law changes, higher interest rates or excessive speculation can all negatively impact REITs and their future earnings and share prices. Risks associated with the direct ownership of real estate include, among other factors:

  *  general U.S. and global as well as local economic conditions;

  *  decline in real estate values;

  *  the financial health of tenants;

  *  overbuilding and increased competition for tenants;

  *  oversupply of properties for sale;

  *  changing demographics;

  *  changes in interest rates, tax rates and other operating expenses;

  *  changes in government regulations;

  *  changes in zoning laws;

  * the ability of the owner to provide adequate management, maintenance and insurance;

  *  faulty construction and the ongoing need for capital improvements;

  *  the cost of complying with the Americans with Disabilities Act;

  * regulatory and judicial requirements, including relating to liability for environmental hazards;

  *  natural or man-made disasters;

  * changes in the perception of prospective tenants of the safety, convenience and attractiveness of the properties;

  *  changes in neighborhood values and buyer demand; and

  * the unavailability of construction financing or mortgage loans at rates acceptable to developers.

     Variations in rental income and space availability and vacancy rates in terms of supply and demand are additional factors affecting real estate generally and REITs in particular. Properties owned by a REIT may not be adequately insured against certain losses and may be subject to significant environmental liabilities, including remediation costs. You should also be aware that REITs may not be diversified and are subject to the risks of financing projects. The real estate industry may be cyclical, and, if the trust acquires REIT Securities at or near the top of the cycle, there is increased risk of a decline in value of the REIT Securities and therefore the value of the units. REITs are also subject to defaults by borrowers and the market's perception of the REIT industry generally. Because of their structure, and the legal requirement that they distribute at least 90% of their taxable income to shareholders annually, REITs require frequent amounts of new funding, through both borrowing money and issuing stock. Thus, REITs historically have frequently issued substantial amounts of new equity shares (or equivalents) to purchase or build new properties. This may have adversely affected REIT equity share market prices. Both existing and new share issuances may have an adverse effect on these prices in the future, especially when REITs continue to issue stock when real estate prices are relatively high and stock prices are relatively low.

     Technology Issuers. The trust or underlying funds in the trust may invest significantly in technology companies. These companies include companies that are involved in computer and business services, enterprise software/technical software, Internet and computer software, Internet-related services, networking and telecommunications equipment, telecommunications services, electronics products, server hardware, computer hardware and peripherals, semiconductor capital equipment and semiconductors. These companies face risks related to rapidly changing technology, rapid product obsolescence, cyclical market patterns, evolving industry standards and frequent new product introductions. An unexpected change in technology can have a significant negative impact on a company. The failure of a company to introduce new products or technologies or keep pace with rapidly changing technology, can have a negative impact on the company's results. Technology stocks tend to experience substantial price volatility and speculative trading. Announcements about new products, technologies, operating results or marketing alliances can cause stock prices to fluctuate dramatically. At times, however, extreme price and volume fluctuations are unrelated to the operating performance of a company. This can impact your ability to redeem your units at a price equal to or greater than what you paid.

     Telecommunications Issuers. The trust or underlying funds in the trust may invest significantly in telecommunications companies. Because your trust may also hold securities of issuers in the telecommunications industry, the value of the units may be susceptible to factors affecting the telecommunications industry. The telecommunications industry is subject to governmental regulation. For example, the United States government and state governments regulate permitted rates of return and the kinds of services that a company may offer. The products and services of telecommunications companies may become outdated very rapidly. A company's performance can be hurt if the company fails to keep pace with technological advances. These factors could affect the value of units. Certain types of companies represented in a portfolio are engaged in fierce competition for a share of the market of their products and may have higher costs, including liabilities associated with the medical, pension and postretirement expenses of their workforce, than their competitors. As a result, competitive pressures are intense and the stocks are subject to rapid price volatility.

     In 2002, several high-profile bankruptcies of large telecommunications companies illustrated the potentially unstable condition of the telecommunications industry. High debt loads that were accumulated during the industry growth spurt of the 1990s caught up to the industry, causing debt and stock prices to trade at distressed levels for many telecommunications companies and increasing the cost of capital for needed additional investment. At the same time, demand for some telecommunications services remains weak, as several key markets are oversaturated and many customers can choose between several service providers and technology platforms. To meet increasing competition, companies may have to commit substantial capital, particularly in the formulation of new products and services using new technologies. As a result, many companies have been compelled to cut costs by reducing their workforce, out sourcing, consolidating and/or closing existing facilities and divesting low selling product lines. Furthermore, certain companies involved in the industry have also faced scrutiny for alleged accounting irregularities that may have led to the overstatement of their financial results, and other companies in the industry may face similar scrutiny. Moreover, some companies have begun the process of emerging from bankruptcy and may have reduced levels of debt and other competitive advantages over other telecommunications companies. Due to these and other factors, the risk level of owning the securities of telecommunications companies has increased substantially and may continue to rise.

     In addition, recent federal legislation governing the United States telecommunications industry remains subject to judicial review and additional interpretation, which may adversely affect the companies whose securities are held by the trust. Moreover, the recent rapid consolidation in this industry could create integration expenses and delay, and consequent management diversion of attention away from ongoing operations and related risks, among other factors, could result in the failure of these companies to realize expected cost savings or synergies.

     Utilities Issuers. The trust or the underlying funds in the trust may invest significantly in utilities companies. Many utility companies, especially electric and gas and other energy related utility companies, are subject to various uncertainties, including:

  *  risks of increases in fuel and other operating costs;

  * restrictions on operations and increased costs and delays as a result of environmental, nuclear safety and other regulations;

  * regulatory restrictions on the ability to pass increasing wholesale costs along to the retail and business customer;

  *  coping with the general effects of energy conservation;

  * technological innovations which may render existing plants, equipment or products obsolete;

  * the effects of unusual, unexpected or normal local weather, maturing markets and difficulty in expanding to new markets due to regulatory and other factors;

  *  the potential impact of natural or man-made disasters;

  * difficulty obtaining adequate returns on invested capital, even if frequent rate increases are approved by public service commissions;

  *  the high cost of obtaining financing during periods of inflation;

  * difficulties of the capital markets in absorbing utility debt and equity securities; and

  *  increased competition.

     Any of these factors, or a combination of these factors, could affect the supply of or demand for energy, such as electricity or natural gas, or water, or the ability of the issuers to pay for such energy or water which could adversely affect the profitability of the issuers of the Securities and the performance of the trust.

     Utility companies are subject to extensive regulation at the federal and state levels in the United States. At the federal level, the Federal Energy Regulatory Commission (the "FERC"), the Federal Trade Commission (the "FTC"), the Securities and Exchange Commission (the "SEC"), and the Nuclear Regulatory Commission (the "NRC") have authority to oversee electric and combination electric and gas utilities. The value of utility company stocks may decline because governmental regulation affecting the utilities industry can change. This regulation may prevent or delay the utility company from passing along cost increases to its customers, which could hinder the utility company's ability to meet its obligations to its suppliers and could lead to the taking of measures, including the acceleration of obligations or the institution of involuntary bankruptcy proceedings, by its creditors against such utility company. Furthermore, regulatory authorities, which may be subject to political and other pressures, may not grant future rate increases, or may impose accounting or operational policies, any of which could adversely affect a company's profitability and its stock price. Mergers in the utility industry may require approval from several federal and state regulatory agencies, including the FERC, the FTC, and the SEC. These regulatory authorities could, as a matter of policy, reverse the trend toward deregulation and make consolidation more difficult, or cause delay in the merger process, any of which could cause the prices of these stocks to fall.

     COMMODITY RISK. The trust may be exposed to commodities through its investment in underlying funds in the trust. A commodity is a basic good used in commerce that is interchangeable with other commodities of the same type and which is supplied without qualitative differentiation across a given market. Commodities are most often used as inputs in the production of other goods or services. The quality of a given commodity may differ slightly, but it is essentially uniform across producers. Well-established physical commodities have actively traded spot and derivative markets. Generally, these are basic resources and agricultural products such as iron ore, crude oil, coal, ethanol, sugar, soybeans, aluminum, rice, wheat, gold and silver. Commodities prices are highly volatile and are affected by numerous factors in addition to economic activity. These include political events, weather, labor activity, direct government intervention, such as embargos, and supply disruptions in major producing or consuming regions. Those events tend to affect prices worldwide, regardless of the location of the event. Market expectations about these events and speculative activity also cause prices to fluctuate. These factors may adversely affect the performance of the reference assets or their components and, as a result, the market value of the funds in the trust.

     GOLD INVESTMENTS. Through its investment in underlying funds in the trust, the trust may be subject to increased risks associated with an investment in gold. For example, an investment in the trust may be adversely affected by competition from other methods of investing in gold. The funds in the trust compete with other financial vehicles, including traditional debt and equity securities issued by companies in the gold industry and other securities backed by or linked to gold, direct investments in gold and investment vehicles similar to the funds. Crises may motivate large-scale sales of gold which could decrease the price of gold and adversely affect an investment in the funds in the trust. The possibility of large-scale distress sales of gold in times of crisis may have a short-term negative impact on the price of gold and adversely affect an investment in the funds in the trust. Crises in the future may impair gold's price performance which would, in turn, adversely affect an investment in the funds in the trust. Substantial sales of gold by the official sector could adversely affect an investment in the funds in the trust.

     The official sector consists of central banks, other governmental agencies and multi-lateral institutions that buy, sell and hold gold as part of their reserve assets. The official sector holds a significant amount of gold, most of which is static, meaning that it is held in vaults and is not bought, sold, leased or swapped or otherwise mobilized in the open market. A number of central banks have sold portions of their gold over the past 10 years, with the result that the official sector, taken as a whole, has been a net supplier to the open market. Since 1999, most sales have been made in a coordinated manner under the terms of the Central Bank Gold Agreement, under which 15 of the world's major central banks (including the European Central Bank) agreed to limit the level of their gold sales and lending to the market. It is possible that the agreement may not be renewed when it expires in September 2009. In the event that future economic, political or social conditions or pressures require members of the official sector to liquidate their gold assets all at once or in an uncoordinated manner, the demand for gold might not be sufficient to accommodate the sudden increase in the supply of gold to the market. Consequently, the price of gold could decline significantly, which would adversely affect an investment in the funds in the trust.

     FUTURES RISK. The trust may be exposed to futures through its investment in underlying funds in the trust. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. There are significant risks associated with an investment in futures contracts and related options, including: (1) the success of a hedging strategy may depend on the ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect or no correlation between the changes in market value of the securities held by a fund and the prices of futures and options on futures; (3) there may not be a liquid secondary market for a futures contract or option; (4) trading restrictions or limitations may be imposed by an exchange; and (5) government regulations may restrict trading in futures contracts and options on futures. In addition, some strategies reduce a fund's exposure to price fluctuations, while others tend to increase its market exposure. An investment in the futures market may expose an investment to the risks associated with an investment in commodities, currencies and the financial markets. An investment in the futures market may be affected by variables such as weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. In addition, an investment in futures generally involves an investment in the global economy and subjects investors to the correlative risks of international investment.

     TREASURY INFLATION-PROTECTED SECURITIES.  Certain funds in the trust may
invest in TIPS.   TIPS are direct obligations of the United States which are backed by the full faith and credit of the United States. TIPS are marketable securities whose principal is adjusted by changes in the CPI. With inflation (a rise in the index), the principal increases and with a deflation (a drop in the index), the principal decreases. The relationship between TIPS and the CPI affects both the sum that holders are paid when the TIPS mature and the amount of interest that a TIPS pays. TIPS pay interest at a fixed rate. Because the rate is applied to the adjusted principal, however, interest payments can vary in amount from one period to the next. If inflation occurs, the interest payment increases. In the event of deflation, the interest payment decreases. Inflation-indexed investments tend to react to changes in "real" interest rates. Real interest rates represent "nominal" or stated interest rates reduced by the inflation rate. For example, if a bond is yielding 5% and inflation is 2%, the real interest rate is 3%. In general, the price of an inflation-indexed bond can fall when real interest rates rise and can rise when real interest rates fall. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, potentially leading to an increase in value of inflation-indexed securities. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed securities.

     The value of TIPS will also be adversely affected by decreases in bond prices. Certain TIPS may have been purchased at prices less than their par value at maturity, indicating a market discount. Other TIPS may have been purchased at prices greater than their par value at maturity, indicating a market premium. The coupon interest rate of TIPS purchased at a market discount is generally lower than current market interest rates of newly issued bonds of comparable rating and type and the coupon interest rate of TIPS purchased at a market premium is generally higher than current market interest rates of newly issued bonds of comparable rating and type. Generally, the value of bonds purchased at a market discount will increase in value faster than bonds purchased at a market premium if interest rates decrease. Conversely, if interest rates increase, the value of bonds purchased at a market discount will decrease faster than bonds purchased at a market premium.

     FOREIGN ISSUER RISK. The trust and certain underlying funds in the trust may invest in stocks of foreign companies. Therefore, the trust may involve additional risks that differ from an investment exclusively in domestic stocks. These risks include the risk of losses due to future political and economic developments, international trade conditions, foreign withholding taxes and restrictions on foreign investments and exchange of securities. The trust may also involve the risk that fluctuations in exchange rates between the U.S. dollar and foreign currencies may negatively affect the value of the stocks. The trust may involve the risk that information about the stocks is not publicly available or is inaccurate due to the absence of uniform accounting and financial reporting standards. In addition, some foreign securities markets are less liquid than U.S. markets. This could cause the trust to buy stocks at a higher price or sell stocks at a lower price than would be the case in a highly liquid market. Foreign securities markets are often more volatile and involve higher trading costs than U.S. markets, and foreign companies, securities markets and brokers are also generally not subject to the same level of supervision and regulation as in the U.S. The foreign securities held directly by the trust, if any, are held in the form of American Depositary Receipts or other similar receipts ("ADRs"). ADRs represent receipts for foreign common stock deposited with a custodian (which may include the trustee of your trust). The ADRs in the trust trade in the U.S. in U.S. dollars and are registered with the Securities and Exchange Commission. ADRs generally involve the same types of risks as foreign common stock held directly. Some ADRs may experience less liquidity than the underlying common stocks traded in their home market.

     SHORT SALES.   The trust may be exposed to the risks of short sales through its investment in the underlying funds in the trust. A short sale may be effected when a fund's investment adviser believes that the price of a security will decline, and involves the sale of securities that the fund does not own, in the hope of purchasing the same securities at a later date at a lower price. A fund may incur a loss (without limit) as a result of a short sale if the market value of the borrowed security increases between the date of the short sale and the date the fund replaces the security. A fund may be unable to repurchase the borrowed security at a particular time or at an acceptable price.

     EMERGING MARKET RISK. The trust may be exposed to securities issued by entities located in emerging markets through its investment in securities and in underlying funds in the trust. Emerging markets are generally defined as countries in the initial stages of their industrialization cycles with low per capita income. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies.
All of the risks of investing in foreign securities described above are heightened by investing in emerging markets countries.

     SMALL-CAP AND MICRO-CAP COMPANIES. The trust or the underlying funds in the trust may invest in securities issued by small companies. Securities prices of these small-cap and micro-cap companies are often more volatile than those of larger companies as a result of several factors common to many such issuers, including limited trading volumes, products or financial resources, management inexperience and less publicly available information.

     QUALITY RISK. Security quality risk is the risk that a security will fall in value if a rating agency decreases the security's rating.

     HIGH YIELD SECURITY RISK. The trust may be exposed to high yield securities or unrated securities in its investment in the securities or in underlying funds in the trust. High yield, high risk securities are subject to greater market fluctuations and risk of loss than securities with higher investment ratings. The value of these securities will decline significantly with increases in interest rates, not only because increases in rates generally decrease values, but also because increased rates may indicate an economic slowdown. An economic slowdown, or a reduction in an issuer's creditworthiness, may result in the issuer being unable to maintain earnings at a level sufficient to maintain interest and principal payments.

     High-yield or "junk" securities, the generic names for securities rated below "BBB" by Standard & Poor's or "Baa" by Moody's, are frequently issued by corporations in the growth stage of their development or by established companies who are highly leveraged or whose operations or industries are depressed. Securities rated below BBB or Baa are considered speculative as these ratings indicate a quality of less than investment grade. Because high-yield securities are generally subordinated obligations and are perceived by investors to be riskier than higher rated securities, their prices tend to fluctuate more than higher rated securities and are affected by short-term credit developments to a greater degree.

     The market for high-yield securities is smaller and less liquid than that for investment grade securities. Due to the smaller, less liquid market for high-yield securities, the bid-offer spread on such securities is generally greater than it is for investment grade securities and the purchase or sale of such securities may take longer to complete.

     OPTIONS. Certain funds in the trust may write options on their assets. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller of the option the obligation to sell, the underlying security, index or other instrument at the exercise price. A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the seller the obligation to buy, the underlying security, index, or other instrument at the exercise price. When a fund writes a covered call option, the fund forgoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but has retained the risk of loss should the price of the underlying security decline. When the fund writes covered put options, it bears the risk of loss if the value of the underlying stock declines below the exercise price. If the option is exercised, the fund could incur a loss if it is required to purchase the stock underlying the put option at a price greater than the market price of the stock at the time of exercise. While the fund's potential gain in writing a covered put option is limited to the interest earned on the liquid assets securing the put option plus the premium received from the purchaser of the put option, the fund risks a loss equal to the entire value of the stock.

     Certain funds are authorized to purchase and sell exchange-listed options and over-the-counter options. Exchange-listed options are issued by a regulated intermediary such as the Options Clearing Corporation, which guarantees the performance of the obligations of the parties to such options. In addition, a fund may purchase instruments structured by broker-dealers or investment banks that package or possess economic characteristics of options. A fund's ability to close out its position as a purchaser or seller of an over-the-counter or exchange-listed put or call option is dependent, in part, upon the liquidity of the option market. There are significant differences between the securities and options markets that could result in an imperfect correlation among these markets, causing a given transaction not to achieve its objectives. A fund's ability to utilize options successfully will depend on the ability of the fund's investment adviser to predict pertinent market movements, which cannot be assured.

     A fund's availability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. Unless the parties provide for it, there is no central clearing or guaranty function in an over-the-counter option. As a result, if the counterparty fails to make or take delivery of the security or other instrument underlying an over-the-counter option it has entered into with a fund or fails to make a cash settlement payment due in accordance with the terms of that option, the fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, a fund's investment adviser must assess the creditworthiness of each such counterparty or any guarantor or credit enhancement of the counterparty's credit to determine the likelihood that the terms of the over-the-counter option will be satisfied.

     A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price. There can be no assurance that a liquid market will exist when the fund seeks to close out an option position. If trading were discontinued, the secondary market on that exchange (or in that class of series of options) would cease to exist.

      If the fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise. The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets.

     Options are marked to market daily and their value will be affected by changes in the value of and dividend rates of the underlying common stocks, an increase in interest rates, changes in the actual or perceived volatility of the stock market and the underlying common stocks and the remaining time to the options' expiration. Additionally, the exercise price of an option may be adjusted downward before the option's expiration as a result of the occurrence of certain corporate events affecting the underlying equity security, such as extraordinary dividends, stock splits, merger or other extraordinary distributions or events. A reduction in the exercise price of an option would reduce the fund's capital appreciation potential on the underlying security.

     To the extent that the fund purchases options pursuant to a hedging strategy, the fund will be subject to the following additional risks. If a put or call option purchased by the fund is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater that the exercise price (in the case of a put), or remains less than or equal to the exercise price (in the case of a call), the fund will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security. If restrictions on exercise were imposed, the fund might be unable to exercise an option it had purchased. If the fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless.

     DERIVATIVES. In addition to writing covered call options and purchasing put options, the risks of which are described above, certain funds in the trust may invest in a variety of derivative instruments for hedging or risk management purposes or as part of a leveraging strategy. Derivatives can be illiquid, may disproportionately increase losses and may have a potentially large negative impact on a fund's performance. Derivative transactions, including options on securities and securities indices and other transactions in which certain funds may engage (such as futures contracts and options thereon, swaps and short sales), may subject such funds to increased risk of principal loss due to unexpected movements in stock prices, changes in stock volatility levels and interest rates, and imperfect correlations between a fund's securities holdings and indices upon which the derivative transactions are based.

     CONVERTIBLE SECURITIES. Certain of the funds in the trust may invest in convertible securities. Convertible securities generally offer lower interest or dividend yields than non-convertible fixed-income securities of similar credit quality because the potential for capital appreciation. The market value of convertible securities tend to decline as interest rates increase, and conversely, to increase as interest rates decline. However, a convertible security's market value also tends to reflect the market price of the common stock of the issuing company, particularly when that stock price is greater than
the convertible security's "conversion price."   The credit standing of the
company and other factors also may have an effect on the convertible security's investment value. Convertible securities fall below debt obligations of the same issuer in order of preference or priority in the event of a liquidation and are typically unrated or lower rated than such debt obligations.

     Convertible securities include debt obligations and preferred stock of the company issuing the security, which may be exchanged for a predetermined price (the conversion price) into the company's common stock. Certain convertible debt securities include a "put option," which entitles the fund to sell the security to the company before maturity at a stated price, which may represent a premium over the stated principal amount of the debt security. Conversely, many convertible securities are issued with a "call" feature that allows the security's issuer to choose when to redeem the security. If a convertible security held by the fund is called for redemption, the fund will be required to redeem the security, convert it into the underlying common stock, or sell it to a third party at a time that may be unfavorable to the fund.

     Certain funds in the trust may seek to enhance income and protect against market risk by hedging a portion of the equity risk inherent in the convertible securities purchased for the fund. This hedging is achieved by selling short some or all of the common stock issuable upon exercise of the convertible security. In a short sale, the fund borrows securities from a broker and sells the borrowed securities. The proceeds of the sale are generally used to secure the fund's obligation to the lending broker and are invested in liquid securities. If the market price of the common stock increases above the conversion price on the convertible security, the price of the convertible security will increase. The fund's increased liability on the short position would, in whole or in part, reduce this gain. If the price of the common stock declines, any decline in the price of the convertible security would offset, in whole or in part, the fund's gain on the short position. A fund may profit from this strategy by receiving interest and/or dividends on the convertible security and by adjusting the amount of equity risk that is hedged by short sales. In determining the appropriate portion of the fund's equity exposure to hedge, it may consider the general outlook for interest rates and equity markets, the availability of stock to sell short and expected returns and volatility.

     Certain funds in the trust may invest in "synthetic" convertible securities. A "synthetic" convertible instrument combines separate securities that possess the economic characteristics similar to a convertible security, i.e., fixed-income securities ("fixed-income component," which may be a convertible or non-convertible security) and the right to acquire equity securities ("convertible component"). The fixed-income component is achieved by investing in fixed-income securities, including bonds, preferred stocks and money market instruments. The convertible component is achieved by investing in warrants or options to buy common stock at a certain exercise price, or options on a stock index. In establishing a synthetic convertible instrument, the fund may also pool a basket of fixed-income securities and a basket of warrants or options that produce the economic characteristics similar to a convertible security. Within each basket of fixed-income securities and warrants or options, different companies may issue the fixed-income and convertible components, which may be purchased separately and at different times.

     Certain funds in the trust may also purchase synthetic convertible instruments created by other parties, typically investment banks, including convertible structured notes. Convertible structured notes are fixed-income debentures linked to equity. Convertible structured notes have the attributes of a convertible security; however, the investment bank that issued the convertible note assumes the credit risk associated with the investment, rather than the issuer of the underlying common stock into which the note is convertible. Purchasing synthetic convertible instruments may offer more flexibility than purchasing a convertible security. The value of a synthetic convertible instrument will respond differently to market fluctuations than a convertible security because a synthetic convertible instrument is composed of two or more separate securities, each with its own market value. In addition, if the value of the underlying common stock or the level of the index involved in the convertible component falls below the exercise price of the warrant or option, the warrant or option may lose all value.

     RULE 144A SECURITIES. Certain securities in which certain funds in the trust may invest, such as convertible and debt securities, typically are purchased in transactions exempt from the registration requirements of the Securities Act of 1933 pursuant to Rule 144A under that act. Rule 144A securities may only be sold to qualified institutional buyers, such as a fund. Any resale of these securities must generally be effected through a sale that is registered under the Securities Act of 1933 or otherwise exempted or excepted from such registration requirements.

Under the supervision of the fund's board of trustees, the fund's investment adviser will determine whether Rule 144A securities are illiquid. Typically, a fund purchases Rule 144A securities only if the fund's investment adviser has determined them to be liquid. If any Rule 144A security held by a fund should become illiquid, the value of the security may be reduced and a sale of the security may be more difficult.

     LEGISLATION OR LITIGATION RISK. Tax legislation proposed by the President or Congress, tax regulations proposed by the U.S. Treasury or positions taken by the Internal Revenue Service could affect the value of the trust by changing the taxation or tax characterizations of the portfolio securities, or dividends and other income paid by or related to such securities. Congress has considered such proposals in the past and may do so in the future. Various legislative initiatives will be proposed from time to time in the United States and abroad which may have a negative impact on certain of the companies represented in the trust. In addition, litigation regarding any of the issuers of the securities or of the industries represented by these issuers may negatively impact the share prices of these securities. No one can predict whether any legislation will be proposed, adopted or amended by Congress and no one can predict the impact that any other legislation might have on the trust or its portfolio securities.

     LIQUIDITY RISK is the risk that the value of a security will fall if trading in the security is limited or absent. No one can guarantee that a liquid trading market will exist for any security.

     ADDITIONAL DEPOSITS. The trust agreement authorizes the sponsor to increase the size of the trust and the number of units thereof by the deposit of additional securities, or cash (including a letter of credit or the equivalent) with instructions to purchase additional securities, in such trust and the issuance of a corresponding number of additional units. In connection with these deposits, existing and new investors may experience a dilution of their investments and a reduction in their anticipated income because of fluctuations in the prices of the securities between the time of the deposit and the purchase of the securities and because the trust will pay the associated brokerage fees and other acquisition costs.

TRUST ADMINISTRATION

     DISTRIBUTIONS TO UNITHOLDERS. Income received by the trust is credited by the trustee to the Income Account for the trust. All other receipts are credited by the trustee to a separate Capital Account for the trust. The trustee will normally distribute any income received by the trust on each distribution date or shortly thereafter to unitholders of record on the preceding record date. Unitholders will receive an amount substantially equal to their pro rata share of the estimated net annual income distributions to be received by the trust. All distributions will be net of applicable expenses. There is no assurance that any actual distributions will be made since all dividends received may be used to pay expenses. In addition, excess amounts from the Capital Account of the trust, if any, will be distributed at least annually to the unitholders then of record. Proceeds received from the disposition of any of the securities after a record date and prior to the following distribution date will be held in the Capital Account and not distributed until the next distribution date applicable to the Capital Account. The trustee shall be required to make a distribution from the Capital Account if the cash balance on deposit therein available for distribution shall be sufficient to distribute at least $0.01 per unit. The trustee is not required to pay interest on funds held in the Capital or Income Accounts (but may itself earn interest thereon and therefore benefits from the use of such funds).

     The distribution to the unitholders as of each record date will be made on the following distribution date or shortly thereafter and shall consist of an amount substantially equal to such portion of the unitholders' pro rata share of the estimated annual income distributions to be received by the trust after deducting estimated expenses. Because dividends are not received by the trust at a constant rate throughout the year, such distributions to unitholders are expected to fluctuate. Persons who purchase units will commence receiving distributions only after such person becomes a record owner. A person will become the owner of units, and thereby a unitholder of record, on the date of settlement provided payment has been received. Notification to the trustee of the transfer of units is the responsibility of the purchaser, but in the normal course of business the selling broker-dealer provides such notice.

     The trustee will periodically deduct from the Income Account of the trust and, to the extent funds are not sufficient therein, from the Capital Account of the trust amounts necessary to pay the expenses of the trust. The trustee also may withdraw from said accounts such amounts, if any, as it deems necessary to establish a reserve for any governmental charges payable out of the trust. Amounts so withdrawn shall not be considered a part of the trust's assets until such time as the trustee shall return all or any part of such amounts to the appropriate accounts. In addition, the trustee may withdraw from the Income and Capital Accounts of the trust such amounts as may be necessary to cover redemptions of units.

     DISTRIBUTION REINVESTMENT. Unitholders may reinvest distributions into additional units of their trust without a sales fee. Your trust will pay any deferred sales fee and creation and development fee per unit regardless of any sales fee discounts. However, if you are eligible to receive a discount such that the sales fee you must pay is less than the applicable deferred sales fee and creation and development fee, you will be credited the difference between your sales fee and the deferred sales fee and the creation and development fee at the time you buy your units. Accordingly, if you reinvest distributions into additional units of your trust, you will be credited the amount of any remaining deferred sales fee and creation and development fee on such units at the time of reinvestment.

     STATEMENTS TO UNITHOLDERS. With each distribution, the trustee will furnish to each unitholder a statement of the amount of income and the amount of other receipts, if any, which are being distributed, expressed in each case as a dollar amount per unit.

     The accounts of the trust are required to be audited annually, at the related trust's expense, by independent public accountants designated by the sponsor, unless the sponsor determines that such an audit would not be in the best interest of the unitholders of the trust. The accountants' report will be furnished by the trustee to any unitholder upon written request. Within a reasonable period of time after the end of each calendar year, the trustee shall furnish to each person who at any time during the calendar year was a unitholder of the trust a statement, covering the calendar year, setting forth for the trust:

     (A)  As to the Income Account:

          (1) the amount of income received on the securities (including income received as a portion of the proceeds of any disposition of securities);

          (2) the amounts paid for purchases of replacement securities or for purchases of securities otherwise pursuant to the trust agreement, if any, and for redemptions;

          (3) the deductions, if any, from the Income Account for payment into the Reserve Account;

          (4) the deductions for applicable taxes and fees and expenses of the trustee, the depositor, the evaluator, the supervisor, counsel, auditors and any other expenses paid by the trust;

          (5) the amounts reserved for purchases of contract securities, for purchases made pursuant to replace failed contract securities or for purchases of securities otherwise pursuant to the trust agreement, if any;

          (6) the deductions for payment of the depositor's expenses of maintaining the registration of the trust units, if any;

          (7)  the aggregate distributions to unitholders; and

          (8) the balance remaining after such deductions and distributions, expressed both as a total dollar amount and as a dollar amount per unit outstanding on the last business day of such calendar year;

     (B)  As to the Capital Account:

          (1) the net proceeds received due to sale, maturity, redemption, liquidation or disposition of any of the securities, excluding any portion thereof credited to the Income Account;

          (2) the amount paid for purchases of replacement securities or for purchases of securities otherwise pursuant to the trust agreement, if any, and for redemptions;

          (3) the deductions, if any, from the Capital Account for payments into the Reserve Account;

          (4) the deductions for payment of applicable taxes and fees and expenses of the trustee, the depositor, the evaluator, the supervisor, counsel, auditors and any other expenses paid by the trust;

          (5) the deductions for payment of the depositor's expenses of organizing the trust;

          (6) the amounts reserved for purchases of contract securities, for purchases made pursuant to replace failed contract securities or for purchases of securities otherwise pursuant to the trust agreement, if any;

          (7) the deductions for payment of deferred sales fee and creation and development fee, if any;

          (8) the deductions for payment of the depositor's expenses of maintaining the registration of the trust units, if any;

          (9)  the aggregate distributions to unitholders;  and

          (10) the balance remaining after such distributions and deductions, expressed both as a total dollar amount and as a dollar amount per unit outstanding on the last business day of such calendar year; and

     (C)  the following information:

          (1) a list of the securities held as of the last business day of such calendar year and a list which identifies all securities sold or other securities acquired during such calendar year, if any;

          (2) the number of units outstanding on the last business day of such calendar year;

          (3) the unit value based on the last trust evaluation of such trust made during such calendar year; and

          (4) the amounts actually distributed during such calendar year from the Income and Capital Accounts, separately stated, expressed both as total dollar amounts and as dollar amounts per unit outstanding on the record dates for such distributions.

     RIGHTS OF UNITHOLDERS. A unitholder may at any time tender units to the trustee for redemption. The death or incapacity of any unitholder will not operate to terminate the trust nor entitle legal representatives or heirs to claim an accounting or to bring any action or proceeding in any court for partition or winding up of the trust. No unitholder shall have the right to control the operation and management of the trust in any manner, except to vote with respect to the amendment of the trust agreement or termination of the trust.

     AMENDMENT AND TERMINATION. The trust agreement may be amended from time to time by the sponsor and trustee or their respective successors, without the consent of any of the unitholders, (i) to cure any ambiguity or to correct or supplement any provision which may be defective or inconsistent with any other provision contained in the trust agreement, (ii) to make such other provision in regard to matters or questions arising under the trust agreement as shall not materially adversely affect the interests of the unitholders or (iii) to make such amendments as may be necessary (a) for the trust to continue to qualify as a regulated investment company for federal income tax purposes if the trust has elected to be taxed as such under the United States Internal Revenue Code of 1986, as amended, or (b) to prevent the trust from being deemed an association taxable as a corporation for federal income tax purposes if the trust has not elected to be taxed as a regulated investment company under the United States Internal Revenue Code of 1986, as amended. The trust agreement may not be amended, however, without the consent of all unitholders then outstanding, so as (1) to permit, except in accordance with the terms and conditions thereof, the acquisition hereunder of any securities other than those specified in the schedules to the trust agreement or (2) to reduce the percentage of units the holders of which are required to consent to certain of such amendments. The trust agreement may not be amended so as to reduce the interest in the trust represented by units without the consent of all affected unitholders. Except for the amendments, changes or modifications described above, neither the sponsor nor the trustee may consent to any other amendment, change or modification of the trust agreement without the giving of notice and the obtaining of the approval or consent of unitholders representing at least 66 2/3% of the units then outstanding of the affected trust. No amendment may reduce the aggregate percentage of units the holders of which are required to consent to any amendment, change or modification of the trust agreement without the consent of the unitholders of all of the units then outstanding of the affected trust and in no event may any amendment be made which would (1) alter the rights to the unitholders as against each other, (2) provide the trustee with the power to engage in business or investment activities other than as specifically provided in the trust agreement, (3) adversely affect the tax status of the trust for federal income tax purposes or result in the units being deemed to be sold or exchanged for federal income tax purposes or (4) unless the trust has elected to be taxed as a regulated investment company for federal income tax purposes, result in a variation of the investment of unitholders in the trust. The trustee will notify unitholders of the substance of any such amendment.

     The trust agreement provides that the trust shall terminate upon the liquidation, redemption or other disposition of the last of the securities held in the trust but in no event is it to continue beyond the mandatory termination date. If the value of the trust shall be less than the applicable minimum value stated in the prospectus (generally 40% of the total value of securities deposited in the trust during the initial offering period), the trustee may, in its discretion, and shall, when so directed by the sponsor, terminate the trust. The trust may be terminated at any time by the holders of units representing 66 2/3% of the units thereof then outstanding. In addition, the sponsor may terminate the trust if it is based on a security index and the index is no longer maintained. The trust will be liquidated by the trustee in the event that a sufficient number of units of the trust not yet sold are tendered for redemption by the sponsor, so that the net worth of the trust would be reduced to less than 40% of the value of the securities at the time they were deposited in the trust. If the trust is liquidated because of the redemption of unsold units by the sponsor, the sponsor will refund to each purchaser of units the entire sales fee paid by such purchaser.

     Beginning nine business days prior to, but no later than, the scheduled termination date described in the prospectus, the trustee may begin to sell all of the remaining underlying securities on behalf of unitholders in connection with the termination of the trust. The sponsor may assist the trustee in these sales and receive compensation to the extent permitted by applicable law. The sale proceeds will be net of any incidental expenses involved in the sales.

     The sponsor will generally instruct the trustee to sell the securities as quickly as practicable during the termination proceedings without in its judgment materially adversely affecting the market price of the securities, but it is expected that all of the securities will in any event be disposed of within a reasonable time after the trust's termination. The sponsor does not anticipate that the period will be longer than one month, and it could be as short as one day, depending on the liquidity of the securities being sold. The liquidity of any security depends on the daily trading volume of the security and the amount that the sponsor has available for sale on any particular day. Of course, no assurances can be given that the market value of the securities will not be adversely affected during the termination proceedings.

     Approximately thirty days prior to termination of the trust, the trustee will notify unitholders of the termination and provide a form allowing qualifying unitholders to elect an in-kind distribution. A unitholder who owns the minimum number of units described in the prospectus may request an in-kind distribution from the trustee instead of cash. The trustee will make an in-kind distribution through the distribution of each of the securities of the trust in book entry form to the account of the unitholder's bank or broker-dealer at Depository Trust Company. The unitholder will be entitled to receive whole shares of each of the securities comprising the portfolio of the trust and cash from the Capital Account equal to the fractional shares to which the unitholder is entitled. The trustee may adjust the number of shares of any security included in a unitholder's in-kind distribution to facilitate the distribution of whole shares. The sponsor may terminate the in-kind distribution option at any time upon notice to the unitholders. Special federal income tax consequences will result if a unitholder requests an in-kind distribution.

     Within a reasonable period after termination, the trustee will sell any securities remaining in the trust and, after paying all expenses and charges incurred by the trust, will distribute to unitholders thereof (upon surrender for cancellation of certificates for units, if issued) their pro rata share of the balances remaining in the Income and Capital Accounts of the trust.

     The sponsor may, but is not obligated to, offer for sale units of a subsequent series of the trust at approximately the time of the mandatory termination date. If the sponsor does offer such units for sale, unitholders may be given the opportunity to purchase such units at a public offering price that includes a reduced sales fee. There is, however, no assurance that units of any new series of the trust will be offered for sale at that time, or if offered, that there will be sufficient units available for sale to meet the requests of any or all unitholders.

     THE TRUSTEE. The trustee is The Bank of New York Mellon, a trust company organized under the laws of New York. The Bank of New York Mellon has its principal unit investment trust division offices at 2 Hanson Place, 12th Floor, Brooklyn, New York 11217, (800) 848-6468. The Bank of New York Mellon is subject to supervision and examination by the Superintendent of Banks of the State of New York and the Board of Governors of the Federal Reserve System, and its deposits are insured by the Federal Deposit Insurance Corporation to the extent permitted by law.

     The trustee, whose duties are ministerial in nature, has not participated in selecting the portfolio of any trust. In accordance with the trust agreement, the trustee shall keep records of all transactions at its office. Such records shall include the name and address of, and the number of units held by, every unitholder of the trust. Such books and records shall be open to inspection by any unitholder at all reasonable times during usual business hours. The trustee shall make such annual or other reports as may from time to time be required under any applicable state or federal statute, rule or regulation. The trustee shall keep a certified copy or duplicate original of the trust agreement on file in its office available for inspection at all reasonable times during usual business hours by any unitholder, together with a current list of the securities held in the trust. Pursuant to the trust agreement, the trustee may employ one or more agents for the purpose of custody and safeguarding of securities comprising the trust.

     Under the trust agreement, the trustee or any successor trustee may resign and be discharged of the trust created by the trust agreement by executing an instrument in writing and filing the same with the sponsor.

     The trustee or successor trustee must mail a copy of the notice of resignation to all unitholders then of record, not less than sixty days before the date specified in such notice when such resignation is to take effect. The sponsor upon receiving notice of such resignation is obligated to appoint a successor trustee promptly. If, upon such resignation, no successor trustee has been appointed and has accepted the appointment within thirty days after notification, the retiring trustee may apply to a court of competent jurisdiction for the appointment of a successor. In case at any time the trustee shall not meet the requirements set forth in the trust agreement, or shall become incapable of acting, or if a court having jurisdiction in the premises shall enter a decree or order for relief in respect of the trustee in an involuntary case, or the trustee shall commence a voluntary case, under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or any receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) for the trustee or for any substantial part of its property shall be appointed, or the trustee shall generally fail to pay its debts as they become due, or shall fail to meet such written standards for the trustee's performance as shall be established from time to time by the sponsor, or if the sponsor determines in good faith that there has occurred either (1) a material deterioration in the creditworthiness of the trustee or (2) one or more grossly negligent acts on the part of the trustee with respect to the trust, the sponsor, upon sixty days' prior written notice, may remove the trustee and appoint a successor trustee, as hereinafter provided, by written instrument, in duplicate, one copy of which shall be delivered to the trustee so removed and one copy to the successor trustee. Notice of such removal and appointment shall be mailed to each unitholder by the sponsor. Upon execution of a written acceptance of such appointment by such successor trustee, all the rights, powers, duties and obligations of the original trustee shall vest in the successor. The trustee must be a corporation organized under the laws of the United States, or any state thereof, be authorized under such laws to exercise trust powers and have at all times an aggregate capital, surplus and undivided profits of not less than $5,000,000.

     THE SPONSOR. The sponsor of your trust is Matrix Capital Group, Inc. The sponsor is a broker-dealer specializing in providing services to broker-dealers, registered representatives, investment advisers and other financial professionals. The sponsor is registered under the Securities Exchange Act of 1934 as a broker-dealer. The sponsor is organized as a corporation under the laws of the State of New York. The sponsor is a member of the Financial Industry Regulatory Authority, Inc. The sponsor provides brokerage services to institutions, investment advisers, high net worth individuals and proprietary retail clients. The principal office of the sponsor is 420 Lexington Avenue, Suite 601, New York, New York 10017.

     If at any time the sponsor shall fail to perform any of its duties under the trust agreement or shall become incapable of acting or shall be adjudged a bankrupt or insolvent or shall have its affairs taken over by public authorities, then the trustee may (a) appoint a successor sponsor at rates of compensation deemed by the trustee to be reasonable and not exceeding such reasonable amounts as may be prescribed by the Securities and Exchange Commission, (b) terminate the trust agreement and liquidate any trust as provided therein, or (c) continue to act as trustee without terminating the trust agreement.

     THE EVALUATOR AND SUPERVISOR. Fixed Income Securities, Inc., the sponsor, also serves as evaluator and supervisor. The evaluator and supervisor may resign or be removed by the sponsor and trustee in which event the sponsor or trustee is to use its best efforts to appoint a satisfactory successor. Such resignation or removal shall become effective upon acceptance of appointment by the successor evaluator. If upon resignation of the evaluator no successor has accepted appointment within thirty days after notice of resignation, the evaluator may apply to a court of competent jurisdiction for the appointment of a successor. Notice of such resignation or removal and appointment shall be mailed by the trustee to each unitholder.

     LIMITATIONS ON LIABILITY. The sponsor, evaluator, and supervisor are liable for the performance of their obligations arising from their responsibilities under the trust agreement but will be under no liability to the unitholders for taking any action or refraining from any action in good faith pursuant to the trust agreement or for errors in judgment, except in cases of its own gross negligence, bad faith or willful misconduct or its reckless disregard for its duties thereunder. The sponsor shall not be liable or responsible in any way for depreciation or loss incurred by reason of the sale of any securities.

     The trust agreement provides that the trustee shall be under no liability for any action taken in good faith in reliance upon prima facie properly executed documents or for the disposition of moneys, securities or certificates except by reason of its own gross negligence, bad faith or willful misconduct, or its reckless disregard for its duties under the trust agreement, nor shall the trustee be liable or responsible in any way for depreciation or loss incurred by reason of the sale by the trustee of any securities. In the event that the sponsor shall fail to act, the trustee may act and shall not be liable for any such action taken by it in good faith. The trustee shall not be personally liable for any taxes or other governmental charges imposed upon or in respect of the securities or upon the interest thereof. In addition, the trust agreement contains other customary provisions limiting the liability of the trustee.

     The trustee and unitholders may rely on any evaluation furnished by the evaluator and shall have no responsibility for the accuracy thereof. The trust agreement provides that the determinations made by the evaluator shall be made in good faith upon the basis of the best information available to it, provided, however, that the evaluator shall be under no liability to the trustee or unitholders for errors in judgment, but shall be liable for its gross negligence, bad faith or willful misconduct or its reckless disregard for its obligations under the trust agreement.

     TRUST EXPENSES. The sponsor will not charge the trust any fees for services performed as sponsor. The sponsor will receive a portion of the sale commissions paid in connection with the purchase of units and will share in profits, if any, related to the deposit of securities in your trust.

     The sponsor may receive a fee from your trust for creating and developing your trust, including determining the trust's objectives, policies, composition and size, selecting service providers and information services and for providing other similar administrative and ministerial functions. The amount of this "creation and development fee" is set forth in the prospectus. The trustee will deduct this amount from your trust's assets as of the close of the initial offering period. No portion of this fee is applied to the payment of distribution expenses or as compensation for sales efforts. This fee will not be deducted from proceeds received upon a repurchase, redemption or exchange of units before the close of the initial public offering period.

     The trustee receives for its services that fee set forth in the prospectus. The trustee's fee which is calculated and paid monthly is based on the total number of units of the related trust outstanding as of January 1 for any annual period, except during the initial offering period the fee will be based on the units outstanding at the end of each month. The trustee benefits to the extent there are funds for future distributions, payment of expenses and redemptions in the Capital and Income Accounts since these Accounts are non-interest bearing and the amounts earned by the trustee are retained by the trustee. Part of the trustee's compensation for its services to the trust is expected to result from the use of these funds.

     The supervisor will charge the trust a surveillance fee for services performed for the trust in an amount not to exceed that amount set forth in the prospectus but in no event will such compensation, when combined with all compensation received from other unit investment trusts for which the sponsor both acts as sponsor and provides portfolio surveillance, exceed the aggregate cost to the sponsor of providing such services. Such fee shall be based on the total number of units of the related trust outstanding as of January 1 for any annual period, except during the initial offering period the fee will be based on the units outstanding at the end of each month.

     For evaluation of the securities in the trust, the evaluator shall receive an evaluation fee in an amount not to exceed that amount set forth in the prospectus but in no event will such compensation, when combined with all compensation from other unit investment trusts for which the sponsor acts as sponsor and provides evaluation services, exceed the aggregate cost of providing such services. Such fee shall be based on the total number of units of the related trust outstanding as of January 1 for any annual period, except during the initial offering period the fee will be based on the units outstanding at the end of each month.

     For providing bookkeeping and administrative services to the trust, the sponsor shall receive an administration fee in an amount not to exceed that amount set forth in the prospectus but in no event will such compensation, when combined with all compensation from other unit investment trusts for which the sponsor acts as sponsor and provides evaluation services, exceed the aggregate cost of providing such services. Such fee shall be based on the total number of units of the related trust outstanding as of January 1 for any annual period, except during the initial offering period the fee will be based on the units outstanding at the end of each month.

     The trustee's fee, sponsor's fee for providing bookkeeping and administrative services to your trust, supervisor's fee and evaluator's fee are deducted from the Income Account of the related trust to the extent funds are available and then from the Capital Account. Each such fee (other than any creation and development fee) may be increased without approval of unitholders by amounts not exceeding a proportionate increase in the Consumer Price Index or any equivalent index substituted therefor.

     The trust will also bear the expenses of the underlying funds. While the trust will not pay these expenses directly out of its assets, these expenses are shown in the trust's annual operating expenses in the "Fee Table" to illustrate the impact of these expenses.

     The following additional charges are or may be incurred by your trust:
(a) fees for the trustee's extraordinary services; (b) expenses of the trustee (including legal and auditing expenses and reimbursement of the cost of advances to the trust for payment of expenses and distributions, but not including any fees and expenses charged by an agent for custody and safeguarding of securities) and of counsel, if any; (c) various governmental charges;
(d) expenses and costs of any action taken by the trustee to protect the trust or the rights and interests of the unitholders; (e) indemnification of the trustee for any loss, liability or expense incurred by it in the administration of the trust not resulting from negligence, bad faith or willful misconduct on its part or its reckless disregard of its obligations under the trust agreement;
(f) indemnification of the sponsor for any loss, liability or expense incurred in acting in that capacity without gross negligence, bad faith or willful misconduct or its reckless disregard for its obligations under the trust agreement; and (g) expenditures incurred in contacting unitholders upon termination of the trust. The fees and expenses set forth herein are payable out of the trust and, when owing to the trustee, are secured by a lien on the trust. If the balances in the Income and Capital Accounts are insufficient to provide for amounts payable by the trust, the trustee has the power to sell securities to pay such amounts. These sales may result in capital gains or losses to unitholders. The trust may pay the costs of updating its registration statement each year.

PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION

     When the trust sells securities, the composition and diversity of the securities in the trust may be altered. In order to obtain the best price for the trust, it may be necessary for the sponsor to specify minimum amounts in which blocks of securities are to be sold. In effecting purchases and sales of the trust's portfolio securities, the sponsor may direct that orders be placed with and brokerage commissions be paid to brokers, including brokers which may be affiliated with the trust, the sponsor or dealers participating in the offering of units.

PURCHASE, REDEMPTION AND PRICING OF UNITS

     PUBLIC OFFERING PRICE. Units of the trust are offered at the public offering price thereof. The public offering price per unit is equal to the net asset value per unit plus organization costs plus the applicable sales fee referred to in the prospectus. The initial sales fee is equal to the difference between the maximum sales fee and the sum of the remaining deferred sales fee and the total creation and development fee. The sales fee as a percentage of the public offering price and the net amount invested is set forth in the prospectus. The deferred sales fee is a fixed dollar amount and will be collected in installments as described in the prospectus. The creation and development fee is a fixed dollar amount and will be collected at the end of the initial offering period as described in the prospectus. Units purchased after the initial deferred sales fee payment will be subject to the remaining deferred sales fee payments. Units sold or redeemed prior to such time as the entire applicable deferred sales fee has been collected will be assessed the remaining deferred sales fee at the time of such sale or redemption. Units sold or redeemed prior to such time as the entire applicable creation and development fee has been collected will not be assessed the remaining creation and development fee at the time of such sale or redemption. During the initial offering period, a portion of the public offering price includes an amount of securities to pay for all or a portion of the costs incurred in establishing the trust. These costs include the cost of preparing the registration statement, the trust indenture and other closing documents, registering units with the Securities and Exchange Commission and states, the initial audit of the trust portfolio, legal fees and the initial fees and expenses of the trustee. These costs will be deducted from the trust as of the end of the initial offering period or after six months, if earlier. Certain broker-dealers may charge a transaction fee for processing unit purchases.

     As indicated above, the initial public offering price of the units was established by dividing the aggregate underlying value of the securities by the number of units outstanding. Such price determination as of the opening of business on the date the trust was created was made on the basis of an evaluation of the securities in the trust prepared by the evaluator. After the opening of business on this date, the evaluator will appraise or cause to be appraised daily the value of the underlying securities as of the close of regular trading on the New York Stock Exchange on days the New York Stock Exchange is open and will adjust the public offering price of the units commensurate with such valuation. Such public offering price will be effective for all orders received at or prior to the close of regular trading on the New York Stock Exchange on each such day as discussed in the prospectus. Orders received by the trustee, sponsor or authorized financial professionals for purchases, sales or redemptions after that time, or on a day when the New York Stock Exchange is closed, will be held until the next determination of price as discussed in the prospectus.

     Had units of the trust been available for sale at the close of business on the business day before the inception date of the trust, the public offering price would have been as shown under "Essential Information" in the prospectus. The public offering price per unit of the trust on the date of the prospectus or on any subsequent date will vary from the amount stated under "Essential Information" in the prospectus in accordance with fluctuations in the prices of the underlying securities. Net asset value per unit is determined by dividing the value of the trust's portfolio securities, cash and other assets, less all liabilities, by the total number of units outstanding. The portfolio securities are valued by the evaluator as follows: If the security is listed on a national securities exchange, the evaluation will generally be based on the last sale price on the exchange (unless the evaluator deems the price inappropriate as a basis for evaluation). If the security is not so listed or, if so listed and the principal market for the security is other than on the exchange, the evaluation will generally be made by the evaluator in based upon the last computed net asset value, if applicable, or upon good faith based on an appraisal of the fair value of the securities using recognized pricing methods.

     The foregoing evaluations and computations shall be made as of the close of regular trading on the New York Stock Exchange, on each business day commencing with your trust's inception date of the securities, effective for all sales made during the preceding 24-hour period.

     Although payment is normally made three business days following the order for purchase, payments may be made prior thereto. A person will become the owner of units on the date of settlement provided payment has been received. Cash, if any, made available to the sponsor prior to the date of settlement for the purchase of units may be used in the sponsor's business and may be deemed to be a benefit to the sponsor, subject to the limitations of the Securities Exchange Act of 1934. If a unitholder desires to have certificates representing units purchased, such certificates will be delivered as soon as possible following his written request therefor.

     PUBLIC DISTRIBUTION OF UNITS. The sponsor intends to qualify the units for sale in a number of states. Units will be sold through dealers who are members of the National Association of Securities Dealers, Inc. and through others. Sales may be made to or through dealers at prices which represent discounts from the public offering price as set forth in the prospectus. Certain commercial banks may be making units available to their customers on an agency basis. The sponsor reserves the right to change the discounts from time to time.

     We may provide, at our own expense and out of our own profits, additional compensation and benefits to broker-dealers who sell shares of units of this trust and our other products. This compensation is intended to result in additional sales of our products and/or compensate broker-dealers and financial advisors for past sales. We may make these payments for marketing, promotional or related expenses, including, but not limited to, expenses of entertaining retail customers and financial advisors, advertising, sponsorship of events or seminars, obtaining shelf space in broker-dealer firms and similar activities designed to promote the sale of the our products. These arrangements will not change the price you pay for your units.

     The sponsor reserves the right to reject, in whole or in part, any order for the purchase of units.

     PROFITS OF SPONSOR. The sponsor will receive gross sales fees equal to the percentage of the offering price of the units of the trust and will pay a portion of such sales fees to dealers and agents. In addition, the sponsor may realize a profit or a loss resulting from the difference between the purchase prices of the securities to the sponsor and the cost of such securities to the trust. The sponsor may also realize profits or losses with respect to securities deposited in the trust which were acquired from underwriting syndicates of which the sponsor was a member. An underwriter or underwriting syndicate purchases securities from the issuer on a negotiated or competitive bid basis, as principal, with the motive of marketing such securities to investors at a profit. The sponsor may realize additional profits or losses during the initial offering period on unsold units as a result of changes in the daily evaluation of the securities in the trust.

     MARKET FOR UNITS. After the initial offering period, while not obligated to do so, the sponsor may, subject to change at any time, maintain a market for units of the trust offered hereby and to continuously offer to purchase said units at the net asset value determined by the evaluator, provided that the repurchase price will not be reduced by any remaining creation and development fee or organization costs during the initial offering period. While the sponsor may repurchase units from time to time, it does not currently intend to maintain an active secondary market for units. Unitholders who wish to dispose of their units should inquire of their broker as to current market prices in order to determine whether there is in existence any price in excess of the redemption price and, if so, the amount thereof. Unitholders who sell or redeem units prior to such time as the entire deferred sales fee on such units has been collected will be assessed the amount of the remaining deferred sales fee at the time of such sale or redemption. Unitholders who sell or redeem units prior to such time as the entire creation and development fee on such units has been collected will not be assessed the amount of the remaining creation and development fee at the time of such sale or redemption. The offering price of any units resold by the sponsor will be in accord with that described in the currently effective prospectus describing such units. Any profit or loss resulting from the resale of such units will belong to the sponsor. If the sponsor decides to maintain a secondary market, it may suspend or discontinue purchases of units of the trust if the supply of units exceeds demand, or for other business reasons.

     REDEMPTION. A unitholder who does not dispose of units in the secondary market described above may cause units to be redeemed by the trustee by making a written request to the trustee at its unit investment trust division office and, in the case of units evidenced by a certificate, by tendering such certificate to the trustee properly endorsed or accompanied by a written instrument or instruments of transfer in form satisfactory to the trustee. Unitholders must sign the request, and such certificate or transfer instrument, exactly as their names appear on the records of the trustee and on any certificate representing the units to be redeemed. Additional documentation may be requested, and a signature guarantee is always required, from corporations, executors, administrators, trustees, guardians or associations. The signatures must be guaranteed by a participant in the Securities Transfer Agents Medallion Program ("STAMP") or such other signature guaranty program in addition to, or in substitution for, STAMP, as may be accepted by the trustee. A certificate should only be sent by registered or certified mail for the protection of the unitholder. Since tender of the certificate is required for redemption when one has been issued, units represented by a certificate cannot be redeemed until the certificate representing such units has been received by the purchasers.

     Redemption shall be made by the trustee no later than the seventh day following the day on which a tender for redemption is received (the "Redemption Date") by payment of cash equivalent to the redemption price, determined as set forth below under "Computation of Redemption Price," as of the close of regular trading on the New York Stock Exchange next following such tender, multiplied by the number of units being redeemed. Any units redeemed shall be canceled and any undivided fractional interest in the related trust extinguished. The price received upon redemption might be more or less than the amount paid by the unitholder depending on the value of the securities in the trust at the time of redemption. Unitholders who sell or redeem units prior to such time as the entire deferred sales fee on such units has been collected will be assessed the amount of the remaining deferred sales fee at the time of such sale or redemption. Unitholders who sell or redeem units prior to such time as the entire creation and development fee on such units has been collected will not be assessed the amount of the remaining creation and development fee at the time of such sale or redemption. Certain broker-dealers may charge a transaction fee for processing redemption requests.

     Under regulations issued by the Internal Revenue Service, the trustee is required to withhold a specified percentage of the principal amount of a unit redemption if the trustee has not been furnished the redeeming unitholder's tax identification number in the manner required by such regulations. Any amount so withheld is transmitted to the Internal Revenue Service and may be recovered by the unitholder only when filing a tax return. Under normal circumstances, the trustee obtains the unitholder's tax identification number from the selling broker. However, any time a unitholder elects to tender units for redemption, such unitholder should make sure that the trustee has been provided a certified tax identification number in order to avoid this possible "back-up withholding." In the event the trustee has not been previously provided such number, one must be provided at the time redemption is requested. Any amounts paid on redemption representing interest shall be withdrawn from the Income Account of the trust to the extent that funds are available for such purpose. All other amounts paid on redemption shall be withdrawn from the Capital Account for the trust.

     Unitholders tendering units for redemption may request a distribution in kind (a "Distribution In Kind") from the trustee in lieu of cash redemption of an amount and value of securities per unit equal to the redemption price per unit as determined as of the evaluation time next following the tender, provided that the tendering unitholder meets the requirements stated in the prospectus and the unitholder has elected to redeem at least thirty days prior to the termination of the trust. If the unitholder meets these requirements, a Distribution In Kind will be made by the trustee through the distribution of each of the securities of the trust in book entry form to the account of the unitholder's bank or broker-dealer at Depository Trust Company. The tendering unitholder shall be entitled to receive whole shares of each of the securities comprising the portfolio of the trust and cash from the Capital Account equal to the fractional shares to which the tendering unitholder is entitled. The trustee shall make any adjustments necessary to reflect differences between the redemption price of the units and the value of the securities distributed in kind as of the date of tender. If funds in the Capital Account are insufficient to cover the required cash distribution to the tendering unitholder, the trustee may sell securities. The in kind redemption option may be terminated by the sponsor at any time.

     The trustee is empowered to sell securities in order to make funds available for the redemption of units. To the extent that securities are sold or redeemed in-kind, the size of the trust will be, and the diversity of the trust may be, reduced but each remaining unit will continue to represent approximately the same proportional interest in each security. Sales may be required at a time when securities would not otherwise be sold and may result in lower prices than might otherwise be realized. The price received upon redemption may be more or less than the amount paid by the unitholder depending on the value of the securities in the portfolio at the time of redemption.

     The trustee is irrevocably authorized in its discretion, if the sponsor does not elect to purchase any unit tendered for redemption, in lieu of redeeming such units, to sell such units in the over-the-counter market for the account of tendering unitholders at prices which will return to the unitholders amounts in cash, net after brokerage commissions, transfer taxes and other charges, equal to or in excess of the redemption price for such units. In the event of any such sale, the trustee shall pay the net proceeds thereof to the unitholders on the day they would otherwise be entitled to receive payment of the redemption price.

     The right of redemption may be suspended and payment postponed (1) for any period during which the New York Stock Exchange is closed, other than customary weekend and holiday closings, or during which (as determined by the Securities and Exchange Commission) trading on the New York Stock Exchange is restricted;
(2) for any period during which an emergency exists as a result of which disposal by the trustee of securities is not reasonably practicable or it is not reasonably practicable to fairly determine the value of the underlying securities in accordance with the trust agreement; or (3) for such other period as the Securities and Exchange Commission may by order permit. The trustee is not liable to any person in any way for any loss or damage which may result from any such suspension or postponement.

     COMPUTATION OF REDEMPTION PRICE. The redemption price for units of the trust is computed by the evaluator as of the evaluation time stated in the prospectus next occurring after the tendering of a unit for redemption and on any other business day desired by it, by:

A. Adding: (1) the cash on hand in the trust other than cash deposited in the trust to purchase securities not applied to the purchase of such securities and (2) the aggregate value of each issue of the securities held in the trust as determined by the evaluator as described above;

B. Deducting therefrom (1) amounts representing any applicable taxes or governmental charges payable out of the trust and for which no deductions have been previously made for the purpose of additions to the Reserve Account; (2) an amount representing estimated accrued expenses, including but not limited to fees and expenses of the trustee (including legal and auditing fees), the evaluator, the sponsor and counsel, if any; (3) cash held for distribution to unitholders of record as of the business day prior to the evaluation being made; and (4) other liabilities incurred by the trust, provided that the redemption price will not be reduced by any remaining creation and development fee or organization costs during the initial offering period; and

C. Finally dividing the results of such computation by the number of units of the trust outstanding as of the date thereof.

     RETIREMENT PLANS. The trust may be suited for purchase by Individual Retirement Accounts, Keogh Plans, pension funds and other qualified retirement plans. Generally, capital gains and income received under each of the foregoing plans are deferred from Federal taxation. All distributions from such plans are generally treated as ordinary income but may, in some cases, be eligible for special income averaging or tax-deferred rollover treatment. Investors considering participation in any such plan should review specific tax laws related thereto and should consult their attorneys or tax advisers with respect to the establishment and maintenance of any such plan. Such plans are offered by brokerage firms and other financial institutions. The trust will lower the minimum investment requirement for IRA accounts. Fees and charges with respect to such plans may vary.

     OWNERSHIP OF UNITS. Ownership of units will not be evidenced by certificates unless a unitholder, the unitholder's registered broker/dealer or the clearing agent for such broker/dealer makes a written request to the trustee. Units are transferable by making a written request to the trustee and, in the case of units evidenced by a certificate, by presenting and surrendering such certificate to the trustee properly endorsed or accompanied by a written instrument or instruments of transfer which should be sent by registered or certified mail for the protection of the unitholder. Unitholders must sign such written request, and such certificate or transfer instrument, exactly as their names appear on the records of the trustee and on any certificate representing the units to be transferred. Such signatures must be guaranteed as described above.

     Units may be purchased and certificates, if requested, will be issued in denominations of one unit or any multiple thereof, subject to the minimum investment requirement. Fractions of units, if any, will be computed to three decimal places. Any certificate issued will be numbered serially for identification, issued in fully registered form and will be transferable only on the books of the trustee. The trustee may require a unitholder to pay a reasonable fee, to be determined in the sole discretion of the trustee, for each certificate re-issued or transferred and to pay any governmental charge that may be imposed in connection with each such transfer or interchange. The trustee at the present time does not intend to charge for the normal transfer or interchange of certificates. Destroyed, stolen, mutilated or lost certificates will be replaced upon delivery to the trustee of satisfactory indemnity (generally amounting to 3% of the market value of the units), affidavit of loss, evidence of ownership and payment of expenses incurred.

TAXATION

     If any U.S. investor is treated as owning directly or indirectly 10 percent or more of the combined voting power of the stock of a foreign corporation, and all U.S. shareholders of that corporation collectively own more than 50 percent of the vote or value of the stock of that corporation, the foreign corporation may be treated as a controlled foreign corporation (a "CFC"). If you own 10 percent or more of a CFC (through a trust and in combination with your other investments) you will be required to include certain types of the CFC's income in your taxable income for federal income tax purposes whether or not such income is distributed to your trust or to you. A foreign corporation will generally be treated as a passive foreign investment company ("PFIC") if 75 percent or more of its income is passive income or if 50 percent or more of its assets are held to produce passive income. If your trust purchases shares in a PFIC, you may be subject to U.S. federal income tax on a portion of certain distributions or on gains from the disposition of such shares at rates that were applicable in prior years and any gain may be recharacterized as ordinary income that is not eligible for the lower net capital gains tax rate. Additional charges in the nature of interest may also be imposed on you. Certain elections may be available with respect to PFICs that would limit these consequences. However, these elections would require you to include certain income of the PFIC in your taxable income even if not distributed to your trust or to you, or require you to annually recognize as ordinary income any increase in the value of the shares of the PFIC, thus requiring you to recognize income for federal income tax purposes in excess of your actual distributions from PFICs and proceeds from


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dispositions of PFIC stock during a particular year. Dividends paid by PFICs will not be eligible to be taxed at the net capital gains tax rate.

PERFORMANCE INFORMATION

     Information contained in this Information Supplement or in the prospectus, as it currently exists or as further updated, may also be included from time to time in other prospectuses or in advertising material. Information on the performance of the trust strategy or the actual performance of the trust may be included from time to time in other prospectuses or advertising material and may reflect sales fees and expenses of the trust. The performance of the trust may also be compared to the performance of money managers as reported in SEI Fund Evaluation Survey or of mutual funds as reported by Lipper Analytical Services Inc. (which calculates total return using actual dividends on ex-dates accumulated for the quarter and reinvested at quarter end), Money Magazine Fund Watch (which rates fund performance over a specified time period after sales fee and assuming all dividends reinvested) or Wiesenberger Investment Companies Service (which states fund performance annually on a total return basis) or of the New York Stock Exchange Composite Index, the American Stock Exchange Index (unmanaged indices of stocks traded on the New York and American Stock Exchanges, respectively), the Dow Jones Industrial Average (an index of 30 widely traded industrial common stocks) or the Standard & Poor's 500 Index (an unmanaged diversified index of 500 stocks) or similar measurement standards during the same period of time.













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